UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

October 31, 2013

Annual Report

Dividend Growth Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Balanced Fund

Investment Grade Convertible Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

International Fund

International Select Fund

Global Equity Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Table of Contents

Shareholder Letter	5
Fund Review and Commentary	8
Financial Statements
The Victory Equity Funds
Dividend Growth Fund
Schedule of Portfolio Investments	50
Statement of Assets and Liabilities	55
Statement of Operations	56
Statements of Changes in Net Assets	57-58
Financial Highlights	59-63
Established Value Fund
Schedule of Portfolio Investments	52
Statement of Assets and Liabilities	55
Statement of Operations	56
Statements of Changes in Net Assets	57-58
Financial Highlights	64-67
Special Value Fund
Schedule of Portfolio Investments	68
Statement of Assets and Liabilities	76
Statement of Operations	77
Statements of Changes in Net Assets	78-79
Financial Highlights	80-84
Small Company Opportunity Fund
Schedule of Portfolio Investments	71
Statement of Assets and Liabilities	76
Statement of Operations	77
Statements of Changes in Net Assets	78-79
Financial Highlights	85-88
Large Cap Growth Fund
Schedule of Portfolio Investments	74
Statement of Assets and Liabilities	76
Statement of Operations	77
Statements of Changes in Net Assets	78-79
Financial Highlights	89-93
The Victory Hybrid Funds
Balanced Fund
Schedule of Portfolio Investments	94
Statement of Assets and Liabilities	100
Statement of Operations	101
Statements of Changes in Net Assets	102-103
Financial Highlights	104-107
Investment Grade Convertible Fund
Schedule of Portfolio Investments	97
Statement of Assets and Liabilities	100
Statement of Operations	101
Statements of Changes in Net Assets	102-103
Financial Highlights	108-109

Table of Contents (continued)

The Victory Taxable Fixed Income Fund
Fund for Income
Schedule of Portfolio Investments	110
Statement of Assets and Liabilities	113
Statement of Operations	114
Statements of Changes in Net Assets	115-116
Financial Highlights	117-121
The Victory Tax-Exempt Fixed Income Funds
National Municipal Bond Fund
Schedule of Portfolio Investments	122
Statement of Assets and Liabilities	129
Statement of Operations	130
Statements of Changes in Net Assets	131-132
Financial Highlights	133-134
Ohio Municipal Bond Fund
Schedule of Portfolio Investments	126
Statement of Assets and Liabilities	129
Statement of Operations	130
Statements of Changes in Net Assets	131-132
Financial Highlights	135
The Victory International Equity Funds
International Fund
Schedule of Portfolio Investments	136
Statement of Assets and Liabilities	150
Statement of Operations	151
Statements of Changes in Net Assets	152-153
Financial Highlights	154-158
International Select Fund
Schedule of Portfolio Investments	142
Statement of Assets and Liabilities	150
Statement of Operations	151
Statements of Changes in Net Assets	152-153
Financial Highlights	159-163
Global Equity Fund
Schedule of Portfolio Investments	145
Statement of Assets and Liabilities	150
Statement of Operations	151
Statements of Changes in Net Assets	152-153
Financial Highlights	164-167
Notes to Financial Statements	168
Report of Independent Registered Public Accounting Firm	185

Table of Contents (continued)

Supplemental Information	186
Trustee and Officer Information	186
Proxy Voting and Form N-Q Information	189
Expense Examples	189
Additional Federal Income Tax Information	193
Advisory Contract Renewal	195

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Letter to Our Shareholders

The U.S. equity market posted strong returns in 2013 against a backdrop of modest growth, reduced financial stresses, and improving investor sentiment toward stocks. All major market indices, with the exception of the NASDAQ, established new all-time record highs with regularity as the year progressed. It has been a noteworthy performance to be sure, with even the most bullish strategists failing to foresee gains of this magnitude in 2013. In fact, while there have been pauses and retrenchments, the markets have managed to avoid a serious correction (10% or greater) since late 2011.

Fueling the advance have been a number of factors, including signs of stabilization in Europe, the apparent soft landing in Chinese economic growth, a continuation of easy global monetary policy, and evidence of investment flows out of fixed income and into equities. Earnings have benefitted from pockets of strength in end markets and a steadfast focus on margins, where stagnant or falling input prices have also provided a lift.

Washington's unending standoff over fiscal policy likely served as the market's biggest headwind, while questions surrounding the timing of Fed tapering led to wide swings in interest rates, prompting angst among fixed income investors. Bond markets entered a period of upheaval in May and June with the rate on the 10-year U.S. Treasury note rising a staggering 82 basis points to levels not seen since July 2011.

Emerging markets lagged developed markets by a wide margin as their commodity-intensive economies floundered in the face of middling demand and ample supply. Underperformance turned into outright panic in late-Spring and early-Summer as the effects of the surge in U.S. interest rates ricocheted around the globe, leading to a furious unwinding of the carry trade and precipitous declines in the currencies of developing countries with high current account balances.

While it has been a halting year for fixed income investors, it has been a tremendously rewarding one for developed-market equity investors. The feverish search for yield that characterized the final months of 2012 and first part of 2013 has given way to a preference for the more growth-oriented and cyclical areas of the market. We have witnessed the restoration of a more normal market environment, made evident by the steady decline in intra-stock correlations. This has allowed the investment merit of the individual company to reassert as the overriding driver of stock performance, which serves as tailwind for skilled active managers.

We continue to believe that those investors with consistent, differentiated, and effective investment processes stand to reap disproportionate benefit. By nature, the market will always present opportunities for outperformance, and our pursuit of this achievement will remain focused and unwavering. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

This page is intentionally left blank.

The Victory Equity Funds

Dividend Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity markets posted another year of strong returns in 2013 driven by the continued accommodative interest rate environment, improving profitability across many industries and stabilization in the rest of world economies, particularly Europe. During the fiscal year ended October 31, 2013, the Federal Reserve continued its now two year $1 trillion program of stimulus or "quantitative easing", which has had the central bank buying $85 billion in bonds each month since September 2012. As the ten year bond dipped below 2%, investors embraced equities, further fortifying the asset inflation the Fed seeks until the job market substantially improves, in the Fed's opinion. The unemployment rate improved slightly during the year, though hiring continued its sluggish pace with only 185,000 new jobs added, on average, in each of the past 12 months. The long anticipated "tapering" of stimulus and rise in interest rates is keenly dependent upon improving unemployment and tightening of the labor force. Meanwhile, economic data related to housing, purchasing managers, non-farm payrolls, and industrial production are suggestive of a slowly improving U.S. economy as we enter into 2014.

The Fund was launched on November 1, 2012 and The Fund (Class A Shares at net asset value), returned 28.12% for the fiscal year ended October 31, 2013 compared to the S&P 500 Index1 return of 27.18% over the same period.

The Fund's outperformance for the period can be attributed to strong stock selection and a positive contribution from sector allocation. Throughout most the year, the Fund held an overweight position across the Consumer Discretionary, Consumer Staples, Industrials and Materials sectors — a result of our bottom-up stock selection process — which contributed to performance broadly. Information Technology was a challenging sector during the period, when some holdings were impacted by product cycle transition, though still maintained leadership positions in their respective industries.

Among the top performers for the year was Boeing Co., which is riding the crest of a strong and more profitable commercial aircraft cycle. Launches of the new, jumbo 787 (Dreamliner)

The Victory Equity Funds

Dividend Growth Fund (continued)

and 777x aircraft are creating significant order backlog, earnings and free cash flow visibility to 2017, which the company is returning to shareholders via dividends and share repurchases.

The value of CBS Corp., Class B rose sharply during the year as the media company produced strong ratings and revenues across network television and programming. The company also announced plans to spin off, and convert into a real estate investment trust, its outdoor advertising business. BlackRock, Inc. was also a strong contributor as the asset manager experienced significant flows into its iShares ETF platform, unconstrained and alternative strategies. With growing scale, the company is poised to deliver on expanding margins and free cash flow in the quarters and years ahead.

One of the biggest detractors was Apple, Inc., which upon transitioning its mobile phone platform to iPhone 5s/5c in the U.S., is slated to do so in China with greater carrier participation. Investors appear to be concerned with several issues including growing tablet and smartphone competition and its impact on margin expansion, which the company has guided to 36.5 — 37.5% in the first quarter of 2014. During the year, Apple, Inc. doubled its capital return program to a $60 billion share repurchase by 2015 and raised its dividend to $3.05/share. The company should approach 2014 with nearly $140 billion of net cash which should be directed toward continued share repurchases and dividend increases. Cisco Systems, Inc. was also a detractor during the period, as the networking and communications company projected first quarter sales growth below expectations. Emerging market weakness, delayed government orders and product transition in its core router offerings were cited reasons for the near-term sales headwind. Despite the temporary challenges, Cisco Systems, Inc. remains a leader in business lines and we like the transition to a more software-centric business model. With a present valuation of nearly 7x 2014 earnings (net of $7/cash per share), 10% free cash flow yield and 3.3% yield, Cisco Systems, Inc. remains attractively valued.

The Victory Equity Funds

Dividend Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2013

	Class A		Class C		Class R	Class I	Class Y
INCEPTION DATE	11/1/12		11/1/12		11/1/12	11/1/12	11/1/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	28.12%	20.75%	27.09%	26.09%	27.76%	28.47%	28.41%	27.18%
Three Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.56%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.17%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.46%
Since Inception	28.12%	20.75%	27.09%	26.09%	27.76%	28.47%	28.41%	N/A
Expense Ratios
Gross	2.82%		3.57%		3.07%	2.57%	2.57%
With Applicable Waivers	1.25%		2.00%		1.50%	0.95%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Dividend Growth Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

The period that marks the fiscal year of the Fund was characterized by strength in domestic equity prices as U.S. economic data showed modest improvement and monetary policy remained accommodative. U.S. housing data continued to support a domestic recovery, and the European economy appeared relatively more stable. These positive developments, however, were marred on occasion by apparent slowing in emerging markets as well as political uncertainty with budget sequestration, and the debt ceiling debate spurning negative headlines and injuring consumer confidence. Additionally, uncertainty regarding when the Federal Reserve will taper asset purchases caused volatility in the period. Nonetheless, equity returns were generally positive. As defined by the size and style indices, smaller-cap stocks outperformed larger-cap stocks and growth outpaced value. While challenges remain on the horizon, equities continue to be an attractive asset class for long-term investors.

The Fund outperformed the benchmark Russell Midcap Value Index1 (the "Index") return on a gross basis, but lagged marginally on a net basis for the fiscal year ended October 31, 2013, with the Fund (Class A Shares at net asset value) returning 32.61% versus the Index return of 33.45%.

The Fund's performance was aided by sector allocation decisions as the portfolio's weights for seven out of the ten economic sectors proved favorable to results. The greatest benefit came from an underweight position in Utilities, followed by an underweight in Financials. Stock selection was a slight negative with holdings in three of the nine economic sectors represented within the portfolio underperforming. Holdings within the Information Technology sector were the biggest drag on results, while stock selection within the Materials sector was the strongest.

Looking at some of the greatest contributors to returns, the shares of Cimarex Energy Co. were strong in the year with results out of the company's Permian Basin play coming in ahead of expectations. Tyson Foods, Inc., Class A was also among the top contributors as the company benefited from improved chicken pricing and the rationalization of industry beef supply. With sentiment on the shares being negative after a difficult 2012, these positive developments sent the shares soaring, as did greater earnings power from structural improvements made by management in the last several years. From the Health Care sector, the shares of Covance, Inc. surged during the year. The shares rose with solid earnings

The Victory Equity Funds

Established Value Fund (continued)

reports which signaled an inflection in business trends for the high-quality franchise after years of underperformance and low expectations. The shares of Applied Materials, Inc. rallied throughout the year due to an improved spending environment in the semiconductor equipment market. Lastly, the shares of Johnson Controls, Inc. outperformed with consecutive strong earnings reports for the first time in several years and with management continuing its strategic review of the company's current business lines in an effort to improve returns and create shareholder value.

Turning to some of the biggest detractors from relative performance, shares of McDermott International, Inc. fell with cost overruns on projects as well as execution issues leading to several quarters of weaker-than-expected earnings results. The shares of teen retailer Abercrombie & Fitch sold off after a disappointing quarter which management attributed to dwindling store traffic and increasing competitive pressures within the teen space. Despite opportunities for operational improvements in the business through rationalizing the store base and cutting administrative costs, deteriorating same-store sales comparisons across geographies were resulting in insurmountable operating deleverage, and we exited our position in the company accordingly. Chico's FAS, Inc. was also among the bottom performers as the Retail group broadly came under pressure with disappointing traffic and consumer spending trends as well as a shift from apparel to more durable goods purchases. Also from the Consumer Discretionary sector, the shares of Darden Restaurants underperformed following a negative earnings preannouncement in the fourth quarter of 2012 spurred by an intensified promotional environment and decelerating traffic trends as consumers remained economically challenged. Finally, the shares of Broadcom Corp., Class A struggled as high-end smartphone growth has matured and with increasing competition in the company's mobile business.

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31,2013

	Class A		Class R	Class I	Class Y
INCEPTION DATE	5/5/00		8/16/83	3/1/10	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Value Index[1]
One Year	32.61%	24.97%	32.35%	33.09%	N/A	33.45%
Three Year	15.36%	13.11%	15.17%	15.78%	N/A	17.54%
Five Year	18.17%	16.78%	17.98%	N/A	N/A	18.85%
Ten Year	11.11%	10.45%	10.94%	N/A	N/A	10.62%
Since Inception	9.63%	9.15%	11.85%	15.83%	19.01%	N/A
Expense Ratios
Gross	1.06%		1.23%	0.68%	1.17%
With Applicable Waivers	1.06%		1.23%	0.68%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Small and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

The Fund (Class A Shares at net asset value) returned 28.65% for the fiscal year ended October 31, 2013. The Fund's benchmark, the Russell Midcap Index1 (the "Index"), returned 33.79%.

As we entered the year, we were cautious given the uncertainties within the global markets. The traditionally strong performance in the fourth quarter by equities failed to materialize in the latter part of 2012 as the overhang of the elections and the fiscal cliff overshadowed any improvement in domestic and global macro-economic conditions. Coming off the September "QE3" announcement, U.S. economic data was encouraging as stronger Manufacturing and Non-Manufacturing Institute of Supply Management Manufacturing Index ("ISM") data coupled with a decline in the employment rate and marginal improvement in industrial production. While the data continued to support an expectation of GDP growth in the fourth quarter approximating 1.5 — 2.0%, it failed to provide any meaningful support to the equity markets

The fiscal year was characterized by an environment generally positive for equity market returns. Domestically, an accommodative monetary policy instituted by the Federal Reserve (the "Fed"), created a significant amount of liquidity designed to stimulate economic activity and lending to both corporation and consumers. The Fed's policy of quantitative easing, or "QE", would be in effect until there was evidence of sustained economic growth primarily through improved macroeconomic data.

On the Industrial front, with generally positive economic data from sources such as the ISM, Industrial Production and Durable goods orders provided a base for positive performance. However, organic growth was difficult to achieve due to depressed demand. A combination of productivity gains and cost controls were the primary drivers for generally positive corporate earnings while strong balance sheets evidenced by high cash levels and lower debt levels allowed for shareholder-friendly measures such as stock repurchases and increased dividends.

Similarly, at the Consumer level, corporate earnings showed continued improvement as consumers' balance sheets had sufficiently stabilized to allow spending on housing, autos and durable goods. Consumer confidence also rose to recent highs. Inflation continued to remain subdued, further supporting consumer prices. Tempering these positives was the lack of meaningful progress on the employment front, which would have a multiplier effect for further improvement in economic growth.

A period of higher volatility was introduced into the market as the Federal Reserved toyed with the idea of slowing the pace of "QE", or "tapering". The uncertainty over the potential

The Victory Equity Funds

Special Value Fund (continued))

timing of its actions and the effect it would have on interest rates played havoc with the sustained rise in equity market returns.

On the global front, it became evident that the U.S. economy was further along in the pace of recovery. Europe was still mired in a recession lead by a weak consumer, while emerging markets led by China, continue to experience decline in their respective GDPs. However, a common thread among these regions was a concerted effort by the governments to maintain accommodative monetary policy.

With respect to the strategy's underperformance, a combination of stock-specific events and a lack of exposure to certain industries accounted for the majority of the shortfall relative to the Index. The Fund's philosophy of identifying long-term investment themes generally benefits from a favorable macro-economic environment both domestically and globally, a condition that while absent during the early part of the year, appeared to improve as the year progressed. We believe that as the economy continues to recover, our thematic approach and our focus on higher-quality companies with attractive valuations will benefit performance.

The most significant detractor from performance for the year was in the Information Technology sector. Specifically, it was due to a combination of an unfavorable overweight stance and weak stock performance within our Software industry holdings of Citrix Systems, Inc., Nuance Communications, Inc. and TIBCO Software, Inc. All three companies posted negative returns for the year as concerns around an uncertain economic environment resulted in subdued capital expenditures by Chief Technology Officers, negatively impacting each company in some respect. In addition, our holdings in Altera Corp., Semtech Corp. and LSI Corp. within the Semiconductor industry failed to keep pace with their peers, resulting in relative underperformance. Also contributing to the strategy's underperformance were the Fund's holdings in the Health Care Equipment industry within the Health Care sector. Weakness in our holdings of Edwards Lifesciences and IDEXX Laboratories, Inc. accounted for the relative also performed poorly during the year.

On a positive note, we outperformed in the Financials' sector as a favorable underweight and positive stock selection within REIT's benefitted returns. Our holdings in SL Green Realty Corp. and Essex Property Trust, Inc. both exceeded industry returns. Within the Capital Markets, good stock selection in TD Ameritrade and Affiliated Managers Group, Inc. resulted in relative outperformance as strong equity markets benefitted operating fundamentals for both companies. Similar outperformance in Consumer Discretionary was attributable to a favorable overweight and good stock selection in the Auto Components industry, along with Hotels/Restaurants/Leisure and the Textiles/Apparel industries. Our Auto theme benefitted from our holdings in suppliers such as The Goodyear Tire & Rubber Company, BorgWarner, Inc. and Lear Corp. as demand for autos picked up both domestically and globally. In Hotels/Restaurants/Leisure our holdings of MGM Resorts, Dunkin' Brands Group, Inc. and Penn National Gaming, Inc. benefitted from improved consumer confidence while Penn National Gaming, Inc. also rose substantially from its decision to convert to a REIT. In Textiles/Apparel, our holding in Hanesbrands, Inc. rose on improved investor sentiment following announcing shareholder friendly measures and the acquisition of competitor Maidenform.

While we remain generally positive on equities, we can envisage a period of increased volatility on the heels of uncertainty. If the Fed tapers, it would be due to the existence of a better economy, generally a positive for the equity markets. However, the uncertainty whether the accompanying rise in interest rates may negatively impact the pace of economic growth may be viewed as an obstacle to further market gains. In addition, as equity markets have risen, so have valuations. While not at historical levels, additional gains may be more difficult to obtain in the absence of more compelling economic data.

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31,2013

	Class A		Class C		Class R	Class I	Class Y
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell MidCap Index[1]
One Year	28.65%	21.24%	27.49%	26.49%	28.24%	29.07%	N/A	33.79%
Three Year	10.22%	8.07%	9.22%	9.22%	9.87%	10.56%	N/A	17.40%
Five Year	13.29%	11.95%	12.23%	12.23%	12.91%	13.65%	N/A	19.67%
Ten Year	8.15%	7.51%	7.19%	7.19%	7.80%	N/A	N/A	10.35%
Since Inception	9.16%	8.83%	9.04%	9.04%	8.66%	2.25%	16.95%	N/A
Expense Ratios
Gross	1.30%		2.23%		1.59%	0.95%	1.62%
With Applicable Waivers	1.30%		2.20%		1.59%	0.95%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

The period that marks the fiscal year of the Fund was characterized by strength in domestic equity prices as U.S. economic data showed modest improvement and monetary policy remained accommodative. U.S. housing data continued to support a domestic recovery, and the European economy appeared relatively more stable. These positive developments, however, were marred on occasion by apparent slowing in emerging markets as well as political uncertainty with budget sequestration, and the debt ceiling debate spurning negative headlines and injuring consumer confidence. Additionally, uncertainty regarding when the Federal Reserve will taper asset purchases caused volatility in the period. Nonetheless, equity returns were generally positive. As defined by the size and style indices, smaller-cap stocks outperformed larger-cap stocks and growth outpaced value. While challenges remain on the horizon, equities continue to be an attractive asset class for long-term investors.

The Fund outperformed the benchmark Russell 2000 Value Index1 (the "Index") return on a gross basis, but lagged marginally on a net basis for the fiscal year ended October 31, 2013, with the Fund (Class A shares at net asset value) returning 31.42% versus the Index return of 32.83%.

The Fund's performance for the period was aided by sector allocation decisions as the portfolio's weights for six out of the ten economic sectors proved favorable to results. The greatest benefit came from an underweight position in Financials, followed by an overweight position in Industrials. Stock selection was a slight negative with holdings in six of the nine economic sectors represented within the portfolio underperforming. Holdings within the Industrials sector were the biggest drag on results, while stock selection within the Financials sector was the strongest.

The top contributors to performance for the year included Brunswick Corp. whose shares climbed as the manufacturer of recreational products such as boats and billiards tables saw its end markets picking up and benefited from additional leverage due to cost cuts and divestitures of noncore businesses in the last several years. As new devices with touch screen capabilities were introduced, the shares of Synaptics, Inc. (SYNA), a leader in the touch screen market, also soared in the year. SYNA successfully took market share, winning sockets for several key mobile phone products including the Samsung Galaxy S4. Two more of the top contributors came from the Financials sector as PacWest Bancorp (PACW) and StanCorp Financial Group, Inc. (SFG) saw their shares rise. PACW outperformed as the company

The Victory Equity Funds

Small Company Opportunity Fund (continued)

announced a merger of equals with CapitalSource in July which was accretive to earnings and gave the bank a national lending platform with higher loan yields than traditional bank loans. The shares of SFG traded higher as the employee benefits provider lapped underwriting issues that had plagued the business in 2011 and 2012. Given the shorter duration nature of the company's primary product, SFG was able to effectively re-price the majority of its problem book of business. This, combined with attractive valuation, propelled the shares higher as the fundamental backdrop for the company improved. Lastly, the shares of Anixter International, Inc. (AXE) were strong as the company experienced high single-digit organic growth and increased its market share in the third quarter of the year. AXE's management also laid out a comprehensive plan for achieving long-term growth while returning capital to shareholders, which was received positively by the market.

Turning to the biggest detractors, Titan Machinery, Inc. was among the weakest holdings in the year with losses taken in its fledgling construction equipment business and gross margin pressure weighing on its agriculture equipment business. Investors remain concerned over how the business will perform in a weaker agriculture market as crop prices have fallen sharply and farmers' incomes will be affected. Two more of the biggest detractors came from the Energy sector as Cloud Peak Energy, Inc. (CLD) and PetroQuest Energy, Inc. (PQ) lagged in the year. The shares of PQ declined as cost overruns in Oklahoma and deferred volume growth in the company's La Cantera field in Louisiana hampered earnings and production growth. CLD struggled with thermal coal fundamentals remaining challenged in the face of low natural gas prices and weak global economic growth. Labor cost inflation in the Powder River Basin due to increased oil exploration also caused CLD's margins to contract. The shares of LMI Aerospace, Inc. sold off in the year as the company consistently fell short of earnings expectations and reduced guidance. This came as orders were deferred, costs on development programs mounted and the acquisition of Valent Aerostructures caused integration issues. Merit Medical Systems, Inc. underperformed as well, given weak earnings results on slowing growth in its base business as well as challenges with its acquired Thomas Medical business, including the loss of a major customer.

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2013

	Class A		Class R	Class I	Class Y
INCEPTION DATE	3/26/99		8/16/83	8/31/07	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	31.42%	23.88%	31.14%	31.89%	N/A	32.83%
Three Year	15.94%	13.67%	15.69%	16.35%	N/A	16.33%
Five Year	16.70%	15.32%	16.49%	17.16%	N/A	14.84%
Ten Year	10.61%	9.95%	10.38%	N/A	N/A	8.78%
Since Inception	10.23%	9.78%	9.84%	7.92%	17.26%	N/A
Expense Ratios
Gross	1.38%		1.61%	1.02%	2.22%
With Applicable Waivers	1.38%		1.61%	1.02%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity market posted strong returns in 2013 against a backdrop of modest growth, reduced financial stresses, and improving investor sentiment toward stocks. The S&P 500 Index posted returns of 19.8%, 25.3% and 27.2% for the first nine months, year-to-date through October 31, 2013 and year-over-year ending October 31, 2013, respectively.

The performance of U.S. equities has been noteworthy, with even the most bullish strategists failing to foresee gains of this magnitude in 2013. In fact, while there have been pauses and retrenchments, the markets have managed to avoid a serious correction. Fueling the advance have been a number of factors, including signs of stabilization in Europe, the apparent soft landing in Chinese economic growth, a continuation of easy global monetary policy, and evidence of investment flows out of fixed income and into equities. Earnings have benefitted from pockets of strength in end markets and a steadfast focus on margins, where stagnant or falling input prices have also provided a lift. Washington's unending standoff over fiscal policy has likely served as the market's biggest headwind, while questions surrounding the timing of Fed tapering have led to wide swings in interest rates, prompting angst among fixed income investors.

Market leadership has been extremely variable over the past year. Equity upside in late 2012 and early 2013 was led by defensive sectors such as Consumer Staples, Utilities, and Telecom. These sectors are characterized by value factors, which the Fund's strategy has generally exhibited negative exposure to over time. This factor bias, substantially brought about by unprecedented Fed policy and the resulting "search for yield", made it a difficult environment to navigate for an approach such as ours, which heavily favors growth and quality factors. As we moved into the middle part of the year, however, allusions by Fed officials to prospective tapering of its quantitative easing program roughly coincided with a change in investor preferences back toward cyclical and growth-oriented alternatives. Having avoided the temptation to waver from our growth-driven investment style in favor of paying up for high-yielding alternatives in slow growth sectors, we were able to capture the

The Victory Equity Funds

Large Cap Growth Fund (continued)

underappreciated value in our growth domain, and enjoyed a favorable turn in performance as a result.

For the fiscal year ending October 31, 2013, the Fund (Class A shares at net asset value) returned 27.29% compared to a return of 28.30% for the benchmark Russell 1000 Growth Index1 (the "Index"). Consumer Discretionary made the largest contribution to the Fund's performance relative to the Index, led by outsized gains in Priceline.com, Inc., Starbucks Corp., and Amazon.com, Inc.. Our selections within the Financial sector also outpaced those of the Index, led by Visa, Inc., Affiliated Managers Group, Inc., and Charles Schwab Corp. It was a difficult year for our holdings within the Industrials sector, impacted by lagging performance in Hertz Global Holdings, Inc., Caterpillar, Inc., and Fastenal Co. Health Care and Energy also detracted, owing to disappointing stock selections including Perrigo, Co., Express Scripts Holding Co., and Allergan, Inc. within Health Care and Schlumberger Ltd. and Cameron International Corp. in the Energy sector.

The transition over recent months to a more normalized market environment from one characterized by extreme polarization has served as a tailwind to the Fund. Along with the steady decline in intra-stock correlations as the year has progressed, the investment merit of the individual company has been reasserted as the overriding driver of stock performance. We view this as an advantageous environment as well as one that is likely to persist for the foreseeable future. We believe it will allow for companies with high growth, strong balance sheets, and compelling valuations to continue to draw incremental investment dollars thereby benefitting our shareholders.

The Victory Equity Funds

Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2013

	Class A		Class C		Class R	Class I	Class Y
INCEPTION DATE	12/31/03		12/31/03		12/31/03	3/1/11	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	27.29%	19.94%	26.22%	25.22%	26.83%	27.72%	N/A	28.30%
Three Year	12.43%	10.23%	11.51%	11.51%	11.98%	N/A	N/A	16.81%
Five Year	14.72%	13.36%	13.78%	13.78%	14.29%	N/A	N/A	17.51%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	7.18%	6.53%	6.33%	6.33%	6.84%	9.95%	18.19%	N/A
Expense Ratios
Gross	1.29%		2.15%		2.79%	1.00%	1.29%
With Applicable Waivers	1.29%		2.10%		1.65%	0.95%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments. Bond funds will tend to experience smaller fluctuation in price than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit, and prepayment risk associated with the underlying bonds in the portfolio. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2013, the Fund (Class A Shares at net asset value) returned 19.77%, outperforming the Balanced Fund (60/40) Index, which returned 17.42%. The S&P 500 Index1 returned 27.18% over the same period. Equity markets appreciated meaningfully in Fiscal 2013, building on the gains from Fiscal 2012. Importantly, from a psychological perspective, markets have reached new all-time highs and the 2008 downturn is becoming a distant memory. Corporate profit growth was positive, however multiple expansion was an even greater contributor to returns as P/E multiples grew from 13.0 to 16.2x 2013. With "tail risks" of a global recession residing and fixed income markets looking more vulnerable in anticipation of higher interest rates, equities had a phenomenal year, as the S&P 500 Index1 (the "Index") returned 27.18%. The U.S. economy continued on its slow growth trajectory as the housing, auto and manufacturing industries performed well. Emerging market growth has slowed, causing most commodities to underperform and keeping inflation in check, which also helped provide a tailwind for consumer spending. Accommodative monetary policy by European central bankers has helped to stabilize economic activity in that region, where expectations for recovery have been low. The Fund was positioned very well with an emphasis on more cyclically oriented sectors. The Fund (Class A Shares at net asset value) returned 31.19%, outperforming the Index by 400 basis points.

Leading the market higher were the Consumer Discretionary, Industrial, Health Care, and Financial sectors, all of which exceeded 30%. Defensive sectors such as Telecom, Utilities and Consumer Staples lagged as valuations were high and the relative attractiveness of higher dividend yields waned as the 10-year treasury appreciated from 1.75% to near 3.0% toward the end of the fiscal year. Within the Fund, relative performance was greatest in the Consumer Discretionary, Industrial and Energy sectors, while the Health Care and Technology sectors were detractors.

Correlations between securities receded and stock picking was rewarded in fiscal 2013. This was evident in the Fund, where stock selection contributed to approximately 70% of the outperformance, while sector allocation was also positive. Boeing Co., Google, Inc., Class A and General Motors Co. were the three largest contributors to the portfolio. Boeing recovered

The Victory Hybrid Funds

Balanced Fund (continued)

from concerns earlier in the year related to battery problems in its new Dreamliner aircraft. Deliveries increased, and orders for new aircraft improved meaningfully during the year. Concerns over Google, Inc.'s business model transitioning to the mobile world were alleviated, with the company growing the top line at a high-teens level. General Motors Co. was boosted by the gradual exit of government ownership, strong auto sales, improvement in their struggling European business, and the rollout of its new truck platform.

Apple, Inc. declined during the fiscal year, and was the largest detractor to portfolio performance. The stock suffered despite a low valuation as growth slowed more than anticipated and investors grew concerned about new product development under new leadership. Other detractors included Broadcom Corp., Class A and Citrix Systems, Inc., which declined on lower-than-expected growth.

The fixed income portion of the Fund benefitted from a bias toward short duration, high quality assets in the latter half of the year. From April through October, we steadily and deliberately reduced exposure to longer-duration U.S. Treasuries, agency and corporate debt in favor of high coupon, and slow-paying GNMA mortgage-backed securities. This served our stakeholders well as valuations of mortgages during the summer months had become depressed due to multiple types of participants all selling at the same time. The Fund's fixed portion now stands ready to take advantage of a stable-to-rising rate environment due to its primary allocation to bonds poised to deliver high, reliable income.

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31, 2013

	Class A		Class C		Class R	Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500 Index[1]	Balanced Fund (60/40) Index[2]
One Year	19.77%	12.90%	18.95%	17.95%	19.34%	20.06%	27.18%	17.42%
Three Year	10.42%	8.25%	9.64%	9.64%	10.08%	10.96%	16.56%	12.02%
Five Year	10.35%	9.04%	9.53%	9.53%	9.97%	10.84%	15.17%	12.14%
Ten Year	6.30%	5.67%	5.48%	5.48%	5.89%	N/A	7.46%	6.60%
Since Inception	7.06%	6.74%	6.24%	6.24%	4.14%	4.67%	N/A	N/A
Expense Ratios
Gross	1.48%		3.01%		1.79%	19.77%
With Applicable Waivers	1.15%		1.85%		1.45%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Balanced Fund (60/40) Index currently consists of the following weightings: 60% S&P 500 Index1, 40% Barclays Capital 1-5 Year U.S. Government Bond Index. Prior to May 1, 2013, the weightings were: 60% S&P 500 Index1, 40% Barclays Capital U.S. Aggregate Bond Index. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds". These securities generally offer higher yields than investment-grade securities but carry a higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer-term issues and environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Fund (Class A Shares at net asset value) returned 18.30% for the fiscal year ended October 31, 2013, compared to the 20.14% return of the BofA Merrill Lynch All Investment Grade Convertibles Index1 (the "Index").

The fiscal year began with uncertainty as a presidential election loomed, followed by the Fiscal Cliff dilemma, then the threat of the end of tapering by the Federal Reserve, and finally a government shutdown. But stocks rallied through all these obstacles buoyed by healthy economic data that showed steady, continual improvement. Since the credit environment was once again relatively benign, convertibles followed the path of stocks and performed well. As interest rates began to creep upward, the convertible asset class stayed true to form, exhibiting their low correlation to bonds and high correlation to stocks.

In terms of sectors performance, all sectors contributed positively to the return except for Basic Materials, which was flat. The portfolio was led by Healthcare, Industrials, Consumer Discretionary, and Technology. Notable performers include Gilead Sciences, Inc., Johnson & Johnson, and WellPoint, Inc., within Health Care. Within Consumer Discretionary, Ford Motor Co. and Priceline.com, Inc. performed well. Danaher Corp., Fluor Corp., and United Technologies Corp. provided outstanding returns within Industrials as did semiconductor holdings Xilinx, Inc., Lam Research Corp. and Intel Corp. within the Information Technology sector.

As a risk control, single issuers are capped at a 5% weighting at cost. Over the past year, one of our holdings, Gilead Sciences, Inc. performed extremely well, as it did in the prior year based on its success within its HIV, Hep C and oncology platforms. While this is our largest holding and it contributed greatly to the overall return, on a relative basis, it was a detriment to relative performance due to its outsized weighting in the Index. This security accounted for most of our underperformance.

Negative contributors include Allegheny Technologies, Inc. and Newmont Mining Corp. within Materials. Teva Pharmaceutical Finance LLC also performed sluggishly as growth stalled for this large generic drug maker. And finally, large holding Wells Fargo & Co., an underweight,

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

was down, as this convertible preferred security structure was impacted by the rise in interest rates.

We structure our portfolios with approximately 1/3 of the holdings in equity-sensitive convertibles, 1/3 in total return, middle-of-the road convertibles and 1/3 in defensive, fixed-income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the Fund continues to focus on the high-credit quality segment of the market, which results in a weighted average investment-grade rating.

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2013

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	BofA Merrill Lynch All Investment Grade Convertibles Index[1]
One Year	18.30%	15.95%	18.81%	20.14%
Three Year	7.98%	7.25%	8.42%	9.65%
Five Year	12.32%	11.86%	12.75%	12.61%
Ten Year	4.67%	4.46%	N/A	4.50%
Since Inception	7.52%	7.43%	3.20%	N/A
Expense Ratios
Gross	1.44%		1.12%
With Applicable Waivers	1.44%		1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The BofA Merrill Lynch All Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Fund

Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2013, the Fund (Class A shares at net asset value) had a total return of -1.03%. Its benchmark, the Barclays U.S. Capital 1-5 Year Government Bond Index1, had a total return of +0.35%.

Stocks rose heartily in fiscal 2013 as the Federal Reserve (the "Fed") set the stage for a continued rally on the back of easy money policies. The yield curve steepened dramatically from 1.41% to 2.25% spread between the two-year U.S. Treasury bond and the ten-year U.S. Treasury bond. Short rates, those with maturities of two years or less, rose 8.5%. Intermediate and longer-dated rates rose 84.2% and 51.1%, respectively, for the five- and ten-year U.S. Treasury bonds. Prices move opposite yields. Virtually all bonds gave ground as evidenced by the Barclays Aggregate Index which had a total return of -1.08% for the year. Corporate bonds returned -1.40% and mortgages returned -0.36%. Within the mortgage market, Freddie led Fannie, who in turn led Ginnie at -0.01%, -0.35% and -0.82%, respectively. While all mortgages were affected by the Fed's taper talk, Ginnie was hit particularly hard by selling pressure from REITs and Asia, which was likely overdone. This is unlikely to be repeated as REITs are now more on-sides and Asia looks to have subsequently reversed course.

Our 4% allocation to single-family structure (collateralized mortgage obligations) led performance, while our 82% allocation to GNMA pools was slightly positive. Our 3% allocation to U.S. Treasuries was a slight drag on performance, as was our 11% allocation to multi-family securities. This analysis does not account for trading and client flows which were negative for the year and were by far the single largest detractor for the Fund. Given the backdrop, it should come as no surprise that the Fund's A shares underperformed our benchmark by -1.38%. We continue to perform pool improvements, lightening up on some of the longer duration, more erratically prepaying securities in favor of shorter, more stable cash flows. This should serve our investors well as the economic data continue to improve, although at a glacial pace that is at times almost imperceptible.

The economy continues to improve because of the underpinnings of easy money, recently developed domestically produced energy sources, and businesses that are becoming more efficient with fewer resources. And therein lies the rub — many more Americans are dropping out of the labor force than are finding jobs in this still largely jobless recovery. Because unemployment is high in the youth cohort, fewer households are being formed than in previous recovery cycles. Investors have largely sated their appetite for distressed inventory,

The Victory Taxable Fixed Income Fund

Fund for Income (continued)

and home prices have appreciated roughly half of the value lost nationally from the depths of the housing crisis. We'd be happy to see one half this year's home price gains in 2014, because we don't see the fundamental support. Weaker home price appreciation and historically low labor participation should keep inflation in check and we've seen ample evidence of that to date. A Fed led by Janet Yellen is expected to hold short rates lower for longer and that bodes well for our strategy. Our shorter more stable cash flowing portfolio is well positioned to capitalize on this environment and defend against higher interest rates.

The Victory Taxable Fixed Income Fund

Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2013

	Class A		Class C		Class R	Class I	Class Y
INCEPTION DATE	3/26/99		3/1/02		9/16/87	3/1/11	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Barclays 1-5 Year Gov Bond Index[1]
One Year	–1.03%	–3.01%	–1.80%	–2.74%	–1.05%	–0.75%	N/A	0.35%
Three Year	1.52%	0.84%	0.73%	0.73%	1.47%	N/A	N/A	1.11%
Five Year	4.31%	3.89%	3.48%	3.48%	4.28%	N/A	N/A	2.46%
Ten Year	3.81%	3.61%	3.02%	3.02%	3.77%	N/A	N/A	3.25%
Since Inception	4.39%	4.24%	3.07%	3.07%	5.99%	2.15%	–0.83%	N/A
Expense Ratios
Gross	0.94%		1.69%		0.97%	0.65%	0.82%
With Applicable Waivers	0.94%		1.69%		0.97%	0.65%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

We ended the calendar year 2012 ended with muni rates near record lows in many spots of the yield curve. The market posted a respectable first quarter return in 2013 and there were modest net inflows into municipal open end funds.

The market seemed on its way to another respectable year until it all came to a sudden halt the last six weeks of the third quarter. Following comments from Federal Reserve (the "Fed") Chairman Bernanke on June 19th, 2013 at the Open-Market Meeting, the market took a crushing blow in the last week and a half of June. The Fed Chairman opened the door to possible tapering of QE3 (open market purchases of fixed income securities that have been running at a pace of about $1 trillion a year). It also signaled that the Fed intended to hold down short-term rates, most likely until 2015, but that it might slow the pace later this year, but not stop, its fixed income purchases. It is unclear what message the Fed was intending to send, but neither the bond market nor the stock market took it well. The stock market saw huge volatility (mostly down days) following the announcement, and the bond market (both treasuries and municipals) took a serious dive in price. Municipals fared even worse than treasuries; driven by fear, large redemptions from open-end municipal funds and massive illiquidity. For the three-day market period beginning June 20th, 2013, the municipal market saw an increase in yields of over 50 basis points up and down the yield curve. This was generally reported to be the worst three-day period for municipals in over 25 years. With almost zero liquidity, it seemed that there was little hope in sight until Wednesday June 26th, 2013, when the market finally saw a bid from crossover buyers who thought that municipals looked cheap to treasuries, leading to a small two-day rally. The market still finished the month sharply down in total return with the Barclays Municipal Bond Index posting a total return of -2.83%.

In July 2013 came the headline news of the City of Detroit filing for chapter 9 municipal bankruptcy, followed by credit concerns in Puerto Rico. While the Detroit situation was expected amongst muni insiders, it seemed to catch retail investors by surprise and helped lead to large outflows from municipal funds. In addition, when the news of Puerto Rico hit

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

during the summer, specialty state funds that contained large holdings were hit especially hard with redemptions. As of October 31st, 2013, open-end mutual funds as a whole had experienced 23 consecutive weeks of net outflows, according to Lipper. It should be noted that the Fund has not had any exposure to Detroit or Puerto Rico bonds over the last several years.

The Fund (Class A Shares at net asset value) returned -1.22% for the fiscal year ended October 31, 2013. Municipals posted mixed returns for the same period. The Barclays Capital U.S. 5-Year Municipal Bond Index posted a return of 0.78%, the Barclays Capital U.S. 7-Year Municipal Bond Index1 posted a return of -0.32% and the Barclays Capital Municipal Bond Index posted a return of -1.72% for the 12-month period

The Fund finished the fiscal year ended October 31, 2013 in the second quartile of its peer group, as measured by Morningstar. Security selection was a plus to the Fund during the year but yield curve positioning was a detractor in the early part of the period. That being said, the Fund ended up net positive as the yield curve steepened in the summer as it was overweight intermediate-term bonds and underweight long-term bonds. With the headline news of credit problems with Puerto Rico and the bankruptcy filing of Detroit, the Fund's high-quality portfolio paid off as investors leaned toward safety instead of reaching for yield.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2013

	Class A		Class Y
INCEPTION DATE	2/3/94		1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays 7-Year Muni Index[1]
One Year	–1.22%	–3.21%	N/A	–0.32%
Three Year	2.51%	1.81%	N/A	3.75%
Five Year	5.22%	4.80%	N/A	6.05%
Ten Year	3.88%	3.66%	N/A	4.59%
Since Inception	4.95%	4.84%	–1.37%	N/A
Expense Ratios
Gross	1.05%		1.12%
With Applicable Waivers	0.99%		0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The geographical concentration of portfolio holdings in the Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

We ended the calendar year 2012 ended with muni rates near record lows in many spots of the yield curve. The market posted a respectable first quarter return in 2013 and there were modest net inflows into municipal open end funds.

The market seemed on its way to another respectable year until it all came to a sudden halt the last six weeks of the third quarter. Following comments from Federal Reserve (the "Fed") Chairman Bernanke on June 19th, 2013 at the Open-Market Meeting, the market took a crushing blow in the last week and a half of June. The Fed Chairman opened the door to possible tapering of QE3 (open market purchases of fixed income securities that have been running at a pace of about $1 trillion a year). It also signaled that the Fed intended to hold down short-term rates, most likely until 2015, but that it might slow the pace later this year, but not stop, its fixed income purchases. It is unclear what message the Fed was intending to send, but neither the bond market nor the stock market took it well. The stock market saw huge volatility (mostly down days) following the announcement, and the bond market (both treasuries and municipals) took a serious dive in price. Municipals fared even worse than treasuries; driven by fear, large redemptions from open-end municipal funds and massive illiquidity. For the three-day market period beginning June 20th, 2013, the municipal market saw an increase in yields of over 50 basis points up and down the yield curve. This was generally reported to be the worst three-day period for municipals in over 25 years. With almost zero liquidity, it seemed that there was little hope in sight until Wednesday June 26th, 2013, when the market finally saw a bid from crossover buyers who thought that municipals looked cheap to treasuries, leading to a small two-day rally. The market still finished the month sharply down in total return with the Barclays Municipal Bond Index posting a total return of -2.83%.

In July 2013 came the headline news of the City of Detroit filing for chapter 9 municipal bankruptcy, followed by credit concerns in Puerto Rico. While the Detroit situation was expected amongst muni insiders, it seemed to catch retail investors by surprise and helped

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

lead to large outflows from municipal funds. In addition, when the news of Puerto Rico hit during the summer, specialty state funds that contained large holdings were hit especially hard with redemptions. As of October 31st, 2013, open-end mutual funds as a whole had experienced 23 consecutive weeks of net outflows, according to Lipper. It should be noted that the Fund has not had any exposure to Detroit or Puerto Rico bonds over the last several years.

The Fund returned -0.85% for the fiscal year ended October 31, 2013. Municipals posted mixed returns for the same period. The Barclays Capital U.S. 5-Year Municipal Bond Index posted a return of 0.78%, the Barclays Capital U.S. 7-Year Municipal Bond Index1 posted a return of -0.32% and the Barclays Capital Municipal Bond Index posted a return of -1.72% for the 12-month period.

The Fund was in the top 10% of its peer group over the fiscal year ended October 31, 2013. The Fund continues to hold a concentrated position of short-term, pre-refunded bonds. This position helps to maintain the dividend and also is very liquid as the bonds are escrowed with U.S. treasuries. While this position and the Fund's relative short duration versus its peer group have hurt the Fund in years past, it was a large benefit this year putting the Fund near the top of its peer group. We will try to redeploy some capital toward the longer end of the yield curve in the year ahead to eliminate the large mismatch between the Fund and its competitors, since, we believe, more value can be found in the longer end of the yield curve.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2013

	Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price	Barclays 7-Year Muni Index[1]
One Year	–0.85%	–2.80%	–0.32%
Three Year	2.09%	1.42%	3.75%
Five Year	4.44%	4.02%	6.05%
Ten Year	3.41%	3.20%	4.59%
Since Inception	5.32%	5.23%	N/A
Expense Ratios
Gross	1.08%
With Applicable Waivers	1.08%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, seeking long-term growth of capital. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2013, the Fund (Class A Shares at net asset value) outperformed the MSCI AC World ex-US Index1 benchmark, returning 20.47% while the benchmark returned 20.29%. The strategy's lifecycle approach outperformed in Distress, Innovation, Deceleration, and Expansion, while Maturity was a detractor.

By region, Europe and the United Kingdom were the Fund's largest areas of outperformance. The Americas was also positive. Attribution from Japan and Asia ex-Japan detracted from overall performance.

By sector, Financials were the most positive contributor to the Fund's performance, followed by Materials and Information Technology. Energy and Industrials also added to performance. Consumer Discretionary, Consumer Staples, Telecoms and Health Care were underperformers.

Despite the uneven economic news, 2013 has been a good year for equities, led by Japan and the U.S. In Europe, with the European Central Bank ("ECB") committed to keeping rates low to spark a recovery, the region finally saw signs of a bottoming out of its economies, with durable goods orders and housing stock rising. Italy and Spain have both stabilized to some degree, Greece has faded from the headlines, and Ireland began its path to recovery. The United Kingdom and Germany both saw some increases in aggregate demand, though that demand state remains fragile. Liquidity trumps all, at least for the time being. Only emerging markets struggled materially during the year, as inflation and slowing growth began to crimp local demand and pressured their currencies. Brazil and India in particular have suffered, as both have seen a toxic mix of lower commodity prices, higher inflation, and slowing growth.

Beyond Europe, Japan and the U.S. also pursued more accommodating monetary policies. Japan in particular, under Prime Minister Abe's direction, moved to pump liquidity into the system, weaken the yen, and force real inflation for the first time in decades into the country. In the U.S., equity markets largely ignored tepid economic data, a stalemated, bitterly divided government, and poor job creation in favor of the continuing easy money policy under the new Fed Chairperson. Confidence has been buoyed by rising asset prices and cheap financing, helping both the housing and durable goods market. 2013 also saw one of the more active

The Victory International Equity Funds

International Fund (continued)

years in initial public offerings (IPOs), as a number of highly anticipated offerings (notably Sprouts Farmers Markets and Twitter) were debuted with welcome arms. Despite the bright future for many of these disruptive businesses, the level of speculation in this area of the market should be cause for concern.

There has been an interesting divergence of bond yields globally. Europe is now experiencing some of its lowest yields of the year, as the ECB continues to push low rates in hopes of repairing bank balance sheets, and stimulate local economies, helped by a weaker Euro currency. In Asia, yields ended the fiscal year near their highs (with the major exception of Japan) as worries over emerging markets, particularly China and Indonesia, were reflected.

Looking forward to 2014, we see a Europe that has moved closer to a slow recovery, though substantive economic reform, particularly in Southern Europe, remains difficult to achieve. China may have bottomed out economically, with the possibility of real, historic reforms under Premier Li Keqiang. In the U.S., equity market valuations have become less supportive, especially in light of the country's persistently weak economic growth, stubborn unemployment, and unaddressed budget concerns. Although it is widely believed that the next Fed Chairperson, Janet Yellen, will continue the policies put in place by Ben Bernanke, there are legitimate concerns as to what the further effects of withdrawing liquidity from the system will be on the U.S. and emerging economic growth and equity returns. Lately, it seems that the cautious waiting creates a vicious cycle; there can be no action without recovery, and no economic recovery without action. We expect brief rallies, reversals, false hopes, and ultimately genuine, but slow progress. Whatever the markets do, there will be paths of opportunity for us to find good companies to own.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scarce assets, brand, etc. Some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. More recently, due to globalization, sectors have progressively replaced country in terms of importance. Just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most: company fundamentals.

The Victory International Equity Funds

International Fund (continued)

To do that, we start with the life cycle. What is this company's level of returns? How will it defend and sustain them? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks using sophisticated quantitative tools, in order to seek to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

International Fund (continued)

Average Annual Return

Year Ended October 31,2013

	Class A		Class C		Class I	Class Y	Class R
INCEPTION DATE	11/25/08		11/25/08		11/25/08	3/7/12	3/1/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI AC World ex-USA Index[1]
One Year	20.47%	13.51%	19.56%	18.56%	20.85%	20.78%	N/A	20.29%
Three Year	7.22%	5.12%	6.43%	6.43%	7.55%	N/A	N/A	6.04%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.48%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.48%
Since Inception	14.20%	12.84%	13.35%	13.35%	14.53%	14.35%	13.17%	N/A
Expense Ratios
Gross	3.46%		4.19%		1.14%	2.17%	6.35%
With Applicable Waivers	1.45%		2.20%		1.14%	1.20%	1.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Fund — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Select Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, with 50% represented in the MSCI AC World ex-US Index1 seeking capital appreciation. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2013, the Fund (Class A Shares at net asset value) outperformed the MSCI AC World ex-US Index1 benchmark, returning 20.13% while the benchmark returned 20.29%. The strategy's lifecycle approach outperformed in Distress, Innovation, and Deceleration, while Expansion and Maturity were detractors.

By region, Europe and the United Kingdom were the Fund's largest areas of outperformance. The Americas was also positive. Attribution from Japan and Asia ex-Japan detracted from overall performance.

By sector, Financials were the most positive contributor to the Fund's performance, followed by Materials and Information Technology. Energy also added to performance. Industrials, Consumer Discretionary, Consumer Staples, Telecoms and Health Care were underperformers.

Despite the uneven economic news, 2013 has been a good year for equities, led by Japan and the U.S. In Europe, with the European Central Bank ("ECB") committed to keeping rates low to spark a recovery, the region finally saw signs of a bottoming out of its economies, with durable goods orders and housing stock rising. Italy and Spain have both stabilized to some degree, Greece has faded from the headlines, and Ireland began its path to recovery. The United Kingdom and Germany both saw some increases in aggregate demand, though that demand state remains fragile. Liquidity trumps all, at least for the time being. Only emerging markets struggled materially during the year, as inflation and slowing growth began to crimp local demand and pressured their currencies. Brazil and India in particular have suffered, as both have seen a toxic mix of lower commodity prices, higher inflation, and slowing growth.

Beyond Europe, Japan and the U.S. also pursued more accommodating monetary policies. Japan in particular, under Prime Minister Abe's direction, moved to pump liquidity into the system, weaken the yen, and force real inflation for the first time in decades into the country. In the U.S., equity markets largely ignored tepid economic data, a stalemated, bitterly divided government, and poor job creation in favor of the continuing easy money policy under the new Fed Chairperson. Confidence has been buoyed by rising asset prices and cheap financing,

The Victory International Equity Funds

International Select Fund (continued)

helping both the housing and durable goods market. 2013 also saw one of the more active years in initial public offerings (IPOs), as a number of highly anticipated offerings (notably Sprouts Farmers Markets and Twitter) were debuted with welcome arms. Despite the bright future for many of these disruptive businesses, the level of speculation in this area of the market should be cause for concern.

There has been an interesting divergence of bond yields globally. Europe is now experiencing some of its lowest yields of the year, as the ECB continues to push low rates in hopes of repairing bank balance sheets, and stimulate local economies, helped by a weaker Euro currency. In Asia, yields ended the fiscal year near their highs (with the major exception of Japan) as worries over emerging markets, particularly China and Indonesia, were reflected.

Looking forward to 2014, we see a Europe that has moved closer to a slow recovery, though substantive economic reform, particularly in Southern Europe, remains difficult to achieve. China may have bottomed out economically, with the possibility of real, historic reforms under Premier Li Keqiang. In the U.S., equity market valuations have become less supportive, especially in light of the country's persistently weak economic growth, stubborn unemployment, and unaddressed budget concerns. Although it is widely believed that the next Fed Chairperson, Janet Yellen, will continue the policies put in place by Ben Bernanke, there are legitimate concerns as to what the further effects of withdrawing liquidity from the system will be on the U.S. and emerging economic growth and equity returns. Lately, it seems that the cautious waiting creates a vicious cycle; there can be no action without recovery, and no economic recovery without action. We expect brief rallies, reversals, false hopes, and ultimately genuine, but slow progress. Whatever the markets do, there will be paths of opportunity for us to find good companies to own.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scarce assets, brand, etc. Some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. More recently, due to globalization, sectors have progressively replaced country in terms of importance. Just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most: company fundamentals.

The Victory International Equity Funds

International Select Fund (continued)

To do that, we start with the life cycle. What is this company's level of returns? How will it defend and sustain them? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks using sophisticated quantitative tools, in order to seek to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

International Select Fund (continued)

Average Annual Return

Year Ended October 31,2013

	Class A		Class C		Class I	Class Y	Class R
INCEPTION DATE	11/25/08		11/25/08		11/25/08	3/7/12	3/1/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI AC World ex-USA Index[1]
One Year	20.13%	13.25%	19.24%	18.24%	20.60%	20.48%	N/A	20.29%
Three Year	6.65%	4.58%	5.86%	5.86%	7.00%	N/A	N/A	6.04%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.48%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.48%
Since Inception	13.59%	12.24%	12.75%	12.75%	13.94%	14.68%	13.59%	N/A
Expense Ratios
Gross	3.61%		4.18%		1.10%	2.12%	6.10%
With Applicable Waivers	1.44%		2.19%		1.10%	1.19%	1.73%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Select Fund — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Global Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, seeking long-term growth and capital appreciation. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2013, the Fund (Class A Shares at net asset value) outperformed the MSCI AC World Index1 benchmark, returning 22.54% while the benchmark returned 23.29%. The strategy's lifecycle approach outperformed in Distress and Maturity, while Innovation, Deceleration, and Expansion were detractors.

By region, the United Kingdom and Europe were the Fund's largest areas of outperformance. Attribution from Japan, the Americas, and Asia ex-Japan detracted from overall performance.

By sector, Financials were the most positive contributor to the Fund's performance, followed by Materials and Consumer Staples. Industrials and Telecoms also added to performance. Consumer Discretionary, Information Technology, Energy, Industrials, and Health Care were underperformers.

Despite the uneven economic news, 2013 has been a good year for equities, led by Japan and the U.S. In Europe, with the European Central Bank ("ECB") committed to keeping rates low to spark a recovery, the region finally saw signs of a bottoming out of its economies, with durable goods orders and housing stock rising. Italy and Spain have both stabilized to some degree, Greece has faded from the headlines, and Ireland began its path to recovery. The United Kingdom and Germany both saw some increases in aggregate demand, though that demand state remains fragile. Liquidity trumps all, at least for the time being. Only emerging markets struggled materially during the year, as inflation and slowing growth began to crimp local demand and pressured their currencies. Brazil and India in particular have suffered, as both have seen a toxic mix of lower commodity prices, higher inflation, and slowing growth.

Beyond Europe, Japan and the U.S. also pursued more accommodating monetary policies. Japan in particular, under Prime Minister Abe's direction, moved to pump liquidity into the system, weaken the yen, and force real inflation for the first time in decades into the country. In the US, equity markets largely ignored tepid economic data, a stalemated, bitterly divided government, and poor job creation in favor of the continuing easy money policy under the new Fed Chair. Confidence has been buoyed by rising asset prices and cheap financing, helping both the housing and durable goods market. 2013 also saw one of the more active years in initial public offerings (IPOs), as a number of highly anticipated offerings (notably Sprouts Farmers Markets and Twitter) were debuted with welcome arms. Despite the bright

The Victory International Equity Funds

Global Equity Fund (continued)

future for many of these disruptive businesses, the level of speculation in this area of the market should be cause for concern.

There has been an interesting divergence of bond yields globally. Europe is now experiencing some of its lowest yields of the year, as the ECB continues to push low rates in hopes of repairing bank balance sheets, and stimulate local economies, helped by a weaker Euro currency. In Asia, yields ended the fiscal year near their highs (with the major exception of Japan) as worries over emerging markets, particularly China and Indonesia, were reflected.

Looking forward to 2014, we see a Europe that has moved closer to a slow recovery, though substantive economic reform, particularly in Southern Europe, remains difficult to achieve. China may have bottomed out economically, with the possibility of real, historic reforms under Premier Li Keqiang. In the U.S., equity market valuations have become less supportive, especially in light of the country's persistently weak economic growth, stubborn unemployment, and unaddressed budget concerns. Although it is widely believed that the next Fed Chairperson, Janet Yellen, will continue the policies put in place by Ben Bernanke, there are legitimate concerns as to what the further effects of withdrawing liquidity from the system will be on the U.S. and emerging economic growth and equity returns. Lately, it seems that the cautious waiting creates a vicious cycle; there can be no action without recovery, and no economic recovery without action. We expect brief rallies, reversals, false hopes, and ultimately genuine, but slow progress. Whatever the markets do, there will be paths of opportunity for us to find good companies to own.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scarce assets, brand, etc. Some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. More recently, due to globalization, sectors have progressively replaced country in terms of importance. Just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most: company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How will it defend and sustain them? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a

The Victory International Equity Funds

Global Equity Fund (continued)

meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks using sophisticated quantitative tools, in order to seek to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

Global Equity Fund (continued)

Average Annual Return

Year Ended October 31,2013

	Class A		Class C		Class I	Class R
INCEPTION DATE	3/18/10		3/18/10		3/18/10	3/1/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI AC World Index[1]
One Year	22.53%	15.45%	21.55%	20.55%	22.85%	N/A	23.29%
Three Year	11.06%	8.89%	10.22%	10.22%	11.37%	N/A	10.36%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	13.47%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	7.65%
Since Inception	11.89%	10.08%	11.05%	11.05%	12.18%	16.52%	N/A
Expense Ratios
Gross	2.34%		3.20%		2.22%	6.48%
With Applicable Waivers	1.42%		2.17%		1.17%	1.69%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Global Equity Fund — Growth of $10,000

1The MSCI AC World Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index is unmanaged and its results include reinvested dividend and/or distributions, but do not reflect the effect of sales charges, commissions, expense or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Dividend Growth Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.6%)
Consumer Discretionary (13.9%):
CBS Corp., Class B	2,100	$124
Comcast Corp., Class A	2,730	130
McGraw-Hill Cos., Inc.	2,030	142
Starbucks Corp.	1,170	95
The Home Depot, Inc.	1,500	117
The Walt Disney Co.	1,600	110
TJX Cos., Inc.	1,650	100
Twenty-First Century Fox, Inc., Class B	2,850	97
		915
Consumer Staples (10.1%):
Anheuser-Busch InBev NV, ADR	1,290	134
Kraft Foods Group, Inc.	1,520	83
Mondelez International, Inc.	2,600	87
PepsiCo, Inc.	830	70
Philip Morris International, Inc.	1,540	137
Walgreen Co.	2,400	142
		653
Energy (11.3%):
Baker Hughes, Inc.	1,800	105
BP PLC, ADR	2,600	121
Halliburton Co.	2,910	154
Marathon Oil Corp.	2,410	85
Occidental Petroleum Corp.	1,280	123
Seadrill Ltd.	3,070	143
		731
Financials (13.7%):
BlackRock, Inc.	550	165
Capital One Financial Corp.	2,210	152
Citigroup, Inc.	2,140	104
JPMorgan Chase & Co.	2,430	126
MetLife, Inc.	2,470	117
U.S. Bancorp	2,370	89
Wells Fargo & Co.	3,460	147
		900
Health Care (14.2%):
Baxter International, Inc.	1,050	69
Covidien PLC	1,220	78
Johnson & Johnson	1,320	122
Merck & Co., Inc.	2,010	91
Pfizer, Inc.	4,610	141
Roche Holdings Ltd., ADR	1,810	126
Sanofi, ADR	1,370	73
Thermo Fisher Scientific, Inc.	1,320	129
Zimmer Holdings, Inc.	1,060	93
		922

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Dividend Growth Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (13.2%):
Boeing Co.	1,150	$151
Eaton Corp. PLC	1,260	89
Honeywell International, Inc.	720	62
Koninklijke Philips NVR, NYS	4,290	152
Norfolk Southern Corp.	1,080	93
Siemens AG, ADR	760	97
Tyco International Ltd.	3,470	126
United Parcel Service, Inc., Class B	940	92
		862
Information Technology (13.8%):
Accenture PLC, Class A	1,010	74
Apple, Inc.	450	235
Cisco Systems, Inc.	4,120	93
Google, Inc., Class A (a)	100	103
Intel Corp.	5,390	132
Microsoft Corp.	3,190	113
QUALCOMM, Inc.	2,280	158
		908
Materials (7.4%):
Cabot Corp.	2,830	131
Ecolab, Inc.	1,110	118
Monsanto Co.	1,200	126
PPG Industries, Inc.	590	108
		483
Total Common Stocks (Cost $5,334)		6,374
Investment Companies (1.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	65,582	66
Total Investment Companies (Cost $66)		66
Total Investments (Cost $5,400) — 98.6%		6,440
Other assets in excess of liabilities — 1.4%		93
NET ASSETS — 100.00%		$6,533

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.2%)
Consumer Discretionary (17.0%):
Aaron's, Inc.	828,400	$23,502
Autoliv, Inc.	349,600	31,195
Chico's FAS, Inc.	1,610,500	27,620
Harley-Davidson, Inc.	436,413	27,948
Hasbro, Inc.	363,400	18,770
International Game Technology	1,563,300	29,390
Johnson Controls, Inc.	978,100	45,138
Marriott International, Inc., Class A	725,500	32,706
Mohawk Industries, Inc. (a)	96,600	12,792
Nordstrom, Inc.	483,200	29,219
Omnicom Group, Inc.	450,000	30,650
Penske Automotive Group, Inc.	419,799	16,632
		325,562
Consumer Staples (0.6%):
Tyson Foods, Inc., Class A	392,000	10,847
Energy (4.6%):
Cimarex Energy Co.	265,200	27,940
Devon Energy Corp.	440,200	27,829
Helmerich & Payne, Inc.	428,800	33,253
		89,022
Financials (21.1%):
Affiliated Managers Group, Inc. (a)	47,800	9,438
Alexandria Real Estate Equities, Inc.	380,600	25,036
Alleghany Corp. (a)	55,300	22,420
Aon PLC	329,700	26,076
Arch Capital Group Ltd. (a)	307,700	17,834
City National Corp.	185,500	13,376
Cullen/Frost Bankers, Inc.	442,100	31,297
Fifth Third Bancorp	1,367,500	26,024
Invesco Ltd.	585,400	19,757
Jones Lang LaSalle, Inc.	144,500	13,756
Markel Corp. (a)	57,500	30,456
Marsh & McLennan Cos., Inc.	694,700	31,817
Regency Centers Corp.	344,500	17,797
Reinsurance Group of America, Inc.	272,500	19,397
SunTrust Banks, Inc.	569,900	19,171
The Chubb Corp.	259,200	23,867
W.R. Berkley Corp.	625,500	27,466
Willis Group Holdings PLC	681,500	30,715
		405,700
Health Care (5.6%):
Becton Dickinson & Co.	325,700	34,241
CareFusion Corp. (a)	845,500	32,780
Patterson Cos., Inc.	944,300	40,142
		107,163

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (20.4%):
Allison Transmission Holding, Inc.	1,155,110	$28,127
Avery Dennison Corp.	758,700	35,751
Cintas Corp.	551,800	29,670
Dover Corp.	276,300	25,362
Hubbell, Inc., Class B	156,400	16,819
Ingersoll-Rand PLC	282,600	19,084
Kennametal, Inc.	619,000	28,474
Parker Hannifin Corp.	219,600	25,632
Republic Services, Inc.	803,600	26,896
Robert Half International, Inc.	746,600	28,766
Rockwell Automation, Inc.	263,500	29,093
Southwest Airlines Co.	2,158,900	37,176
TE Connectivity Ltd.	695,500	35,811
Xylem, Inc.	723,100	24,947
		391,608
Information Technology (12.8%):
Analog Devices, Inc.	650,200	32,055
Avnet, Inc.	673,072	26,721
Broadridge Financial Solutions, Inc.	1,003,300	35,276
Fidelity National Information Services, Inc.	613,100	29,889
Juniper Networks, Inc. (a)	1,338,200	24,944
KLA-Tencor Corp.	365,900	24,003
Lam Research Corp. (a)	359,200	19,479
Skyworks Solutions, Inc. (a)	1,046,600	26,981
Synopsys, Inc. (a)	692,100	25,227
		244,575
Materials (6.9%):
Bemis Co., Inc.	591,100	23,585
Crown Holdings, Inc. (a)	716,100	31,221
International Flavors & Fragrances, Inc.	222,300	18,373
Reliance Steel & Aluminum Co.	392,600	28,774
RPM International, Inc.	794,100	30,748
		132,701
Utilities (6.2%):
Alliant Energy Corp.	448,300	23,410
Atmos Energy Corp.	636,700	28,187
Energen Corp.	379,400	29,715
Sempra Energy	182,000	16,587
Xcel Energy, Inc.	729,500	21,053
		118,952
Total Common Stocks (Cost $1,385,783)		1,826,130
Exchange-Traded Funds (1.4%)
iShares Russell Midcap Value Index Fund	433,500	27,614
Total Exchange-Traded Funds (Cost $18,858)		27,614

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (4.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	81,783,000	$81,783
Total Investment Companies (Cost $81,783)		81,783
Total Investments (Cost $1,486,424) — 100.9%		1,935,527
Liabilities in excess of other assets — (0.9)%		(17,666)
NET ASSETS — 100.00%		$1,917,861

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

	Dividend Growth Fund		Established Value Fund
ASSETS:
Investments, at value (Cost $5,400 and $1,486,424)	$6,440		$1,935,527
Interest and dividends receivable	3		732
Receivable for capital shares issued	—	(a)	1,289
Receivable for investments sold	—		6,180
Receivable from Adviser	69		1
Prepaid expenses	28		57
Total Assets	6,540		1,943,786
LIABILITIES:
Payable for investments purchased	—		18,747
Payable for capital shares redeemed	—		5,432
Accrued expenses and other payables:
Investment advisory fees	4		744
Administration fees	1		173
Custodian fees	—	(a)	14
Transfer agent fees	—	(a)	216
Chief Compliance Officer fees	—	(a)	3
Trustees' fees	—	(a)	2
12b-1 fees	2		438
Other accrued expenses	—	(a)	156
Total Liabilities	7		25,925
NET ASSETS:
Capital	5,229		1,339,793
Accumulated undistributed (distributions in excess of) net investment income	3		(2)
Accumulated net realized gains from investments	261		128,967
Net unrealized appreciation on investments	1,040		449,103
Net Assets	$6,533		$1,917,861
Net Assets
Class A Shares	$1,264		$913,195
Class C Shares	1,106		—
Class R Shares	1,048		598,429
Class I Shares	2,061		398,382
Class Y Shares	1,054		7,855
Total	$6,533		$1,917,861
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	100		26,171
Class C Shares	87		—
Class R Shares	83		17,293
Class I Shares	162		11,417
Class Y Shares	83		225
Total	515		55,106
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$12.70		$34.89
Class C Shares (c)	$12.67		$—
Class R Shares	$12.69		$34.60
Class I Shares	$12.71		$34.89
Class Y Shares	$12.70		$34.90
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.47		$37.02

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

	Dividend Growth Fund		Established Value Fund
Investment Income:
Dividend income	$113		$27,007
Total Income	113		27,007
Expenses:
Investment advisory fees	37		7,618
Administration fees	10		1,771
Shareholder servicing fees — Class A Shares	2		1,478
12b-1 fees — Class A Shares	1		556
12b-1 fees — Class C Shares	10		—
12b-1 fees — Class R Shares	5		2,587
Custodian fees	3		133
Transfer agent fees	1		327
Transfer agent fees — Class A Shares	—	(a)	1,099
Transfer agent fees — Class C Shares	—	(a)	—
Transfer agent fees — Class R Shares	—	(a)	317
Transfer agent fees — Class I Shares	—	(a)	34
Transfer agent fees — Class Y Shares (b)	—	(a)	12
Trustees' fees	1		203
Chief Compliance Officer fees	—	(a)	33
Legal and audit fees	87		297
State registration and filing fees	50		87
Other expenses	16		234
Total Expenses	223		16,786
Expenses waived/reimbursed by Adviser	(152)		(12)
Net Expenses	71		16,774
Net Investment Income	42		10,233
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	261		129,344
Net change in unrealized appreciation/depreciation on investments	1,040		309,434
Net realized/unrealized gains on investments	1,301		438,778
Change in net assets resulting from operations	$1,343		$449,011

(a)  Rounds to less than $1.

(b)  Established Value Fund, Class Y Shares, commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Dividend Growth Fund	Established Value Fund
	Year Ended October 31, 2013(a)	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$42	$10,233	$7,589
Net realized gains from investment transactions	261	129,344	32,857
Net change in unrealized appreciation/depreciation on investments	1,040	309,434	41,116
Change in net assets resulting from operations	1,343	449,011	81,562
Distributions to Shareholders:
From net investment income:
Class A Shares	(9)	(5,131)	(4,176)
Class C Shares	(3)	—	—
Class R Shares	(7)	(2,439)	(1,957)
Class I Shares	(13)	(2,793)	(1,197)
Class Y Shares (b)	(11)	(35)	—
From net realized gains:
Class A Shares	—	(17,726)	(13,155)
Class R Shares	—	(11,045)	(8,468)
Class I Shares	—	(4,913)	(1,760)
Change in net assets resulting from distributions to shareholders	(43)	(44,082)	(30,713)
Change in net assets from capital transactions	5,233	231,301	394,804
Change in net assets	6,533	636,230	445,653
Net Assets:
Beginning of period	—	1,281,631	835,978
End of period	$6,533	$1,917,861	$1,281,631
Accumulated undistributed (distributions in excess of) net investment income	$3	$(2)	$384

(a)  The Fund commenced operations on November 1, 2012.

(b)  Established Value Fund, Class Y Shares, commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Dividend Growth Fund	Established Value Fund
	Year Ended October 31, 2013(a)	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,201	$315,319	$357,146
Dividends reinvested	9	18,530	13,748
Cost of shares redeemed	(200)	(308,990)	(183,021)
Total Class A Shares	$1,010	$24,859	$187,873
Class C Shares
Proceeds from shares issued	$1,060	$—	$—
Dividends reinvested	3	—	—
Cost of shares redeemed	(200)	—	—
Total Class C Shares	$863	$—	$—
Class R Shares
Proceeds from shares issued	$1,000	$156,384	$169,954
Dividends reinvested	7	12,674	9,459
Cost of shares redeemed	(200)	(111,801)	(87,021)
Total Class R Shares	$807	$57,257	$92,392
Class I Shares
Proceeds from shares issued	$1,933	$197,416	$132,416
Dividends reinvested	13	5,304	1,511
Cost of shares redeemed	(204)	(60,077)	(19,388)
Total Class I Shares	$1,742	$142,643	$114,539
Class Y Shares (b)
Proceeds from shares issued	$1,000	$9,176	$—
Dividends reinvested	11	— (c)	—
Cost of shares redeemed	(200)	(2,634)	—
Total Class Y Shares	$811	$6,542	$—
Change in net assets from capital transactions	$5,233	$231,301	$394,804
Share Transactions:
Class A Shares
Issued	117	10,250	13,409
Reinvested	1	667	534
Redeemed	(18)	(10,022)	(6,831)
Total Class A Shares	100	895	7,112
Class C Shares
Issued	105	—	—
Reinvested	— (d)	—	—
Redeemed	(18)	—	—
Total Class C Shares	87	—	—
Class R Shares
Issued	100	5,187	6,412
Reinvested	1	462	371
Redeemed	(18)	(3,645)	(3,289)
Total Class R Shares	83	2,004	3,494
Class I Shares
Issued	179	6,414	4,907
Reinvested	1	187	58
Redeemed	(18)	(1,910)	(722)
Total Class I Shares	162	4,691	4,243
Class Y Shares (b)
Issued	100	308	—
Reinvested	1	— (d)	—
Redeemed	(18)	(83)	—
Total Class Y Shares	83	225	—
Change in Shares	515	7,815	14,849

(a)  The Fund commenced operations on November 1, 2012.

(b)  Established Value, Class Y Shares, commenced operations on January 28, 2013.

(c)  Rounds to less than $1.

(d)  Rounds to less than 1.
See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

Dividend Growth Fund
Class A Shares
Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.10
Net realized and unrealized gains on investments	2.70
Total from Investment Activities	2.80
Distributions:
Net investment income	(0.10)
Total Distributions	(0.10)
Net Asset Value, End of Period	$12.70
Total Return (excludes sales charge)	28.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,264
Ratio of net expenses to average net assets	1.25%
Ratio of net investment income to average net assets	0.89%
Ratio of gross expenses to average net assets (b)	4.03%
Ratio of net investment loss to average net assets (b)	(1.89)%
Portfolio turnover (c)	68%

(a)  Class A Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Dividend Growth Fund
Class C Shares
Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments	2.69
Total from Investment Activities	2.70
Distributions:
Net investment income	(0.03)
Total Distributions	(0.03)
Net Asset Value, End of Period	$12.67
Total Return (excludes contingent deferred sales charge)	27.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,106
Ratio of net expenses to average net assets	1.99%
Ratio of net investment income to average net assets	0.15%
Ratio of gross expenses to average net assets (b)	4.78%
Ratio of net investment loss to average net assets (b)	(2.64)%
Portfolio turnover (c)	68%

(a)  Class C Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Dividend Growth Fund
Class R Shares
Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.07
Net realized and unrealized gains on investments	2.69
Total from Investment Activities	2.76
Distributions:
Net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$12.69
Total Return	27.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,048
Ratio of net expenses to average net assets	1.50%
Ratio of net investment income to average net assets	0.65%
Ratio of gross expenses to average net assets (b)	4.27%
Ratio of net investment loss to average net assets (b)	(2.12)%
Portfolio turnover (c)	68%

(a)  Class R Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Dividend Growth Fund
Class I Shares
Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.12
Net realized and unrealized gains on investments	2.71
Total from Investment Activities	2.83
Distributions:
Net investment income	(0.12)
Total Distributions	(0.12)
Net Asset Value, End of Period	$12.71
Total Return	28.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,061
Ratio of net expenses to average net assets	0.95%
Ratio of net investment income to average net assets	1.13%
Ratio of gross expenses to average net assets (b)	4.02%
Ratio of net investment loss to average net assets (b)	(1.94)%
Portfolio turnover (c)	68%

(a)  Class I Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Dividend Growth Fund
Class Y Shares
Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.13
Net realized and unrealized gains on investments	2.69
Total from Investment Activities	2.82
Distributions:
Net investment income	(0.12)
Total Distributions	(0.12)
Net Asset Value, End of Period	$12.70
Total Return	28.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,054
Ratio of net expenses to average net assets	1.00%
Ratio of net investment income to average net assets	1.15%
Ratio of gross expenses to average net assets (b)	3.83%
Ratio of net investment loss to average net assets (b)	(1.68)%
Portfolio turnover (c)	68%

(a)  Class Y Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$27.17	$25.84	$26.06	$21.69		$17.90
Investment Activities:
Net investment income	0.19	0.19	0.17	0.13		0.14
Net realized and unrealized gains on investments	8.43	2.02	1.54	4.73		3.81
Total from Investment Activities	8.62	2.21	1.71	4.86		3.95
Distributions:
Net investment income	(0.20)	(0.19)	(0.17)	(0.12)		(0.16)
Net realized gains from investments	(0.70)	(0.69)	(1.76)	(0.37)		—
Total Distributions	(0.90)	(0.88)	(1.93)	(0.49)		(0.16)
Net Asset Value, End of Period	$34.89	$27.17	$25.84	$26.06		$21.69
Total Return (excludes sales charge)	32.61%	8.75%	6.46%	22.69	%(a)	22.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$913,195	$686,762	$469,365	$299,333		$138,373
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.10%		1.24%
Ratio of net investment income to average net assets	0.62%	0.72%	0.62%	0.57%		0.73%
Portfolio turnover (b)	46%	43%	38%	49%		61%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$26.96	$25.64	$25.87	$21.54		$17.77
Investment Activities:
Net investment income	0.14	0.14	0.12	0.11		0.14
Net realized and unrealized gains on investments	8.35	2.01	1.53	4.68		3.77
Total from Investment Activities	8.49	2.15	1.65	4.79		3.91
Distributions:
Net investment income	(0.15)	(0.14)	(0.12)	(0.09)		(0.14)
Net realized gains from investments	(0.70)	(0.69)	(1.76)	(0.37)		—
Total Distributions	(0.85)	(0.83)	(1.88)	(0.46)		(0.14)
Net Asset Value, End of Period	$34.60	$26.96	$25.64	$25.87		$21.54
Total Return	32.35%	8.61%	6.28%	22.48	%(a)	22.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$598,429	$412,131	$302,485	$247,733		$188,522
Ratio of net expenses to average net assets	1.22%	1.23%	1.24%	1.25%		1.31%
Ratio of net investment income to average net assets	0.44%	0.55%	0.47%	0.43%		0.73%
Portfolio turnover (b)	46%	43%	38%	49%		61%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$27.17	$25.83	$26.04	$23.70
Investment Activities:
Net investment income	0.31	0.28	0.23	0.11
Net realized and unrealized gains on investments	8.42	2.03	1.56	2.36
Total from Investment Activities	8.73	2.31	1.79	2.47
Distributions:
Net investment income	(0.31)	(0.28)	(0.24)	(0.13)
Net realized gains from investments	(0.70)	(0.69)	(1.76)	—
Total Distributions	(1.01)	(0.97)	(2.00)	(0.13)
Net Asset Value, End of Period	$34.89	$27.17	$25.83	$26.04
Total Return (b)	33.09%	9.18%	6.81%	10.48	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$398,382	$182,738	$64,128	$10,952
Ratio of net expenses to average net assets (d)	0.67%	0.68%	0.70%	0.95%
Ratio of net investment income to average net assets (d)	0.95%	1.08%	0.95%	0.60%
Ratio of gross expenses to average net assets (d) (e)	0.67%	0.68%	0.73%	1.07%
Ratio of net investment income to average net assets (d) (e)	0.95%	1.08%	0.92%	0.48%
Portfolio turnover (f)	46%	43%	38%	49%

(a)  Class I Shares commenced operations on March 1, 2010.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Established Value Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$29.46
Investment Activities:
Net investment income	0.17
Net realized and unrealized gains on investments	5.42
Total from Investment Activities	5.59
Distributions:
Net investment income	(0.15)
Total Distributions	(0.15)
Net Asset Value, End of Period	$34.90
Total Return (b)	19.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,855
Ratio of net expenses to average net assets (c)	0.83%
Ratio of net investment income to average net assets (c)	0.70%
Ratio of gross expenses to average net assets (c) (d)	1.04%
Ratio of net investment income to average net assets (c) (d)	0.49%
Portfolio turnover (e)	46%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.4%)
Consumer Discretionary (18.7%):
BorgWarner, Inc.	28,300	$2,919
Cinemark Holdings, Inc.	54,300	1,782
Dick's Sporting Goods, Inc.	46,050	2,450
Dunkin' Brands Group, Inc.	33,800	1,612
Gap, Inc.	30,850	1,141
Hanesbrands, Inc.	41,350	2,817
Jarden Corp. (a)	79,800	4,417
Liberty Media Corp. — Series A (a)	29,900	4,572
LKQ Corp. (a)	107,200	3,541
Macy's, Inc.	83,250	3,839
Mohawk Industries, Inc. (a)	27,350	3,621
Nordstrom, Inc.	18,925	1,144
PVH Corp.	28,250	3,519
Ross Stores, Inc.	43,450	3,361
Royal Caribbean Cruises Ltd.	41,200	1,732
		42,467
Consumer Staples (4.9%):
Church & Dwight Co., Inc.	39,000	2,541
Constellation Brands, Inc. (a)	47,550	3,105
J.M. Smucker Co.	23,850	2,652
The Kroger Co.	66,500	2,849
		11,147
Energy (5.3%):
Chesapeake Energy Corp.	120,575	3,371
Cimarex Energy Co.	17,250	1,817
Concho Resources, Inc. (a)	12,800	1,416
Continental Resources, Inc. (a)	14,500	1,652
Helix Energy Solutions Group, Inc. (a)	71,275	1,686
Oceaneering International, Inc.	24,700	2,122
		12,064
Financials (15.8%):
Affiliated Managers Group, Inc. (a)	12,500	2,468
Alexandria Real Estate Equities, Inc.	44,050	2,898
Allied World Assurance Co. Holdings AG	15,000	1,624
Brown & Brown, Inc.	65,300	2,085
Discover Financial Services	70,650	3,665
Essex Property Trust, Inc.	16,200	2,608
Fifth Third Bancorp	158,150	3,009
General Growth Properties, Inc.	146,800	3,117
Huntington Bancshares, Inc.	206,450	1,817
IntercontinentalExchange, Inc. (a)	19,950	3,845
Lincoln National Corp.	50,500	2,294
M&T Bank Corp.	25,900	2,914
Validus Holdings Ltd.	88,550	3,496
		35,840

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (8.0%):
AmerisourceBergen Corp.	52,300	$3,417
CareFusion Corp. (a)	74,400	2,884
Cerner Corp. (a)	27,600	1,546
CIGNA Corp.	47,200	3,634
Perrigo Co.	27,950	3,854
ResMed, Inc.	31,400	1,625
Teleflex, Inc.	13,200	1,217
		18,177
Industrials (19.6%):
AMETEK, Inc.	66,950	3,202
Corrections Corp. of America	82,650	3,058
Eaton Corp. PLC	33,200	2,343
Huntington Ingalls Industries, Inc.	25,650	1,835
J.B. Hunt Transport Services, Inc.	55,100	4,134
Kirby Corp. (a)	35,850	3,172
Lear Corp.	44,850	3,471
MasTec, Inc. (a)	44,950	1,437
MRC Global, Inc. (a)	40,400	1,129
Oshkosh Truck Corp. (a)	24,400	1,161
Pall Corp.	25,425	2,047
Pentair Ltd.	60,650	4,069
Quanta Services, Inc. (a)	139,700	4,221
TE Connectivity Ltd.	77,700	4,000
Terex Corp. (a)	59,550	2,082
Wabtec Corp.	46,975	3,062
		44,423
Information Technology (11.9%):
Agilent Technologies, Inc.	37,450	1,901
Altera Corp.	70,950	2,384
Analog Devices, Inc.	82,800	4,082
Applied Materials, Inc.	146,050	2,607
Arrow Electronics, Inc. (a)	33,200	1,594
Cadence Design Systems, Inc. (a)	165,300	2,144
Citrix Systems, Inc. (a)	34,800	1,976
Fiserv, Inc. (a)	8,650	906
FLIR Systems, Inc.	62,150	1,770
Semtech Corp. (a)	53,200	1,655
Symantec Corp.	110,650	2,516
Trimble Navigation Ltd. (a)	64,900	1,854
Vantiv, Inc. (a)	60,900	1,675
		27,064
Materials (7.0%):
Air Products & Chemicals, Inc.	20,250	2,207
Carpenter Technology Corp.	19,900	1,181
Crown Holdings, Inc. (a)	67,600	2,947
Nucor Corp.	59,050	3,057
Rock-Tenn Co.	37,550	4,018
W.R. Grace & Co. (a)	26,250	2,407
		15,817

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunication Services (1.8%):
Crown Castle International Corp. (a)	55,300	$4,204
Utilities (3.4%):
American Water Works Co., Inc.	54,650	2,343
UGI Corp.	57,900	2,395
Wisconsin Energy Corp.	70,100	2,952
		7,690
Total Common Stocks (Cost $194,370)		218,893
Exchange-Traded Funds (0.8%)
SPDR S&P Biotech ETF	15,800	1,880
Total Exchange-Traded Funds (Cost $1,748)		1,880
Investment Companies (3.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	8,513,746	8,514
Total Investment Companies (Cost $8,514)		8,514
Total Investments (Cost $204,632) — 100.9%		229,287
Liabilities in excess of other assets — (0.9)%		(2,017)
NET ASSETS — 100.00%		$227,270

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (93.2%)
Consumer Discretionary (11.6%):
ANN, Inc. (a)	208,400	$7,369
Brunswick Corp.	387,800	17,501
Dana Holding Corp.	1,190,900	23,342
Drew Industries, Inc.	299,700	15,063
Group 1 Automotive, Inc.	57,500	3,680
Harman International Industries, Inc.	132,000	10,695
Helen of Troy Ltd. (a)	434,700	20,309
La-Z-Boy, Inc.	922,980	21,303
Modine Manufacturing Co. (a)	540,709	7,202
Oxford Industries, Inc.	141,843	10,180
Primoris Services Corp.	872,805	22,728
Rent-A-Center, Inc.	90,100	3,085
Rush Enterprises, Inc., Class A (a)	747,500	21,393
Shoe Carnival, Inc.	351,601	9,138
Steiner Leisure Ltd. (a)	381,200	21,355
The Cheesecake Factory, Inc.	289,800	13,693
		228,036
Consumer Staples (2.2%):
Harris Teeter Supermarkets, Inc.	290,700	14,337
Lancaster Colony Corp.	198,700	16,490
Snyders-Lance, Inc.	438,900	13,163
		43,990
Energy (5.4%):
C&J Energy Services, Inc. (a)	678,300	15,628
Cloud Peak Energy, Inc. (a)	990,300	15,459
Helix Energy Solutions Group, Inc. (a)	830,100	19,640
Rosetta Resources, Inc. (a)	409,000	24,515
Unit Corp. (a)	600,500	30,872
		106,114
Financials (20.3%):
American Financial Group, Inc.	340,200	19,140
AMERISAFE, Inc.	354,925	13,665
Associated Banc-Corp.	1,798,009	29,236
Brown & Brown, Inc.	146,000	4,662
Columbia Banking System, Inc.	957,800	24,606
Endurance Specialty Holdings Ltd.	398,300	22,022
Hanover Insurance Group, Inc.	353,600	20,700
IBERIABANK Corp.	342,250	19,998
Independent Bank Corp.	602,971	21,635
Infinity Property & Casualty Corp.	238,700	16,370
Lakeland Financial Corp.	374,500	13,329
LaSalle Hotel Properties	968,800	30,081
Old National Bancorp	1,711,500	24,885
PacWest Bancorp	748,500	28,480
Primerica, Inc.	410,117	17,615
Prosperity Bancshares, Inc.	296,000	18,485

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Provident New York BanCorp	138,500	$1,623
PS Business Parks, Inc.	186,400	15,190
RLI Corp.	129,100	12,197
Selective Insurance Group, Inc.	913,869	24,006
StanCorp Financial Group, Inc.	387,500	22,823
		400,748
Health Care (8.1%):
Alere, Inc. (a)	673,800	22,727
Analogic Corp.	92,000	8,485
Charles River Laboratories International, Inc. (a)	443,200	21,810
CONMED Corp.	729,300	26,452
ICU Medical, Inc. (a)	189,100	11,686
Integra Lifesciences Holdings (a)	393,200	18,001
Owens & Minor, Inc.	669,700	25,060
STERIS Corp.	585,128	26,442
		160,663
Industrials (20.9%):
ABM Industries, Inc.	837,800	23,049
Astec Industries, Inc.	581,200	19,650
Barnes Group, Inc.	521,300	18,527
Carlisle Cos., Inc.	316,584	23,009
Celadon Group, Inc.	167,796	3,111
EMCOR Group, Inc.	733,900	27,199
Encore Wire Corp.	399,800	19,802
Esterline Technologies Corp. (a)	343,900	27,567
Forward Air Corp.	428,100	17,329
GATX Corp.	377,800	19,475
Granite Construction, Inc.	649,000	20,995
John Bean Technologies Corp.	467,900	12,718
Kennametal, Inc.	535,100	24,615
Korn/Ferry International (a)	611,400	14,551
McGrath RentCorp	359,500	12,823
Mueller Industries, Inc.	333,100	20,083
Multi-Color Corp.	8,600	300
Pike Electric Corp.	141,500	1,530
Sykes Enterprises, Inc. (a)	1,065,000	19,937
Titan Machinery, Inc. (a)	556,000	9,808
TriMas Corp. (a)	642,163	24,312
Watts Water Technologies, Inc., Class A	260,800	15,069
Werner Enterprises, Inc.	903,200	20,918
Woodward, Inc.	391,800	15,707
		412,084
Information Technology (13.6%):
Anixter International, Inc. (a)	317,600	27,152
Diebold, Inc.	678,400	20,325
Entegris, Inc. (a)	1,977,600	20,468
Fairchild Semiconductor International, Inc. (a)	1,195,271	15,144
Littelfuse, Inc.	170,200	14,472

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ma-Com Technology Solutions Holdings, Inc. (a)	451,200	$7,792
Measurement Specialties, Inc. (a)	76,300	4,252
Microsemi Corp. (a)	1,013,000	25,458
MKS Instruments, Inc.	972,651	28,830
MTS Systems Corp.	198,489	12,965
Plexus Corp. (a)	533,200	20,411
PTC, Inc. (a)	1,043,700	28,931
Rudolph Technologies, Inc. (a)	1,105,133	11,714
West Pharmaceutical Services, Inc.	166,500	8,050
Zebra Technologies, Class A (a)	449,600	21,720
		267,684
Materials (7.6%):
Cabot Corp.	445,200	20,751
H.B. Fuller Co.	546,500	26,161
Innophos Holdings, Inc.	306,100	15,342
Kaiser Aluminum Corp.	146,900	9,908
Olin Corp.	1,299,964	29,261
Sensient Technologies Corp.	491,800	25,638
Silgan Holdings, Inc.	510,492	23,008
		150,069
Utilities (3.5%):
ALLETE, Inc.	322,200	16,281
El Paso Electric Co.	531,800	18,703
NorthWestern Corp.	369,700	16,947
South Jersey Industries, Inc.	279,600	16,650
		68,581
Total Common Stocks (Cost $1,443,611)		1,837,969
Exchange-Traded Funds (1.0%)
iShares Russell 2000 Value Index Fund	207,500	19,625
Total Exchange-Traded Funds (Cost $16,493)		19,625
Investment Companies (6.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	132,406,534	132,407
Total Investment Companies (Cost $132,407)		132,407
Total Investments (Cost $1,592,511) — 100.9%		1,990,001
Liabilities in excess of other assets — (0.9)%		(18,284)
NET ASSETS — 100.00%		$1,971,717

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Large Cap Growth Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.6%)
Apparel Retail (3.5%):
Michael Kors Holdings Ltd. (a)	96,775	$7,447
Communications Equipment (2.6%):
QUALCOMM, Inc.	78,025	5,420
Computers & Peripherals (4.5%):
Apple, Inc.	18,000	9,402
Energy (2.5%):
FMC Technologies, Inc. (a)	103,200	5,217
Financials (8.0%):
Affiliated Managers Group, Inc. (a)	35,525	7,014
CME Group, Inc.	53,975	4,005
The Charles Schwab Corp.	257,975	5,843
		16,862
Health Care (18.5%):
Alexion Pharmaceuticals, Inc. (a)	43,325	5,327
Biogen Idec, Inc. (a)	24,750	6,044
Catamaran Corp. (a)	137,075	6,437
Celgene Corp. (a)	44,625	6,626
Cerner Corp. (a)	104,200	5,838
Gilead Sciences, Inc. (a)	122,775	8,717
		38,989
Hotels Restaurants & Leisure (4.1%):
Starbucks Corp.	107,900	8,745
Hotels, Restaurants & Leisure (2.1%):
Chipotle Mexican Grill, Inc. (a)	8,250	4,348
Household Durables (2.0%):
Mohawk Industries, Inc. (a)	32,325	4,280
Industrials (7.4%):
Cummins, Inc.	42,575	5,408
Hertz Global Holdings, Inc. (a)	186,250	4,276
J.B. Hunt Transport Services, Inc.	76,475	5,738
		15,422
Internet & Catalog Retail (10.1%):
Amazon.com, Inc. (a)	26,750	9,738
Priceline.com, Inc. (a)	10,900	11,488
		21,226
Internet Software & Services (9.5%):
Facebook, Inc. (a)	125,050	6,285
Google, Inc., Class A (a)	9,250	9,533
LinkedIn Corp., Class A (a)	18,600	4,160
		19,978

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Large Cap Growth Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
IT Services (6.6%):
Alliance Data Systems Corp. (a)	26,300	$6,235
Visa, Inc., Class A	38,575	7,586
		13,821
Materials (6.4%):
Ecolab, Inc.	41,900	4,441
Monsanto Co.	87,025	9,128
		13,569
Media (1.9%):
Twenty-First Century Fox, Inc., Class B	120,300	4,100
Road & Rail (3.0%):
Canadian Pacific Railway Ltd.	44,275	6,334
Software (2.6%):
Citrix Systems, Inc. (a)	72,550	4,119
Splunk, Inc. (a)	21,750	1,364
		5,483
Specialty Retail (3.3%):
Tractor Supply Co.	98,700	7,042
Total Common Stocks (Cost $146,632)		207,685
Investment Companies (3.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	6,372,491	6,372
Total Investment Companies (Cost $6,372)		6,372
Total Investments (Cost $153,004) — 101.6%		214,057
Liabilities in excess of other assets — (1.6)%		(3,272)
NET ASSETS — 100.00%		$210,785

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
ASSETS:
Investments, at value (Cost $204,632, $1,592,511 and $153,004)	$229,287	$1,990,001	$214,057
Interest and dividends receivable	92	289	—	(a)
Receivable for capital shares issued	53	2,347	384
Receivable for investments sold	3,500	13,918	5,213
Receivable from Adviser	1	4	2
Prepaid expenses	25	52	16
Total Assets	232,958	2,006,611	219,672
LIABILITIES:
Payable for investments purchased	4,262	29,653	8,418
Payable for capital shares redeemed	1,113	3,195	270
Accrued expenses and other payables:
Investment advisory fees	145	1,279	124
Administration fees	21	179	18
Custodian fees	3	16	2
Transfer agent fees	49	170	10
Chief Compliance Officer fees	— (a)	3	—	(a)
Trustees' fees	1	4	—	(a)
12b-1 fees	67	232	19
Other accrued expenses	27	163	26
Total Liabilities	5,688	34,894	8,887
NET ASSETS:
Capital	323,177	1,445,395	132,365
Distributions in excess of net investment income	(664)	(277)	(872)
Accumulated net realized gains (losses) from investments	(119,898)	129,109	18,239
Net unrealized appreciation on investments	24,655	397,490	61,053
Net Assets	$227,270	$1,971,717	$210,785
Net Assets
Class A Shares	$99,918	$513,668	$42,093
Class C Shares	17,106	—	11,655
Class R Shares	73,847	294,246	902
Class I Shares	34,058	1,148,731	106,035
Class Y Shares	2,341	15,072	50,100
Total	$227,270	$1,971,717	$210,785
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	5,000	12,749	2,260
Class C Shares	929	—	681
Class R Shares	3,826	7,590	49
Class I Shares	1,690	28,318	5,652
Class Y Shares	117	373	2,686
Total	11,562	49,030	11,328
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$19.98	$40.29	$18.62
Class C Shares (c)	$18.41	$—	$17.15
Class R Shares	$19.30	$38.77	$18.02
Class I Shares	$20.16	$40.56	$18.76
Class Y Shares	$20.01	$40.36	$18.65
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$21.20	$42.75	$19.76

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
Investment Income:
Dividend income	$3,363	$24,145	$1,060
Total Income	3,363	24,145	1,060
Expenses:
Investment advisory fees	1,955	12,266	1,280
Administration fees	290	1,709	189
Shareholder servicing fees — Class A Shares	223	839	121
12b-1 fees — Class A Shares	66	314	29
12b-1 fees — Class C Shares	185	—	107
12b-1 fees — Class R Shares	393	1,332	5
Custodian fees	29	141	19
Transfer agent fees	53	315	34
Transfer agent fees — Class A Shares	126	548	24
Transfer agent fees — Class C Shares	41	—	5
Transfer agent fees — Class R Shares	109	260	2
Transfer agent fees — Class I Shares	6	94	8
Transfer agent fees — Class Y Shares (a)	3	13	21
Trustees' fees	33	195	21
Chief Compliance Officer fees	6	32	4
Legal and audit fees	42	288	29
State registration and filing fees	58	77	70
Other expenses	37	253	39
Total Expenses	3,655	18,676	2,007
Expenses waived/reimbursed by Adviser	(18)	(8)	(32)
Net Expenses	3,637	18,668	1,975
Net Investment Income (Loss)	(274)	5,477	(915)
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	47,993	134,825	21,213
Net change in unrealized appreciation/depreciation on investments	18,097	285,071	22,055
Net realized/unrealized gains on investments	66,090	419,896	43,268
Change in net assets resulting from operations	$65,816	$425,373	$42,353

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income (loss)	$(274)	$(312)	$5,477	$1,874	$(915)	$(1,118)
Net realized gains from investment transactions	47,993	102,200	134,825	55,507	21,213	7,906
Net realized gains from redemptions in-kind	—	7,383	—	—	—	—
Net change in unrealized appreciation/depreciation on investments	18,097	(79,789)	285,071	16,833	22,055	4,785
Change in net assets resulting from operations	65,816	29,482	425,373	74,214	42,353	11,573
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(1,678)	(552)	—	—
Class R Shares	—	—	(875)	(226)	—	—
Class I Shares	—	—	(3,170)	(1,960)	—	—
From net realized gains:
Class A Shares	—	—	(17,932)	(1,205)	(3,568)	(1,226)
Class C Shares	—	—	—	—	(478)	(86)
Class R Shares	—	—	(10,771)	(756)	(46)	(11)
Class I Shares	—	—	(26,728)	(1,427)	(2,645)	(804)
Change in net assets resulting from distributions to shareholders	—	—	(61,154)	(6,126)	(6,737)	(2,127)
Change in net assets from capital transactions	(146,736)	(441,815)	416,826	292,290	27,631	(30,457)
Change in net assets	(80,920)	(412,333)	781,045	360,378	63,247	(21,011)
Net Assets:
Beginning of period	308,190	720,523	1,190,672	830,294	147,538	168,549
End of period	$227,270	$308,190	$1,971,717	$1,190,672	$210,785	$147,538
Accumulated undistributed net investment loss	$(664)	$(390)	$(277)	$(31)	$(872)	$(983)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$16,067	$34,413	$157,579	$237,847	$30,486	$46,538
Dividends reinvested	—	—	16,162	1,437	2,286	714
Cost of shares redeemed	(100,672)	(286,571)	(170,897)	(154,100)	(85,276)	(63,057)
Total Class A Shares	$(84,605)	$(252,158)	$2,844	$85,184	$(52,504)	$(15,805)
Class C Shares
Proceeds from shares issued	$1,898	$2,936	$—	$—	$2,593	$4,266
Dividends reinvested	—	—	—	—	366	69
Cost of shares redeemed	(8,993)	(11,228)	—	—	(2,513)	(1,804)
Total Class C Shares	$(7,095)	$(8,292)	$—	$—	$446	$2,531
Class R Shares
Proceeds from shares issued	$9,064	$16,187	$60,490	$79,752	$281	$242
Dividends reinvested	—	—	10,813	886	44	10
Cost of shares redeemed	(44,942)	(78,540)	(68,912)	(49,127)	(628)	(276)
Total Class R Shares	$(35,878)	$(62,353)	$2,391	$31,511	$(303)	$(24)
Class I Shares
Proceeds from shares issued	$3,460	$11,993	$576,650	$280,113	$64,722	$45,660
Dividends reinvested	—	—	23,054	2,973	634	733
Cost of shares redeemed	(24,587)	(131,005)	(201,112)	(107,491)	(27,502)	(63,552)
Total Class I Shares	$(21,127)	$(119,012)	$398,592	$175,595	$37,854	$(17,159)
Class Y Shares (a)
Proceeds from shares issued	$2,679	$—	$15,515	$—	$55,588	$—
Cost of shares redeemed	(710)	—	(2,516)	—	(13,450)	—
Total Class Y Shares	$1,969	$—	$12,999	$—	$42,138	$—
Change in net assets from capital transactions	$(146,736)	$(441,815)	$416,826	$292,290	$27,631	$(30,457)
Share Transactions:
Class A Shares
Issued	924	2,250	4,463	7,465	1,966	3,073
Reinvested	—	—	506	47	154	51
Redeemed	(5,741)	(18,753)	(4,823)	(4,837)	(5,317)	(4,157)
Total Class A Shares	(4,817)	(16,503)	146	2,675	(3,197)	(1,033)
Class C Shares
Issued	117	203	—	—	174	293
Reinvested	—	—	—	—	27	5
Redeemed	(552)	(778)	—	—	(164)	(124)
Total Class C Shares	(435)	(575)	—	—	37	174
Class R Shares
Issued	528	1,082	1,777	2,591	17	16
Reinvested	—	—	351	30	3	1
Redeemed	(2,694)	(5,256)	(2,010)	(1,614)	(39)	(19)
Total Class R Shares	(2,166)	(4,174)	118	1,007	(19)	(2)
Class I Shares
Issued	193	765	16,021	8,747	3,794	2,919
Reinvested	—	—	718	96	43	52
Redeemed	(1,442)	(8,543)	(5,523)	(3,365)	(1,672)	(4,016)
Total Class I Shares	(1,249)	(7,778)	11,216	5,478	2,165	(1,045)
Class Y Shares (a)
Issued	156	—	441	—	3,481	—
Redeemed	(39)	—	(68)	—	(795)	—
Total Class Y Shares	117	—	373	—	2,686	—
Change in Shares	(8,550)	(29,030)	11,853	9,160	1,672	(1,906)

(a)  Class Y Shares commenced operations on January 28, 2013.
See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$15.53	$14.77	$14.93		$12.25		$10.78
Investment Activities:
Net investment income (loss)	(0.02)	(0.01)	(0.01)		0.01		0.06
Net realized and unrealized gains (losses) on investments	4.47	0.77	(0.14)		2.69		1.46
Total from Investment Activities	4.45	0.76	(0.15)		2.70		1.52
Distributions:
Net investment income	—	—	(0.01)		(0.02)		(0.05)
Total Distributions	—	—	(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$19.98	$15.53	$14.77		$14.93		$12.25
Total Return (excludes sales charge)	28.65%	5.15%	(1.02)%		22.04	%(a)	14.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$99,918	$152,428	$388,846		$722,165		$711,887
Ratio of net expenses to average net assets	1.27%	1.30%	1.19%		1.18%		1.24%
Ratio of net investment income (loss) to average net assets	0.01%	(0.02)%	—	%(b)	0.08%		0.52%
Portfolio turnover (c)	110%	87%	93%		97%		165%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Rounds to less than 0.01%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$14.44	$13.86	$14.13		$11.70		$10.34
Investment Activities:
Net investment loss	(0.20)	(0.17)	(0.14	)(a)	(0.13)		(0.05)
Net realized and unrealized gains (losses) on investments	4.17	0.75	(0.13)		2.56		1.41
Total from Investment Activities	3.97	0.58	(0.27)		2.43		1.36
Distributions:
Net investment income	—	—	—		—	(b)	—
Total Distributions	—	—	—		—	(b)	—
Net Asset Value, End of Period	$18.41	$14.44	$13.86		$14.13		$11.70
Total Return (excludes contingent deferred sales charge)	27.49%	4.18%	(1.91)%		20.78	%(c)	13.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,106	$19,693	$26,874		$36,852		$38,335
Ratio of net expenses to average net assets	2.20%	2.20%	2.11%		2.16%		2.19%
Ratio of net investment loss to average net assets	(0.95)%	(0.96)%	(0.93)%		(0.90)%		(0.42)%
Ratio of gross expenses to average net assets (d)	2.23%	2.23%	2.11%		2.16%		2.28%
Ratio of net investment loss to average net assets (d)	(0.98)%	(1.00)%	(0.93)%		(0.90)%		(0.51)%
Portfolio turnover (e)	110%	87%	93%		97%		165%

(a)  Calculated using average shares for the period.

(b)  Less than $0.01 per share.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$15.05	$14.36	$14.55	$11.96		$10.54
Investment Activities:
Net investment income (loss)	(0.08)	(0.07)	(0.06)	(0.03)		0.01
Net realized and unrealized gains (losses) on investments	4.33	0.76	(0.13)	2.62		1.43
Total from Investment Activities	4.25	0.69	(0.19)	2.59		1.44
Distributions:
Net investment income	—	—	—	—	(a)	(0.02)
Total Distributions	—	—	—	—	(a)	(0.02)
Net Asset Value, End of Period	$19.30	$15.05	$14.36	$14.55		$11.96
Total Return	28.24%	4.81%	(1.31)%	21.67	%(b)	13.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$73,847	$90,166	$145,987	$182,091		$147,811
Ratio of net expenses to average net assets	1.59%	1.59%	1.51%	1.49%		1.61%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.35)%	(0.34)%	(0.24)%		0.09%
Portfolio turnover (c)	110%	87%	93%	97%		165%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$15.62	$14.82	$14.95	$12.27		$10.79
Investment Activities:
Net investment income	0.04	0.05 (a)	0.05	0.06		0.09
Net realized and unrealized gains (losses) on investments	4.50	0.75	(0.14)	2.68		1.47
Total from Investment Activities	4.54	0.80	(0.09)	2.74		1.56
Distributions:
Net investment income	—	—	(0.04)	(0.06)		(0.08)
Total Distributions	—	—	(0.04)	(0.06)		(0.08)
Net Asset Value, End of Period	$20.16	$15.62	$14.82	$14.95		$12.27
Total Return	29.07%	5.40%	(0.66)%	22.38	%(b)	14.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$34,058	$45,903	$158,816	$165,995		$143,755
Ratio of net expenses to average net assets	1.00%	0.95%	0.87%	0.86%		0.87%
Ratio of net investment income to average net assets	0.27%	0.35%	0.29%	0.40%		0.84%
Portfolio turnover (c)	110%	87%	93%	97%		165%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Special Value Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$17.11
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments	2.89
Total from Investment Activities	2.90
Net Asset Value, End of Period	$20.01
Total Return (b)	16.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,341
Ratio of net expenses to average net assets (c)	1.03%
Ratio of net investment income to average net assets (c)	0.05%
Ratio of gross expenses to average net assets (c) (d)	1.72%
Ratio of net investment loss to average net assets (c) (d)	(0.64)%
Portfolio turnover (e)	110%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$32.19	$29.82	$27.35	$22.70	$19.76
Investment Activities:
Net investment income	0.09	0.03	0.05	0.03	0.03
Net realized and unrealized gains on investments	9.61	2.51	2.47	4.63	2.96
Total from Investment Activities	9.70	2.54	2.52	4.66	2.99
Distributions:
Net investment income	(0.14)	(0.05)	(0.05)	(0.01)	(0.05)
Net realized gains from investments	(1.46)	(0.12)	—	—	—
Total Distributions	(1.60)	(0.17)	(0.05)	(0.01)	(0.05)
Net Asset Value, End of Period	$40.29	$32.19	$29.82	$27.35	$22.70
Total Return (excludes sales charge)	31.42%	8.56%	9.23%	20.54%	15.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$513,668	$405,693	$296,044	$256,084	$195,106
Ratio of net expenses to average net assets	1.34%	1.38%	1.40%	1.43%	1.57%
Ratio of net investment income to average net assets	0.22%	0.08%	0.15%	0.12%	0.16%
Portfolio turnover (a)	56%	41%	44%	66%	93%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$31.08	$28.84	$26.50	$22.03	$19.19
Investment Activities:
Net investment income (loss)	— (a)	(0.03)	(0.02)	(0.02)	0.02
Net realized and unrealized gains on investments	9.27	2.43	2.40	4.49	2.87
Total from Investment Activities	9.27	2.40	2.38	4.47	2.89
Distributions:
Net investment income	(0.12)	(0.04)	(0.04)	— (a)	(0.05)
Net realized gains from investments	(1.46)	(0.12)	—	—	—
Total Distributions	(1.58)	(0.16)	(0.04)	— (a)	(0.05)
Net Asset Value, End of Period	$38.77	$31.08	$28.84	$26.50	$22.03
Total Return	31.14%	8.33%	8.99%	20.31%	15.14%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$294,246	$232,234	$186,467	$147,459	$114,220
Ratio of net expenses to average net assets	1.56%	1.61%	1.60%	1.63%	1.65%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.15)%	(0.06)%	(0.07)%	0.07%
Portfolio turnover (b)	56%	41%	44%	66%	93%

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$32.32	$29.92	$27.41	$22.73	$19.78
Investment Activities:
Net investment income	0.20	0.15	0.16	0.11	0.12
Net realized and unrealized gains on investments	9.67	2.52	2.48	4.66	2.96
Total from Investment Activities	9.87	2.67	2.64	4.77	3.08
Distributions:
Net investment income	(0.17)	(0.15)	(0.13)	(0.09)	(0.13)
Net realized gains from investments	(1.46)	(0.12)	—	—	—
Total Distributions	(1.63)	(0.27)	(0.13)	(0.09)	(0.13)
Net Asset Value, End of Period	$40.56	$32.32	$29.92	$27.41	$22.73
Total Return	31.89%	8.95%	9.63%	21.00%	15.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,148,731	$552,745	$347,783	$274,045	$97,555
Ratio of net expenses to average net assets	0.98%	1.02%	1.04%	1.05%	1.11%
Ratio of net investment income to average net assets	0.48%	0.43%	0.50%	0.53%	0.66%
Portfolio turnover (a)	56%	41%	44%	66%	93%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Small Company Opportunity Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$34.42
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments	5.93
Total from Investment Activities	5.94
Net Asset Value, End of Period	$40.36
Total Return (b)	17.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,072
Ratio of net expenses to average net assets (c)	1.15%
Ratio of net investment income to average net assets (c)	0.04%
Ratio of gross expenses to average net assets (c) (d)	1.23%
Ratio of net investment loss to average net assets (c) (d)	(0.04)%
Portfolio turnover (e)	56%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$15.33	$14.61	$13.91	$11.30	$9.95
Investment Activities:
Net investment loss	(0.31)	(0.12)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gains on investments	4.31	1.02	0.82	2.67	1.40
Total from Investment Activities	4.00	0.90	0.70	2.61	1.35
Distributions:
Net realized gains from investments	(0.71)	(0.18)	—	—	—
Total Distributions	(0.71)	(0.18)	—	—	—
Net Asset Value, End of Period	$18.62	$15.33	$14.61	$13.91	$11.30
Total Return (excludes sales charge)	27.29%	6.31%	5.03%	23.10%	13.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$42,093	$83,648	$94,814	$120,697	$63,497
Ratio of net expenses to average net assets	1.28%	1.29%	1.23%	1.25%	1.26%
Ratio of net investment loss to average net assets	(0.62)%	(0.74)%	(0.68)%	(0.65)%	(0.59)%
Portfolio turnover (a)	78%	77%	82%	51%	92%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$14.29	$13.74	$13.19	$10.81	$9.59
Investment Activities:
Net investment loss	(0.23)	(0.19)	(0.19)	(0.16)	(0.10)
Net realized and unrealized gains on investments	3.80	0.92	0.74	2.54	1.32
Total from Investment Activities	3.57	0.73	0.55	2.38	1.22
Distributions:
Net realized gains from investments	(0.71)	(0.18)	—	—	—
Total Distributions	(0.71)	(0.18)	—	—	—
Net Asset Value, End of Period	$17.15	$14.29	$13.74	$13.19	$10.81
Total Return (excludes contingent deferred sales charge)	26.22%	5.46%	4.17%	22.02%	12.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,655	$9,187	$6,462	$4,072	$2,746
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.47)%	(1.54)%	(1.58)%	(1.48)%	(1.45)%
Ratio of gross expenses to average net assets (a)	2.11%	2.15%	2.15%	2.29%	2.66%
Ratio of net investment loss to average net assets (a)	(1.48)%	(1.60)%	(1.63)%	(1.67)%	(1.99)%
Portfolio turnover (b)	78%	77%	82%	51%	92%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$14.91	$14.27	$13.65	$11.13	$9.83
Investment Activities:
Net investment loss	(0.24)	(0.16)	(0.20)	(0.16)	(0.10)
Net realized and unrealized gains on investments	4.06	0.98	0.82	2.68	1.40
Total from Investment Activities	3.82	0.82	0.62	2.52	1.30
Distributions:
Net realized gains from investments	(0.71)	(0.18)	—	—	—
Total Distributions	(0.71)	(0.18)	—	—	—
Net Asset Value, End of Period	$18.02	$14.91	$14.27	$13.65	$11.13
Total Return	26.83%	5.89%	4.54%	22.64%	13.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$902	$1,020	$1,005	$681	$662
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.01)%	(1.11)%	(1.12)%	(1.02)%	(0.94)%
Ratio of gross expenses to average net assets (a)	2.68%	2.79%	2.35%	2.84%	3.20%
Ratio of net investment loss to average net assets (a)	(2.04)%	(2.25)%	(1.82)%	(2.21)%	(2.49)%
Portfolio turnover (b)	78%	77%	82%	51%	92%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$15.39	$14.62	$15.46
Investment Activities:
Net investment loss	— (b)	(0.09)	(0.04)
Net realized and unrealized gains (losses) on investments	4.08	1.04	(0.80)
Total from Investment Activities	4.08	0.95	(0.84)
Distributions:
Net realized gains from investments	(0.71)	(0.18)	—
Total Distributions	(0.71)	(0.18)	—
Net Asset Value, End of Period	$18.76	$15.39	$14.62
Total Return (c)	27.72%	6.65%	(5.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$106,035	$53,683	$66,268
Ratio of net expenses to average net assets (d)	0.95%	0.97%	1.02%
Ratio of net investment loss to average net assets (d)	(0.35)%	(0.42)%	(0.56)%
Ratio of gross expenses to average net assets (d) (e)	0.98%	1.00%	1.02%
Ratio of net investment loss to average net assets (d) (e)	(0.38)%	(0.45)%	(0.56)%
Portfolio turnover (f)	78%	77%	82%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Large Cap Growth Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$15.78
Investment Activities:
Net investment loss	(0.06)
Net realized and unrealized gains on investments	2.93
Total from Investment Activities	2.87
Net Asset Value, End of Period	$18.65
Total Return (b)	18.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,100
Ratio of net expenses to average net assets (c)	1.02%
Ratio of net investment loss to average net assets (c)	(0.44)%
Portfolio turnover (d)	78%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (65.5%)
Consumer Discretionary (9.0%):
Comcast Corp., Class A	5,730	$273
Dick's Sporting Goods, Inc.	3,200	170
DIRECTV (a)	3,700	231
General Motors Co. (a)	12,420	459
News Corp. (a)	16,800	296
PetSmart, Inc.	3,600	262
PVH Corp.	2,700	336
		2,027
Consumer Staples (3.5%):
Anheuser-Busch InBev NV, ADR	2,850	296
The Procter & Gamble Co.	6,140	496
		792
Energy (6.3%):
Anadarko Petroleum Corp.	3,408	325
BP PLC, ADR	8,900	414
Chesapeake Energy Corp.	11,800	330
Occidental Petroleum Corp.	3,730	358
		1,427
Financials (9.7%):
Bank of New York Mellon Corp.	9,800	312
Capital One Financial Corp.	6,400	439
Citigroup, Inc.	6,900	337
JPMorgan Chase & Co.	8,780	452
MetLife, Inc.	7,710	365
Wells Fargo & Co.	6,300	269
		2,174
Health Care (9.3%):
Abbott Laboratories	5,200	190
Baxter International, Inc.	4,720	311
Johnson & Johnson	2,720	252
Merck & Co., Inc.	10,200	461
Pfizer, Inc.	12,620	387
Roche Holdings Ltd., ADR	4,400	305
Zimmer Holdings, Inc.	1,800	157
		2,063
Industrials (10.9%):
Boeing Co.	1,710	223
Danaher Corp.	2,490	180
Eaton Corp. PLC	4,100	289
General Dynamics Corp.	5,130	445
Koninklijke Philips NVR, NYS	13,100	464
Siemens AG, ADR	3,400	435
TE Connectivity Ltd.	2,600	134
United Parcel Service, Inc., Class B	2,820	277
		2,447

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount		Value
Information Technology (13.1%):
Altera Corp.	5,900		$198
Apple, Inc.	1,250		653
Applied Materials, Inc.	20,500		366
Broadcom Corp., Class A	4,300		115
Citrix Systems, Inc. (a)	4,300		244
EMC Corp.	17,800		428
Google, Inc., Class A (a)	505		520
Intel Corp.	17,000		415
			2,939
Materials (3.7%):
Air Products & Chemicals, Inc.	5,000		545
The Dow Chemical Co.	7,050		278
			823
Total Common Stocks (Cost $12,503)			14,692
U.S. Government Agency Securities (0.1%)
Federal Home Loan Mortgage Corp.
6.50%, 5/1/26 – 11/1/34	$9		10
7.00%, 7/1/29 – 4/1/32	8		10
			20
Total U.S. Government Agency Securities (Cost $18)			20
U.S. Government Mortgage Backed Agencies (27.5%)
Federal Home Loan Mortgage Corp.
8.00%, 6/1/30	—	(b)	—	(b)
5.00%, 6/1/33	—	(b)	—	(b)
			—	(b)
Federal National Mortgage Assoc.
8.50%, 11/1/17	—	(b)	—	(b)
7.00%, 12/1/27	1		1
8.00%, 11/1/28	6		7
6.50%, 3/1/29 – 7/1/32	12		14
6.00%, 10/1/29 – 1/1/37	35		38
7.50%, 11/1/29	3		4
			64
Government National Mortgage Assoc.
6.00%, 11/15/23 – 1/20/34	194		220
7.00%, 1/20/26 – 1/15/39 (c)	1,456		1,701
6.50%, 3/20/26 – 12/15/38	1,665		1,919
8.00%, 10/15/27 – 9/15/32	941		1,139
7.50%, 11/20/29 – 4/20/43 (d)	748		901
5.00%, 9/15/39	210		230
			6,110
Total U.S. Government Mortgage Backed Agencies (Cost $6,285)			6,174

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (7.2%)
U.S. Treasury Bills, 0.05%, 3/20/14 (e)	$709	$709
U.S. Treasury Bonds, 8.88%, 8/15/17	706	916
Total U.S. Treasury Obligations (Cost $1,622)		1,625
Investment Companies (5.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (f)	1,184,174	1,184
Total Investment Companies (Cost $1,184)		1,184
Total Investments (Cost $21,612) — 105.6%		23,695
Liabilities in excess of other assets — (5.6)%		(1,252)
NET ASSETS — 100.00%		$22,443

(a)  Non-income producing security.

(b)  Rounds to less than $1.

(c)  All or a portion of these securities were purchased on a when-issued basis.

(d)  All or a portion of these securities have been segregated as collateral for securities purchased on a when-issued basis.

(e)  Rate represents the effective yield at purchase.

(f)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.6%)
Consumer Staples (0.6%):
Tyson Foods, Inc., Class A	3,162	$87
Total Common Stocks (Cost $92)		87
Convertible Corporate Bonds (72.6%):
Consumer Discretionary (9.4%)
Ford Motor Co., Convertible Subordinated Notes, 4.25%, 11/15/16	$188	379
International Game Technology, Convertible Subordinated Notes, 3.25%, 5/1/14	141	156
Priceline.com, Inc., Convertible Subordinated Notes
1.25%, 3/15/15	165	572
1.00%, 3/15/18	276	366
		1,473
Energy (1.8%)
Chesapeake Energy Corp., Convertible Subordinated Notes, 2.50%, 5/15/37, Callable 5/15/17 @ 100	286	290
Financials (9.0%)
Ares Capital Corp., Convertible Subordinated Notes, 5.13%, 6/1/16	348	370
Health Care REIT, Inc., Convertible Subordinated Notes, 3.00%, 12/1/29, Callable 12/1/14 @ 100 (a)	138	176
Janus Capital Group, Inc., Convertible Subordinated Notes, 0.75%, 7/15/18	260	290
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 100	248	261
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19 (b)	40	41
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes
4.50%, 8/15/15 (b)	150	218
4.50%, 8/15/15	40	58
		1,414
Health Care (15.1%)
Alza Corp., Convertible Subordinated Notes, 7/28/20, Callable 11/29/13 @ 81.79 (c)	397	505
Gilead Sciences, Inc., Convertible Subordinated Notes, 1.63%, 5/1/16	422	1,322
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	415	539
		2,366
Industrials (8.8%)
Airtran Holdings, Inc., Convertible Subordinated Notes, 5.25%, 11/1/16	271	436
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/21/13 @ 84.32 (c)	142	298
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24 (a)	169	455
Roper Industries Inc., Covertible Subordinated Notes, 1/15/34 (a)	123	196
		1,385

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Information Technology (20.2%)
EMC Corp., Convertible Subordinated Notes, 1.75%, 12/1/13	$456	$689
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39 (b)	614	804
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18	342	427
Micron Technology, Inc., Convertible Subordinated Notes, 3.13%, 5/1/32, Callable 5/4/21 @ 100	117	224
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	239	398
Xilinx, Inc., Convertible Subordinated Notes
2.63%, 6/15/17	211	335
3.13%, 3/15/37	186	292
		3,169
Materials (6.8%)
Alcoa, Inc., Convertible Subordinated Notes, 5.25%, 3/15/14	287	416
Allegheny Technologies, Inc., Convertible Subordinated Notes, 4.25%, 6/1/14	223	231
Newmont Mining Corp., Convertible Subordinated Notes, 1.63%, 7/15/17	395	427
		1,074
Utilities (1.5%)
Dominion Resources, Inc., Convertible Subordinated Notes, 2.13%, 12/15/23 , Callable 11/26/13 @ 100 (d)	124	234
		234
Total Convertible Corporate Bonds (Cost $9,370)		11,405
Convertible Preferred Stocks (19.5%)
Energy (1.5%):
NextEra Energy, Inc., 5.89%	4,280	243
		243
Financials (9.8%):
AMG Capital Trust II, 5.15%	1,839	111
Health Care REIT, Inc., 6.50%, Series JNS	3,660	216
MetLife, Inc., 5.00%	16,596	476
New York Community Capital Trust V, 6.00%	8,208	400
Wells Fargo & Co., 7.50%, Series L	295	336
		1,539
Industrials (5.1%):
Stanley Black & Decker I, Inc., 4.75%	2,466	315
United Technologies Corp., 7.50%	7,699	487
		802
Utilities (3.1%):
Dominion Resources, Inc. 6.00%, Series B	4,433	240
6.13%, Series A	4,438	241
		481
Total Convertible Preferred Stocks (Cost $2,890)		3,065

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (6.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (e)	1,011,001	$1,011
Total Investment Companies (Cost $1,011)		1,011
Total Investments (Cost $13,363) — 99.1%		15,568
Other assets in excess of liabilities — 0.9%		137
NET ASSETS — 100.00%		$15,705

(a)  Continuously callable with 30 days notice.

(b)  Rate 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Continuously callable with 15 days notice.

(d)  Continuously callable with 20 days notice.

(e)  Rate disclosed is the daily yield on 10/31/13.

REIT — Real Estate Investment Trust

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund		Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $21,612 and $13,363)	$23,695		$15,568
Interest and dividends receivable	62		82
Receivable for capital shares issued	—	(a)	57
Receivable for investments sold	367		—
Receivable from Adviser	7		3
Prepaid expenses	22		10
Total Assets	24,153		15,720
LIABILITIES:
Payable for investments purchased	1,666		—
Payable for capital shares redeemed	11		—
Accrued expenses and other payables:
Investment advisory fees	11		10
Administration fees	6		2
Custodian fees	3		—	(a)
Transfer agent fees	1		1
Chief Compliance Officer fees	—	(a)	—	(a)
Trustees' fees	—	(a)	—	(a)
12b-1 fees	8		1
Other accrued expenses	4		1
Total Liabilities	1,710		15
NET ASSETS:
Capital	26,322		18,196
Accumulated undistributed net investment income	—	(a)	235
Accumulated net realized losses from investments	(5,962)		(4,931)
Net unrealized appreciation on investments	2,083		2,205
Net Assets	$22,443		$15,705
Net Assets
Class A Shares	$12,296		$6,299
Class C Shares	2,780		—
Class R Shares	7,089		—
Class I Shares	278		9,406
Total	$22,443		$15,705
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	823		496
Class C Shares	188		—
Class R Shares	477		—
Class I Shares	18		741
Total	1,506		1,237
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$14.92		$12.70
Class C Shares (c)	$14.82		$—
Class R Shares	$14.90		$—
Class I Shares	$14.97		$12.68
Maximum Sales Charge — Class A Shares	5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.83		$12.96

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
Investment Income:
Interest income	$99		$231
Dividend income	305		227
Total Income	404		458
Expenses:
Investment advisory fees	121		135
Administration fees	47		28
Shareholder servicing fees — Class A Shares	21		18
12b-1 fees — Class A Shares	8		5
12b-1 fees — Class C Shares	18		—
12b-1 fees — Class R Shares	32		—
Custodian fees	15		4
Transfer agent fees	4		4
Transfer agent fees — Class A Shares	4		3
Transfer agent fees — Class C Shares	1		—
Transfer agent fees — Class R Shares	2		—
Transfer agent fees — Class I Shares	—		1
Trustees' fees	3		2
Chief Compliance Officer fees	—	(a)	—	(a)
Legal and audit fees	4		3
State registration and filing fees	50		34
Other expenses	12		7
Total Expenses	342		244
Expenses waived/reimbursed by Adviser	(77)		(16)
Net Expenses	265		228
Net Investment Income	139		230
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	2,551		1,095
Net change in unrealized appreciation/depreciation on investments	911		1,697
Net realized/unrealized gains on investments	3,462		2,792
Change in net assets resulting from operations	$3,601		$3,022

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$139	$172	$230	$367
Net realized gains from investment transactions	2,551	1,149	1,095	1,269
Net realized gains from redemptions in-kind	—	—	—	814
Net change in unrealized appreciation/ depreciation on investments	911	616	1,697	(1,406)
Change in net assets resulting from operations	3,601	1,937	3,022	1,044
Distributions to Shareholders:
From net investment income:
Class A Shares	(179)	(172)	(97)	(267)
Class C Shares	(16)	(8)	—	—
Class R Shares	(79)	(55)	—	—
Class I Shares	(5)	(1)	(148)	(432)
From net realized gains:
Class A Shares	—	(449)	—	—
Class C Shares	—	(39)	—	—
Class R Shares	—	(150)	—	—
Class I Shares	—	(1)	—	—
Change in net assets resulting from distributions to shareholders	(279)	(875)	(245)	(699)
Change in net assets from capital transactions	(34)	(4,898)	(5,324)	(9,744)
Change in net assets	3,288	(3,836)	(2,547)	(9,399)
Net Assets:
Beginning of period	19,155	22,991	18,252	27,651
End of period	$22,443	$19,155	$15,705	$18,252
Accumulated undistributed (distributions in excess of) net investment income	$— (a)	$(2)	$235	$(257)

(a)  Rounds to less than $1.
See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,800	$1,531	$1,252	$3,872
Dividends reinvested	164	564	52	194
Cost of shares redeemed	(3,239)	(7,685)	(6,386)	(5,922)
Total Class A Shares	$(1,275)	$(5,590)	$(5,082)	$(1,856)
Class C Shares
Proceeds from shares issued	$1,666	$602	$—	$—
Dividends reinvested	12	30	—	—
Cost of shares redeemed	(394)	(813)	—	—
Total Class C Shares	$1,284	$(181)	$—	$—
Class R Shares
Proceeds from shares issued	$930	$938	$—	$—
Dividends reinvested	78	199	—	—
Cost of shares redeemed	(968)	(549)	—	—
Total Class R Shares	$40	$588	$—	$—
Class I Shares
Proceeds from shares issued	$43	$306	$4,354	$6,018
Dividends reinvested	5	1	134	418
Cost of shares redeemed	(131)	(22)	(4,730)	(14,324)
Total Class I Shares	$(83)	$285	$(242)	$(7,888)
Change in net assets from capital transactions	$(34)	$(4,898)	$(5,324)	$(9,744)
Share Transactions:
Class A Shares
Issued	129	125	106	355
Reinvested	12	47	5	19
Redeemed	(238)	(641)	(525)	(551)
Total Class A Shares	(97)	(469)	(414)	(177)
Class C Shares
Issued	119	50	—	—
Reinvested	1	3	—	—
Redeemed	(29)	(68)	—	—
Total Class C Shares	91	(15)	—	—
Class R Shares
Issued	67	77	—	—
Reinvested	6	17	—	—
Redeemed	(70)	(45)	—	—
Total Class R Shares	3	49	—	—
Class I Shares
Issued	3	24	363	556
Reinvested	— (a)	— (a)	12	41
Redeemed	(9)	2	(404)	(1,368)
Total Class I Shares	(6)	22	(29)	(771)
Change in Shares	(9)	(413)	(443)	(948)

(a)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$12.65	$11.93	$11.89	$10.97		$10.26
Investment Activities:
Net investment income	0.12	0.11	0.11	0.19		0.24
Net realized and unrealized gains on investments	2.36	1.12	0.09	0.97		0.73
Total from Investment Activities	2.48	1.23	0.20	1.16		0.97
Distributions:
Net investment income	(0.21)	(0.16)	(0.16)	(0.24)		(0.26)
Net realized gains from investments	—	(0.35)	—	—		—
Total Distributions	(0.21)	(0.51)	(0.16)	(0.24)		(0.26)
Net Asset Value, End of Period	$14.92	$12.65	$11.93	$11.89		$10.97
Total Return (excludes sales charge)	19.77%	10.58%	1.64%	10.67	%(a)	9.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,296	$11,650	$16,572	$27,560		$31,560
Ratio of net expenses to average net assets	1.15%	1.12%	1.11%	1.15%		1.14%
Ratio of net investment income to average net assets	0.86%	1.00%	1.00%	1.69%		2.37%
Ratio of gross expenses to average net assets (b)	1.44%	1.48%	1.29%	1.15%		1.14%
Ratio of net investment income to average net assets (b)	0.57%	0.64%	0.82%	1.69%		2.37%
Portfolio turnover (c)	142%	106%	130%	238%		241%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$12.57	$11.86	$11.83	$10.91		$10.21
Investment Activities:
Net investment income	0.04	0.02	0.03	0.09		0.14
Net realized and unrealized gains on investments	2.33	1.11	0.08	0.97		0.74
Total from Investment Activities	2.37	1.13	0.11	1.06		0.88
Distributions:
Net investment income	(0.12)	(0.07)	(0.08)	(0.14)		(0.18)
Net realized gains from investments	—	(0.35)	—	—		—
Total Distributions	(0.12)	(0.42)	(0.08)	(0.14)		(0.18)
Net Asset Value, End of Period	$14.82	$12.57	$11.86	$11.83		$10.91
Total Return (excludes contingent deferred sales charge)	18.95%	9.81%	0.90%	9.83	%(a)	8.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,780	$1,214	$1,330	$1,014		$897
Ratio of net expenses to average net assets	1.85%	1.84%	1.80%	2.00%		2.00%
Ratio of net investment income to average net assets	0.05%	0.27%	0.28%	0.85%		1.43%
Ratio of gross expenses to average net assets (b)	2.66%	3.01%	2.82%	3.00%		3.04%
Ratio of net investment income (loss) to average net assets (b)	(0.77)%	(0.90)%	(0.74)%	(0.15)%		0.39%
Portfolio turnover (c)	142%	106%	130%	238%		241%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$12.64	$11.92	$11.88	$10.96		$10.25
Investment Activities:
Net investment income	0.08	0.08	0.08	0.14		0.19
Net realized and unrealized gains on investments	2.35	1.11	0.08	0.97		0.74
Total from Investment Activities	2.43	1.19	0.16	1.11		0.93
Distributions:
Net investment income	(0.17)	(0.12)	(0.12)	(0.19)		(0.22)
Net realized gains from investments	—	(0.35)	—	—		—
Total Distributions	(0.17)	(0.47)	(0.12)	(0.19)		(0.22)
Net Asset Value, End of Period	$14.90	$12.64	$11.92	$11.88		$10.96
Total Return	19.34%	10.27%	1.36%	10.22	%(a)	9.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,089	$5,980	$5,063	$4,678		$4,102
Ratio of net expenses to average net assets	1.45%	1.44%	1.40%	1.59%		1.57%
Ratio of net investment income to average net assets	0.54%	0.64%	0.68%	1.25%		1.91%
Ratio of gross expenses to average net assets (b)	1.72%	1.79%	1.70%	1.59%		1.62%
Ratio of net investment income to average net assets (b)	0.27%	0.29%	0.38%	1.25%		1.85%
Portfolio turnover (c)	142%	106%	130%	238%		241%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$12.69	$11.97	$11.87	$10.95		$10.24
Investment Activities:
Net investment income	0.14	0.18	0.19 (a)	0.24		0.27
Net realized and unrealized gains on investments	2.38	1.08	0.13	0.96		0.74
Total from Investment Activities	2.52	1.26	0.32	1.20		1.01
Distributions:
Net investment income	(0.24)	(0.19)	(0.22)	(0.28)		(0.30)
Net realized gains from investments	—	(0.35)	—	—		—
Total Distributions	(0.24)	(0.54)	(0.22)	(0.28)		(0.30)
Net Asset Value, End of Period	$14.97	$12.69	$11.97	$11.87		$10.95
Total Return	20.06%	10.88%	2.64%	11.05	%(b)	10.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$278	$311	$26	$63,961		$61,020
Ratio of net expenses to average net assets	0.90%	0.85%	0.66%	0.80%		0.80%
Ratio of net investment income to average net assets	1.12%	1.02%	1.52%	2.04%		2.72%
Ratio of gross expenses to average net assets (c)	4.46%	19.77%	0.90%	0.84%		0.86%
Ratio of net investment income (loss) to average net assets (c)	(2.44)%	(17.90)%	1.28%	2.00%		2.66%
Portfolio turnover (d)	142%	106%	130%	238%		241%

(a) Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$10.85	$10.52	$10.74	$10.00		$8.11
Investment Activities:
Net investment income	0.12 (a)	0.14 (a)	0.16 (a)	0.18		0.25
Net realized and unrealized gains (losses) on investments	1.85	0.45	(0.09)	1.01		1.88
Total from Investment Activities	1.97	0.59	0.07	1.19		2.13
Distributions:
Net investment income	(0.12)	(0.26)	(0.29)	(0.45)		(0.24)
Total Distributions	(0.12)	(0.26)	(0.29)	(0.45)		(0.24)
Net Asset Value, End of Period	$12.70	$10.85	$10.52	$10.74		$10.00
Total Return (excludes sales charge)	18.30%	5.82%	0.56%	12.16	%(b)	26.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,299	$9,879	$11,437	$17,824		$19,310
Ratio of net expenses to average net assets	1.50%	1.44%	1.35%	1.34%		1.31%
Ratio of net investment income to average net assets	1.04%	1.35%	1.44%	1.59%		2.74%
Portfolio turnover (c)	27%	47%	35%	24%		42%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$10.87	$10.52	$10.74	$10.00		$8.10
Investment Activities:
Net investment income	0.18	0.19 (a)	0.20 (a)	0.19		0.27
Net realized and unrealized gains (losses) on investments	1.84	0.45	(0.09)	1.03		1.89
Total from Investment Activities	2.02	0.64	0.11	1.22		2.16
Distributions:
Net investment income	(0.21)	(0.29)	(0.33)	(0.48)		(0.26)
Total Distributions	(0.21)	(0.29)	(0.33)	(0.48)		(0.26)
Net Asset Value, End of Period	$12.68	$10.87	$10.52	$10.74		$10.00
Total Return	18.81%	6.26%	0.95%	12.52	%(b)	27.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,406	$8,373	$16,214	$12,259		$10,889
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income to average net assets	1.55%	1.84%	1.80%	1.91%		2.74%
Ratio of gross expenses to average net assets (c)	1.19%	1.12%	1.07%	1.06%		1.06%
Ratio of net investment income to average net assets (c)	1.36%	1.72%	1.73%	1.85%		2.68%
Portfolio turnover (d)	27%	47%	35%	24%		42%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (96.2%)
Multi-family (10.2%):
Collateralized Mortgage Obligations (9.3%):
Government National Mortgage Assoc.
Series 2003-109, Class D, 5.25% (a), 1/16/34	$907	$924
Series 2006-42, Class B, 5.17% (a), 8/16/46	3,885	4,119
Series 2006-6, Class C, 5.01% (a), 2/16/44	479	492
Series 2006-66, Class B, 5.00% (a), 9/16/41	4,215	4,417
Series 2007-46, Class D, 5.34% (a), 5/16/46	6,986	7,453
Series 2008-59, Class C, 5.77% (a), 6/16/32	870	900
Series 2010-122, Class AC, 7.00%, 2/16/40	7,611	8,864
Series 2010-124, Class BA, 7.00%, 5/16/37	10,000	10,791
Series 2010-136, Class BH, 7.00%, 11/16/40	6,522	7,347
Series 2010-140, Class AC, 7.00%, 12/16/37	10,000	11,190
Series 2010-148, Class AC, 7.00% (a), 12/16/50	7,423	8,323
Series 2010-155, Class BH, 7.00%, 6/16/39	8,139	9,064
Series 2011-15, Class BA, 7.00%, 10/16/33	10,000	11,005
Series 2012-33, Class AB, 7.00%, 3/16/46	9,724	11,156
Series 2012-67, Class AF, 7.00%, 4/15/44	8,534	9,601
		105,646
Pass-throughs (0.9%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	397	452
7.50%, 8/15/21	178	198
6.00%, 1/15/22	225	244
7.92%, 7/15/23	528	563
8.00%, 7/15/24 – 10/15/35	1,594	1,697
8.60%, 5/15/27	464	466
7.88%, 7/15/27	399	426
7.15%, 10/20/27	288	324
7.75%, 6/15/30 – 9/15/33	802	837
8.25%, 9/15/30	242	259
7.09%, 7/15/33	4,689	4,725
		10,191
Single Family (86.0%):
Collateralized Mortgage Obligations (4.2%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	640	740
Series 1996-20, Class J, 7.50%, 9/20/26	167	196
Series 1997-18, Class J, 7.00%, 11/20/27	144	167
Series 1997-8, Class PN, 7.50%, 5/16/27	91	106
Series 1998-14, Class PH, 6.50%, 6/20/28	339	390
Series 1998-19, Class ZA, 6.50%, 4/20/28	279	327
Series 1998-23, Class ZB, 6.50%, 6/20/28	173	196
Series 1999-4, Class ZB, 6.00%, 2/20/29	439	494
Series 1999-40, Class ZW, 7.50%, 11/20/29	296	348
Series 1999-41, Class Z, 8.00%, 11/16/29	288	344
Series 2000-9, Class Z, 8.00%, 6/20/30	139	168

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Series 2001-10, Class PE, 6.50%, 3/16/31	$615		$697
Series 2001-15, Class ZH, 6.00%, 4/20/31	704		792
Series 2001-21, Class PE, 6.50%, 5/16/31	506		582
Series 2001-33, Class PB, 6.50%, 7/20/31	132		150
Series 2001-41, Class PC, 6.50%, 8/20/31	532		551
Series 2002-22, Class GF, 6.50%, 3/20/32	102		118
Series 2002-33, Class ZJ, 6.50%, 5/20/32	289		334
Series 2002-40, Class UK, 6.50%, 6/20/32	442		510
Series 2002-45, Class QE, 6.50%, 6/20/32	182		210
Series 2002-47, Class ZA, 6.50%, 7/20/32	555		641
Series 2002-65, Class ZB, 6.00%, 9/20/32	—	(b)	—	(b)
Series 2005-72, Class H, 11.50%, 11/16/17	37		40
Series 2005-74, Class HB, 7.50%, 9/16/35	249		290
Series 2012-106, Class JM, 7.30% (a), 10/20/34	2,440		2,942
Series 2012-30, Class WB, 7.22% (a), 11/20/39	12,507		14,919
Series 2013-44, Class TL, 4.99% (a), 2/16/40	—	(b)	—	(b)
Series 2013-51, Class BL, 6.09% (a), 4/20/34	7,433		8,778
Series 2013-64, Class KY, 6.95% (a), 12/20/38	5,287		6,393
Series 2013-70, Class KP, 7.23% (a), 2/20/39	4,782		5,688
			47,111
Pass-throughs (81.8%):
Government National Mortgage Assoc.
10.50%, 9/15/15 – 12/15/21	520		533
7.00%, 4/15/16 – 10/20/38 (c) (d)	179,176		211,388
9.00%, 4/15/16 – 6/15/30 (d)	2,503		2,745
11.50%, 4/15/16 – 9/15/20	69		72
8.75%, 3/20/17	12		12
9.50%, 7/15/17 – 7/15/25 (d)	2,394		2,639
8.00%, 7/20/17 – 4/15/38	76,995		94,766
5.50%, 2/15/18 – 1/15/39	4,666		5,233
5.00%, 7/15/18 – 5/15/39	13,655		15,371
11.00%, 12/15/18	34		35
7.49%, 11/15/19 – 9/15/25	3,812		4,119
10.00%, 12/15/19 – 2/15/26	13,105		15,152
8.38%, 10/15/20	522		563
7.75%, 11/15/20 – 1/15/21	2,783		3,154
7.89%, 10/20/22	470		507
7.50%, 12/20/22 – 4/20/43	104,655		126,188
7.13%, 3/15/23 – 7/15/25	4,869		5,661
6.00%, 9/20/23 – 6/15/40	79,078		91,452
8.50%, 7/20/24 – 2/15/32	7,340		8,650
6.50%, 12/15/25 – 3/1/43	287,372		337,184
			925,424
Total Government National Mortgage Association (Cost $1,095,299)			1,088,372

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (3.7%)
U.S. Treasury Bills, 0.05%, 3/20/14 (e)	$11,864	$11,861
U.S. Treasury Bonds, 8.88%, 8/15/17	23,357	30,312
Total U.S. Treasury Obligations (Cost $42,135)		42,173
Investment Companies (0.0%)
Federated U.S. Treasury Cash Reserve Fund, 0.00% (f)	75,723	76
Total Investment Companies (Cost $76)		76
Total Investments (Cost $1,137,510) — 99.9%		1,130,621
Other assets in excess of liabilities — 0.1%		1,343
NET ASSETS — 100.00%		$1,131,964

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/13.

(b)  Rounds to less than $1.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Security purchased on a when-issued basis.

(e)  Rate represents the effective yield at purchase.

(f)  Rate disclosed is the daily yield on 10/31/13.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

Fund for Income
ASSETS:
Investments, at value (Cost $1,137,510)	$1,130,621
Interest and dividends receivable	6,001
Receivable for capital shares issued	659
Receivable for investments sold	24,849
Receivable from Adviser	4
Prepaid expenses	49
Total Assets	1,162,183
LIABILITIES:
Payable for investments purchased	25,671
Payable for capital shares redeemed	3,532
Accrued expenses and other payables:
Investment advisory fees	449
Administration fees	115
Custodian fees	15
Transfer agent fees	67
Chief Compliance Officer fees	2
Trustees' fees	2
12b-1 fees	244
Other accrued expenses	122
Total Liabilities	30,219
NET ASSETS:
Capital	1,274,028
Accumulated undistributed net investment income	2,544
Accumulated net realized losses from investments	(137,719)
Net unrealized depreciation on investments	(6,889)
Net Assets	$1,131,964
Net Assets
Class A Shares	$506,249
Class C Shares	129,193
Class R Shares	99,302
Class I Shares	386,827
Class Y Shares	10,393
Total	$1,131,964
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	47,683
Class C Shares	12,243
Class R Shares	9,348
Class I Shares	36,457
Class Y Shares	979
Total	106,710
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$10.62
Class C Shares (b)	$10.55
Class R Shares	$10.62
Class I Shares	$10.61
Class Y Shares	$10.62
Maximum Sales Charge — Class A Shares	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.84

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statement of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

Fund for Income
Investment Income:
Interest income	$30,031
Total Income	30,031
Expenses:
Investment advisory fees	6,479
Administration fees	1,695
Shareholder servicing fees — Class A Shares	1,352
12b-1 fees — Class A Shares	338
12b-1 fees — Class C Shares	1,785
12b-1 fees — Class R Shares	300
Custodian fees	149
Transfer agent fees	296
Transfer agent fees — Class A Shares	228
Transfer agent fees — Class C Shares	70
Transfer agent fees — Class R Shares	46
Transfer agent fees — Class I Shares	61
Transfer agent fees — Class Y Shares (a)	12
Trustees' fees	195
Chief Compliance Officer fees	32
Legal and audit fees	262
State registration and filing fees	139
Other expenses	237
Total Expenses	13,676
Expenses waived/reimbursed by Adviser	(14)
Net Expenses	13,662
Net Investment Income	16,369
Realized/Unrealized Gains from Investment Transactions:
Net realized losses from investment transactions	(1,394)
Net change in unrealized appreciation/depreciation on investments	(30,290)
Net realized/unrealized losses on investments	(31,684)
Change in net assets resulting from operations	$(15,315)

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Fund for Income
	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$16,369	$20,572
Net realized gains (losses) from investment transactions	(1,394)	12,265
Net change in unrealized appreciation/depreciation on investments	(30,290)	2,777
Change in net assets resulting from operations	(15,315)	35,614
Distributions to Shareholders:
From net investment income:
Class A Shares	(31,815)	(34,114)
Class C Shares	(7,152)	(7,064)
Class R Shares	(5,694)	(6,092)
Class I Shares	(24,808)	(17,087)
Class Y Shares (a)	(630)	—
Change in net assets resulting from distributions to shareholders	(70,099)	(64,357)
Change in net assets from capital transactions	(363,170)	657,876
Change in net assets	(448,584)	629,133
Net Assets:
Beginning of period	1,580,548	951,415
End of period	$1,131,964	$1,580,548
Accumulated undistributed net investment income	$2,544	$2,435

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Fund for Income
	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$272,297	$614,809
Dividends reinvested	22,664	24,170
Cost of shares redeemed	(543,360)	(321,768)
Total Class A Shares	$(248,399)	$317,211
Class C Shares
Proceeds from shares issued	$34,162	$118,082
Dividends reinvested	4,844	4,407
Cost of shares redeemed	(101,066)	(40,645)
Total Class C Shares	$(62,060)	$81,844
Class R Shares
Proceeds from shares issued	$35,784	$60,844
Dividends reinvested	3,984	3,962
Cost of shares redeemed	(68,899)	(42,329)
Total Class R Shares	$(29,131)	$22,477
Class I Shares
Proceeds from shares issued	$343,343	$287,057
Dividends reinvested	19,097	14,818
Cost of shares redeemed	(397,182)	(65,531)
Total Class I Shares	$(34,742)	$236,344
Class Y Shares (a)
Proceeds from shares issued	$28,991	$—
Cost of shares redeemed	(17,829)	—
Total Class Y Shares	$11,162	$—
Change in net assets from capital transactions	$(363,170)	$657,876
Share Transactions:
Class A Shares
Issued	24,670	53,877
Reinvested	2,068	2,127
Redeemed	(49,521)	(28,264)
Total Class A Shares	(22,783)	27,740
Class C Shares
Issued	3,095	10,416
Reinvested	445	390
Redeemed	(9,307)	(3,593)
Total Class C Shares	(5,767)	7,213
Class R Shares
Issued	3,238	5,337
Reinvested	364	348
Redeemed	(6,270)	(3,711)
Total Class R Shares	(2,668)	1,974
Class I Shares
Issued	30,997	25,217
Reinvested	1,747	1,306
Redeemed	(36,341)	(5,764)
Total Class I Shares	(3,597)	20,759
Class Y Shares (a)
Issued	2,611	—
Reinvested	— (b)	—
Redeemed	(1,632)	—
Total Class Y Shares	979	—
Change in Shares	(33,836)	57,686

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.26	$11.49	$11.81	$11.62		$11.25
Investment Activities:
Net investment income	0.03	0.22	0.34	0.44		0.48
Net realized and unrealized gains (losses) on investments	(0.14)	0.11	(0.03)	0.42		0.58
Total from Investment Activities	(0.11)	0.33	0.31	0.86		1.06
Distributions:
Net investment income	(0.53)	(0.56)	(0.63)	(0.67)		(0.69)
Total Distributions	(0.53)	(0.56)	(0.63)	(0.67)		(0.69)
Net Asset Value, End of Period	$10.62	$11.26	$11.49	$11.81		$11.62
Total Return (excludes sales charge)	(1.03)%	2.92%	2.73%	7.66	%(a)	9.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$506,249	$793,120	$490,961	$444,257		$266,008
Ratio of net expenses to average net assets	0.93%	0.94%	0.96%	0.97%		0.96%
Ratio of net investment income to average net assets	1.11%	1.60%	2.55%	3.11%		4.02%
Portfolio turnover (b)	62%	90%	43%	49%		55%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.19	$11.43	$11.76	$11.59		$11.22
Investment Activities:
Net investment income	0.04 (a)	0.16	0.28	0.42		0.38
Net realized and unrealized gains (losses) on investments	(0.24)	0.08	(0.06)	0.34		0.58
Total from Investment Activities	(0.20)	0.24	0.22	0.76		0.96
Distributions:
Net investment income	(0.44)	(0.48)	(0.55)	(0.59)		(0.59)
Total Distributions	(0.44)	(0.48)	(0.55)	(0.59)		(0.59)
Net Asset Value, End of Period	$10.55	$11.19	$11.43	$11.76		$11.59
Total Return (excludes contingent deferred sales charge)	(1.80)%	2.11%	1.93%	6.77	%(b)	8.73%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$129,193	$201,522	$123,425	$65,869		$14,850
Ratio of net expenses to average net assets	1.69%	1.69%	1.72%	1.76%		1.81%
Ratio of net investment income to average net assets	0.35%	0.84%	1.76%	2.24%		3.17%
Portfolio turnover (c)	62%	90%	43%	49%		55%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.26	$11.50	$11.82	$11.63		$11.25
Investment Activities:
Net investment income	0.06	0.21	0.36	0.38		0.46
Net realized and unrealized gains (losses) on investments	(0.17)	0.10	(0.05)	0.48		0.60
Total from Investment Activities	(0.11)	0.31	0.31	0.86		1.06
Distributions:
Net investment income	(0.53)	(0.55)	(0.63)	(0.67)		(0.68)
Total Distributions	(0.53)	(0.55)	(0.63)	(0.67)		(0.68)
Net Asset Value, End of Period	$10.62	$11.26	$11.50	$11.82		$11.63
Total Return	(1.05)%	2.80%	2.71%	7.64	%(a)	9.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$99,302	$135,313	$115,459	$89,223		$79,934
Ratio of net expenses to average net assets	0.94%	0.97%	0.98%	0.98%		1.00%
Ratio of net investment income to average net assets	1.10%	1.61%	2.52%	3.14%		3.97%
Portfolio turnover (b)	62%	90%	43%	49%		55%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$11.25	$11.48	$11.54
Investment Activities:
Net investment income	0.07	0.30	0.22
Net realized and unrealized gains (losses) on investments	(0.15)	0.06	0.16
Total from Investment Activities	(0.08)	0.36	0.38
Distributions:
Net investment income	(0.56)	(0.59)	(0.44)
Total Distributions	(0.56)	(0.59)	(0.44)
Net Asset Value, End of Period	$10.61	$11.25	$11.48
Total Return (b)	(0.75)%	3.20%	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$386,827	$450,593	$221,570
Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.67%
Ratio of net investment income to average net assets (c)	1.39%	1.85%	2.74%
Portfolio turnover (d)	62%	90%	43%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Fund for Income
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.15
Investment Activities:
Net investment income	0.11 (b)
Net realized and unrealized losses on investments	(0.20)
Total from Investment Activities	(0.09)
Distributions:
Net investment income	(0.44)
Total Distributions	(0.44)
Net Asset Value, End of Period	$10.62
Total Return (c)	(0.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,393
Ratio of net expenses to average net assets (d)	0.71%
Ratio of net investment income to average net assets (d)	1.35%
Ratio of gross expenses to average net assets (d) (e)	0.81%
Ratio of net investment income to average net assets (d) (e)	1.24%
Portfolio turnover (f)	62%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Calculated using average shares method for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.5%)
Alabama (1.9%):
Jacksonville State University Revenue, 4.00%, 12/1/15, AGM	$450	$478
Shelby County Board of Education Revenue, Prerefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM, ETM	565	626
Shelby County Board of Education Revenue, Unrefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM	440	482
		1,586
Alaska (3.1%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks
Series A, 4.50%, 4/1/15, AGM	2,000	2,099
Series A, 5.13%, 4/1/19, AGM	500	579
		2,678
Arizona (0.4%):
Maricopa County Elementary School District Number 38, Madison Elementary School Improvements Project 2009
Series B, GO, 3.00%, 7/1/20, AGM	50	52
Series B, GO, 4.00%, 7/1/20, AGM	250	275
		327
California (3.7%):
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, Callable 8/1/21 @ 100, AGM	1,000	1,065
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, NATL-RE	1,000	1,036
Denair Unified School District, Election 2007, GO, 5.25%, 8/1/41, Callable 8/1/21 @ 100, AGM (a)	270	281
Gold Oak Unified School District
Series A, GO, 5.38%, 8/1/28, Callable 8/1/19 @ 100, AGM	255	277
Series A, GO, 5.60%, 8/1/33, Callable 8/1/19 @ 100, AGM	590	634
		3,293
Colorado (1.9%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	350	368
Colorado State Health Facilities Authority Revenue, School Health Systems, Series A, 5.00%, 1/1/44, Callable 1/1/24 @ 100 (b)	750	741
State Springs Hospital Revenue, 4.00%, 12/15/15, AGM	500	538
		1,647
Connecticut (2.5%):
Connecticut State, Series C, GO, 5.00%, 6/1/18, Callable 6/1/16 @ 100, AGM (c)	2,000	2,210
Florida (18.4%):
Florida State Board of Education, Series A, GO, 5.00%, 6/1/20	10,000	11,973
Miami-Dade County Water & Sewer Revenue
Series A, 5.00%, 10/1/42, Callable 10/1/22 @ 100 (a)	1,000	1,014
Series B, 5.25%, 10/1/20, AGM	1,050	1,244
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,683
		15,914
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Georgia (3.4%):
Habersham County School District, GO, 5.00%, 4/1/21, Callable 4/1/16 @ 100, NATL-RE/State Aid Withholding	$2,655	$2,942
Illinois (1.2%):
Chicago Illinois, Series A, GO, 5.00%, 1/1/25, Callable 1/1/16 @ 100, AGM (a)	1,000	1,006
Indiana (7.0%):
Brownsburg 1999 School Building Corp. Revenue, First Mortgage, Series B, 5.00%, 1/15/19, AGM/State Aid Withholding (a)	1,000	1,075
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage, 4.50%, 1/15/17, AGM/State Aid Withholding	250	278
Franklin Township Multi-School Building Corp. Revenue, First Mortgage, 4.00%, 1/10/19, State Aid Withholding	1,000	1,120
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, AGM	1,500	1,582
MSD Warren Township Vision 2005 School Building Corp. Revenue, First Mortgage, 5.00%, 7/10/20, Callable 1/10/15 @ 100, NATL-RE/FGIC/State Aid Withholding	2,000	2,114
		6,169
Kansas (0.7%):
Wichita Hospital Revenue, VIA Christi Health System, Inc., 4.00%, 11/15/18, Prerefunded, ETM	500	568
Michigan (1.7%):
Comstock Park Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/30, Callable 5/1/21 @ 100, Q-SBLF (a)	200	208
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Callable 5/1/21 @ 100, Q-SBLF	1,250	1,306
		1,514
Minnesota (2.1%):
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, AGM	555	619
Minnesota Revenue, 4.00%, 6/1/16, AGM	325	354
Prior Lake Independent School District Number 719, School Building, Series B, GO, 5.00%, 2/1/20, Callable 2/1/15 @ 100, AGM/Student Credit Program (a)	800	843
		1,816
Missouri (1.8%):
Cass County Missouri Reorganized School District Number R-2 Raymore Peculiar, GO, 5.00%, 3/1/19, Callable 3/1/16 @ 100, State Aid Withholding (a)	1,400	1,535
Nevada (2.1%):
Reno Hospital Revenue, Renown Regional Medical Center, Inc., Series C, 5.00%, 6/1/16, AGM	1,675	1,836
New Jersey (1.6%):
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, AGM	1,300	1,406

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (4.3%):
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, AGM	$900	$974
State Dormitory Authority Revenues, Personal Income Tax
Series B, 3.25%, 2/15/17	1,335	1,450
Series F, 5.00%, 3/15/18, Callable 3/15/15 @ 100, AGM	1,250	1,325
		3,749
Ohio (4.9%):
Columbus Ohio, Series B, GO, 3.00%, 7/1/19	2,800	3,035
Delaware City School District, School Facilities Construction & Improvement, GO, 5.25%, 12/1/43, Callable 6/1/23 @ 100	1,000	1,039
Miami University, 3.25%, 9/1/34, Callable 9/1/22 @ 100 (a)	250	198
		4,272
Oregon (1.2%):
Oregon State, Seires L, GO, 5.00%, 11/1/38, Callable 11/1/23 @ 100 (b)	1,000	1,077
Pennsylvania (6.9%):
Easton Area School District, GO, 5.20%, 4/1/28, AGM/State Aid Withholding	500	546
Elizabeth Township Sanitation Authority Revenue, 6.30%, 12/15/38, Callable 6/15/14 @ 100, AGM	500	519
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100, Prerefunded, ETM	1,000	1,055
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East Series B, 5.50%, 11/15/24, Callable 11/15/14 @ 100, Prerefunded, ETM	100	105
Series B, 5.38%, 11/15/34, Callable 11/15/14 @ 100, Prerefunded, ETM	1,000	1,052
West Chester Area School District, Series A, GO, 5.00%, 5/15/20, Callable 11/15/15 @ 100, AGM/State Aid Withholding	2,500	2,736
		6,013
Texas (25.1%):
China Spring Independent School District, GO, 5.00%, 8/15/43, Callable 8/15/22 @ 100, PSF-GTD	1,000	1,053
Cypress-Fairbanks Independent School District
GO, 5.00%, 2/15/18, PSF-GTD	2,500	2,928
GO, 5.00%, 2/15/21, PSF-GTD	1,910	2,289
Denver City Independent School District, GO, 2.00%, 2/15/16, Callable 12/9/13 @ 100, PSF-GTD	580	581
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	968
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD	1,500	1,709
Garland Independent School District
GO, 5.00%, 2/15/24, Callable 2/15/24 @ 100, PSF-GTD (a)	60	64
GO, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD (a)	40	42
Series A, GO, 3.00%, 2/15/20, Callable 12/9/13 @ 100, PSF-GTD (a)	550	551
Garland Texas Independent School District, Series A, GO, 3.00%, 2/15/22, Callable 12/9/13 @ 100, PSF-GTD (a)	725	727
Grand Prairie Independent School District
GO, 4.00%, 2/15/20, PSF-GTD	1,275	1,442
GO, 5.00%, 2/15/21, PSF-GTD	1,285	1,532

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Humble Independent School District, Series B, GO, 5.00%, 2/15/19, PSF-GTD	$1,275	$1,513
Humble Independent School District, School Building, Series A, GO, 3.00%, 2/15/19, PSF-GTD	765	830
Laredo Community College District Revenue, 5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	725	760
Plano Independent School District, GO, 5.00%, 2/15/20, PSF-GTD	3,055	3,649
Spring Independent School District, GO, 3.00%, 8/15/19, PSF-GTD	1,000	1,084
		21,722
Washington (2.6%):
Snohomish County School District Number 15 Edmonds, GO, 5.00%, 12/1/19, Callable 6/1/16 @ 100, NATL-RE/FGIC/School Building Guaranty	2,000	2,233
Total Municipal Bonds (Cost $80,578)		85,513
Investment Companies (2.6%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (d)	2,256,646	2,257
Total Investment Companies (Cost $2,257)		2,257
Total Investments (Cost $82,835) — 101.1%		87,770
Liabilities in excess of other assets — (1.1)%		(966)
NET ASSETS — 100.00%		$86,804

(a)  Continuously callable with 30 days notice.

(b)  Security purchased on a when-issued basis.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate disclosed is the daily yield on 10/31/13.

AGM — Assured Guaranty Municipal Corporation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — Reinsurance provided by National Reinsurance

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified-School Board Loan

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.7%)
General Obligations (54.7%):
County, City & Special District (19.8%):
Cincinnati, Series A, 3.00%, 12/1/17	$105	$113
Columbus, Series A, 5.00%, 6/1/19	4,000	4,767
Greene County, 4.50%, 12/1/35, Callable 12/1/20 @ 100	560	569
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,259
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	798
Strongsville, 4.00%, 12/1/19	500	568
Summit County
Series R, 5.50%, 12/1/16, FGIC	535	614
Series R, 5.50%, 12/1/17, FGIC	930	1,098
Series R, 5.50%, 12/1/18, FGIC	1,095	1,322
Vandalia, 5.25%, 12/1/21, AMBAC (a)	1,305	1,372
Warren County Special Assessment, 6.55%, 12/1/14	205	210
		12,690
Hospitals, Nursing Homes & Health Care (1.6%):
Lucas County Hospital Revenue, Promedica Health Care, Series D, 5.00%, 11/15/29, Callable 11/15/21 @ 100	1,000	1,035
Public Improvements (6.6%):
Richland County, Correctional Facilities Improvement
5.00%, 12/1/16, AGM	185	208
5.88%, 12/1/24, Callable 12/1/18 @ 100, AGM	350	392
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,203
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, AGM	400	443
		4,246
Schools & Educational Services (25.5%):
Brooklyn City School District, 5.25%, 12/1/43, Callable 12/1/20 @ 100, AGM	2,000	2,047
Carey Exempted Village School District, 5.13%, 11/1/39, Callable 11/1/21 @ 100, Student Credit Program	350	356
Chillicothe City School District
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,309
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,666
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	886
Delaware City School District, 5.25%, 12/1/38, Callable 6/1/23 @ 100	1,240	1,300
Elida Local School District, School Facilities & Construction
3.50%, 12/1/15, AGM	955	1,011
4.75%, 12/1/21, AGM	1,455	1,155
4.95%, 12/1/23, AGM	1,455	1,047
Fairfield City School District, 7.45%, 12/1/14, FGIC	400	415
Hamilton City School District Improvements, Series A, 6.15%, 12/1/16, State Aid Withholding	600	699
Lima City School District, 6.00%, 12/1/22, AMBAC (a)	30	30
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	150	158
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, AGM	325	367
Ohio Schools, Series C, 5.00%, 9/15/19	1,500	1,788

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Southwest Licking Local School District, 5.00%, 12/1/21, Callable 12/1/15 @ 100, AMBAC	$1,000	$1,073
Sylvania City School District, School Improvement, 4.00%, 12/1/17, AGM (b)	1,040	977
		16,284
Utilities (Sewers, Telephone, Electric) (1.2%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	125	133
Greene County, Water Systems, 5.75%, 12/1/22, Callable 12/1/18 @ 100, ETM	500	611
		744
		34,999
Revenue Bonds (44.0%):
Hospitals, Nursing Homes & Health Care (11.7%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners
Series B, 4.13%, 9/1/20	1,200	1,323
Series B, 5.25%, 9/1/27, Callable 9/1/20 @ 100 (c)	2,500	2,681
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,538
Franklin County Hospital Revenue, The Children's Hospital Project, Series C, 5.00%, 5/1/16, FGIC (a)	1,335	1,415
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	524
		7,481
Housing (5.1%):
State Housing Finance Agency, Capital Fund Revenue, Series A, 5.00%, 4/1/27, Callable 4/1/17 @ 100, AGM	3,000	3,234
Public Improvements (3.1%):
Huber Heights General Income Tax Special Obligation, 4.75%, 12/1/38, Callable 12/1/21 @ 100, BAM (d)	2,000	1,960
Schools & Educational Services (21.6%):
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnati, 5.00%, 6/1/30, AGM (a)	1,260	1,321
Lorain County, Community College District General Receipts, 4.50%, 12/1/31, Ohio CCD Program (a)	500	507
State Higher Educational Facility Commission Revenue, Dayton University Project
Series A, 5.00%, 12/1/15	600	652
5.00%, 12/1/26, Callable 12/1/16 @ 100, BHAC-CR/AMBAC	500	539
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	421
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	336
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	644
University of Akron General Receipts, Series A, 5.00%, 1/1/19, AGM	1,000	1,165
University of General Receipts Athens, 5.00%, 12/1/29, Callable 6/1/22 @ 100 (a)	655	698
University of Toledo General Receipts Bonds
Series A, 3.50%, 6/1/16	2,260	2,410
4.00%, 6/1/20	200	218

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Westerville City School District Special Obligation, 3.00%, 12/1/16	$750	$797
Youngstown State University General Receipts
4.00%, 12/15/15, AGM	1,165	1,245
4.00%, 12/15/16, AGM	500	546
4.13%, 12/15/17, AGM	435	483
4.38%, 12/15/18, AGM	685	774
5.00%, 12/15/23, Callable 6/15/19 @ 100, AGM	1,000	1,089
		13,845
Utilities (Sewers, Telephone, Electric) (1.6%):
Hamilton County, Sewer System Revenue, Series A, 5.00%, 12/1/38, Callable 12/1/23 @ 100 (a)	1,000	1,054
Utilities-Water (0.9%):
Hamilton Wastewater System Revenue, 3.00%, 10/1/19, AGM	530	563
		28,137
Total Municipal Bonds (Cost $59,119)		63,136
Investment Companies (1.7%)
Federated Ohio Municipal Cash Trust, Institutional Shares, 0.01% (e)	1,117,943	1,118
Total Investment Companies (Cost $1,118)		1,118
Total Investments (Cost $60,237) — 100.4%		64,254
Liabilities in excess of other assets — (0.4)%		(255)
NET ASSETS — 100.00%		$63,999

(a)  Continuously callable with 30 days notice.

(b)  Rate represents the effective yield at purchase.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Security purchased on a when-issued basis.

(e)  Rate disclosed is the daily yield on 10/31/13.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual Assurance Co.

BHAC-CR — Berkshire Hathaway Assurance Corporation-Credit

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

MBIA — Municipal Bond Insurance Association

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $82,835 and $60,237)	$87,770		$64,254
Interest and dividends receivable	1,039		878
Receivable for capital shares issued	129		5
Receivable for investments sold	—		1,160
Receivable from Adviser	11		—
Prepaid expenses	16		11
Total Assets	88,965		66,308
LIABILITIES:
Payable for investments purchased	1,811		1,957
Payable for capital shares redeemed	262		280
Accrued expenses and other payables:
Investment advisory fees	41		30
Administration fees	10		9
Custodian fees	1		1
Transfer agent fees	6		5
Chief Compliance Officer fees	—	(a)	—	(a)
Trustees' fees	—	(a)	—	(a)
12b-1 fees	18		14
Other accrued expenses	12		13
Total Liabilities	2,161		2,309
NET ASSETS:
Capital	81,785		59,651
Accumulated undistributed net investment income	62		48
Accumulated net realized gains from investments	22		283
Net unrealized appreciation on investments	4,935		4,017
Net Assets	$86,804		$63,999
Net Assets
Class A Shares	$84,355		$63,999
Class Y Shares	2,449		—
Total	$86,804		$63,999
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	7,606		5,582
Class Y Shares	221		—
Total	7,827		5,582
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$11.09		$11.46
Class Y Shares	$11.09		$—
Maximum Sales Charge — Class A Shares	2.00%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.32		$11.69

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$3,315	$2,638
Dividend income	1	— (a)
Total Income	3,316	2,638
Expenses:
Investment advisory fees	662	403
Administration fees	148	96
Shareholder servicing fees — Class A Shares	239	140
12b-1 fees — Class A Shares	56	41
Custodian fees	12	7
Transfer agent fees	24	15
Transfer agent fees — Class A Shares	38	17
Transfer agent fees — Class Y Shares (b)	3	—
Trustees' fees	16	10
Chief Compliance Officer fees	3	2
Legal and audit fees	21	13
State registration and filing fees	32	17
Other expenses	29	2
Total Expenses	1,283	763
Expenses waived/reimbursed by Adviser	(107)	—
Net Expenses	1,176	763
Net Investment Income	2,140	1,875
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	20	281
Net change in unrealized appreciation/depreciation on investments	(3,944)	(2,881)
Net realized/unrealized losses on investments	(3,924)	(2,600)
Change in net assets resulting from operations	$(1,784)	$(725)

(a)  Rounds to less than $1.

(b)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$2,140	$2,448	$1,875	$2,092
Net realized gains from investment transactions	20	2,282	281	641
Net change in unrealized appreciation/ depreciation on investments	(3,944)	3,657	(2,881)	2,416
Change in net assets resulting from operations	(1,784)	8,387	(725)	5,149
Distributions to Shareholders:
From net investment income:
Class A Shares	(2,093)	(2,462)	(1,882)	(2,101)
Class Y Shares (a)	(51)	—	—	—
From net realized gains:
Class A Shares	(2,282)	(2,697)	(641)	(835)
Change in net assets resulting from distributions to shareholders	(4,426)	(5,159)	(2,523)	(2,936)
Change in net assets from capital transactions	(54,997)	(2,664)	(14,004)	(17,962)
Change in net assets	(61,207)	564	(17,252)	(15,749)
Net Assets:
Beginning of period	148,011	147,447	81,251	97,000
End of period	$86,804	$148,011	$63,999	$81,251
Accumulated undistributed net investment income	$62	$53	$48	$56

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$28,472	$45,376	$2,803	$3,266
Dividends reinvested	3,913	4,286	2,232	2,429
Cost of shares redeemed	(89,940)	(52,326)	(19,039)	(23,657)
Total Class A Shares	$(57,555)	$(2,664)	$(14,004)	$—
Class Y Shares (a)
Proceeds from shares issued	$3,792	$—	$—	$—
Cost of shares redeemed	(1,234)	—	—	—
Total Class Y Shares	$2,558	$—	$—	$—
Change in net assets from capital transactions	$(54,997)	$(2,664)	$(14,004)	$(17,962)
Share Transactions:
Class A Shares
Issued	2,505	3,937	238	275
Reinvested	346	375	191	205
Redeemed	(7,975)	(4,543)	(1,638)	(1,992)
Total Class A Shares	(5,124)	(231)	(1,209)	—
Class Y Shares (a)
Issued	332	—	—	—
Redeemed	(111)	—	—	—
Total Class Y Shares	221	—	—	—
Change in Shares	(4,903)	(231)	(1,209)	(1,512)

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.63	$11.38	$11.52	$11.26		$10.35
Investment Activities:
Net investment income	0.21	0.20	0.25	0.31		0.33
Net realized and unrealized gains (losses) on investments	(0.35)	0.46	0.07	0.43		0.91
Total from Investment Activities	(0.14)	0.66	0.32	0.74		1.24
Distributions:
Net investment income	(0.21)	(0.20)	(0.26)	(0.31)		(0.33)
Net realized gains from investments	(0.19)	(0.21)	(0.20)	(0.17)		—
Total Distributions	(0.40)	(0.41)	(0.46)	(0.48)		(0.33)
Net Asset Value, End of Period	$11.09	$11.63	$11.38	$11.52		$11.26
Total Return (excludes sales charge)	(1.22)%	5.86%	3.01%	6.75	%(a)	12.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$84,355	$148,011	$147,447	$142,979		$111,094
Ratio of net expenses to average net assets	0.98%	0.97%	0.98%	0.99%		1.00%
Ratio of net investment income to average net assets	1.77%	1.69%	2.27%	2.75%		3.06%
Ratio of gross expenses to average net assets (b)	1.06%	1.05%	1.05%	1.05%		1.03%
Ratio of net investment income to average net assets (b)	1.70%	1.61%	2.20%	2.69%		3.03%
Portfolio turnover (c)	36%	70%	133%	74%		114%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

National Municipal Bond Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.44
Investment Activities:
Net investment income	0.18
Net realized and unrealized losses on investments	(0.34)
Total from Investment Activities	(0.16)
Distributions:
Net investment income	(0.19)
Total Distributions	(0.19)
Net Asset Value, End of Period	$11.09
Total Return (b)	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,449
Ratio of net expenses to average net assets (c)	0.72%
Ratio of net investment income to average net assets (c)	2.10%
Ratio of gross expenses to average net assets (c) (d)	1.37%
Ratio of net investment income to average net assets (c) (d)	1.45%
Portfolio turnover (e)	36%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.96	$11.68	$12.00	$11.88		$11.18
Investment Activities:
Net investment income	0.30	0.28	0.32	0.37		0.39
Net realized and unrealized gains (losses) on investments	(0.40)	0.39	(0.16)	0.36		0.70
Total from Investment Activities	(0.10)	0.67	0.16	0.73		1.09
Distributions:
Net investment income	(0.30)	(0.28)	(0.33)	(0.38)		(0.39)
Net realized gains from investments	(0.10)	(0.11)	(0.15)	(0.23)		—
Total Distributions	(0.40)	(0.39)	(0.48)	(0.61)		(0.39)
Net Asset Value, End of Period	$11.46	$11.96	$11.68	$12.00		$11.88
Total Return (excludes sales charge)	(0.85)%	5.81%	1.44%	6.29	%(a)	9.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,999	$81,251	$97,000	$121,042		$118,595
Ratio of net expenses to average net assets	1.04%	1.07%	1.03%	1.01%		1.01%
Ratio of net investment income to average net assets	2.56%	2.35%	2.79%	3.09%		3.32%
Portfolio turnover	27%	28%	54%	53%		53%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.06% lower.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.0%)
Australia (6.0%):
Consumer Staples (1.2%)
Woolworths Ltd.	27,788	$916
Financials (2.6%)
Australia & New Zealand Banking Group Ltd.	51,276	1,638
Bank of Queensland Ltd.	34,716	396
		2,034
Materials (2.2%)
BHP Billiton Ltd.	50,063	1,771
		4,721
Belgium (3.1%):
Consumer Staples (1.4%)
Anheuser-Busch InBev NV	10,343	1,074
Financials (1.7%)
KBC Groep NV	24,826	1,349
		2,423
Brazil (0.7%):
Financials (0.7%)
Itau Unibanco Holding SA, ADR	34,048	525
China (1.5%):
Consumer Staples (0.9%)
Tsingtao Brewery Co. Ltd.- H	48,000	393
Wumart Stores, Inc., H Shares	204,000	340
		733
Health Care (0.6%)
Mindray Medical International Ltd., ADR	11,814	444
		1,177
Denmark (1.6%):
Health Care (1.6%)
Novo Nordisk A/S, Class B	7,717	1,286
Finland (1.7%):
Financials (0.9%)
Sampo Oyj	15,391	730
Industrials (0.8%)
Kone Oyj, Class B	6,561	579
		1,309
France (8.6%):
Consumer Discretionary (1.2%)
Valeo SA	9,074	898

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Energy (2.0%)
Total SA	26,097	$1,601
Financials (3.0%)
AXA SA	28,484	711
BNP Paribas SA	22,559	1,668
		2,379
Industrials (2.4%)
Thales SA	17,460	1,070
Schneider Electric SA	9,783	823
		1,893
		6,771
Germany (4.6%):
Consumer Discretionary (1.8%)
Continental AG	3,809	697
Daimler AG, Registered Shares	8,434	692
		1,389
Financials (1.9%)
Allianz SE	9,179	1,543
Information Technology (0.9%)
United Internet AG	17,224	680
		3,612
Hong Kong (3.9%):
Consumer Discretionary (0.7%)
Chow Tai Fook Jewellery Group Ltd.	309,200	511
Energy (1.0%)
CNOOC Ltd.	395,000	803
Financials (2.2%)
AIA Group Ltd. (b)	347,600	1,763
		3,077
India (0.7%):
Financials (0.5%)
Canara Bank Ltd.	95,334	399
Health Care (0.2%)
Wockhardt Ltd.	23,336	170
		569
Indonesia (1.6%):
Consumer Discretionary (0.8%)
Global MediaCom TBK PT	3,623,500	615
Financials (0.8%)
PT Bank Rakyat	905,000	633
		1,248

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Ireland (Republic of) (2.2%):
Energy (0.6%)
Dragon Oil PLC	52,046	$491
Financials (1.6%)
Bank of Ireland (c)	3,476,412	1,286
		1,777
Isle of Man (1.8%):
Information Technology (1.8%)
Playtech Ltd.	119,525	1,411
Japan (17.9%):
Consumer Discretionary (4.7%)
Aisin Seiki Co. Ltd.	16,200	659
Bridgestone Corp.	46,700	1,602
Fuji Heavy Industries Ltd.	23,000	629
Mazda Motor Corp. (c)	74,000	333
Suntory Beverage & Food Ltd. (c)	15,000	493
		3,716
Consumer Staples (3.5%)
Lawson, Inc.	13,977	1,122
ITO EN Ltd.	20,400	458
Japan Tobacco, Inc. (b)	32,500	1,178
		2,758
Financials (3.9%)
Daito Trust Construction Co. Ltd.	8,000	816
Sumitomo Mitsui Financial Group, Inc.	22,200	1,069
ORIX Corp.	41,400	713
The Dai-ichi Life Insurance Co. Ltd.	33,400	477
		3,075
Health Care (0.6%)
Alfresa Holdings Corp.	9,500	520
Industrials (3.7%)
Hitachi Ltd.	262,000	1,830
ITOCHU Corp.	45,100	543
Toto Ltd.	39,000	551
		2,924
Materials (0.8%)
Nippon Paint Co. Ltd.	38,000	638
Telecommunication Services (0.7%)
Softbank Corp.	7,300	545
		14,176
Netherlands (3.7%):
Consumer Staples (0.8%)
Koninklijke Ahold NV	35,014	667

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.8%)
ING Groep NV (c)	47,724	$607
Industrials (1.0%)
Koninklijke Philips NV	21,528	759
Materials (1.1%)
LyondellBasell Industries NV, Class A	11,478	856
		2,889
Republic of Korea (South) (0.8%):
Information Technology (0.8%)
Samsung Electronics Co. Ltd.	461	639
Singapore (1.4%):
Financials (1.4%)
DBS Group Holdings Ltd.	81,769	1,101
Spain (0.6%):
Financials (0.6%)
Caixabank SA	99,744	518
Sweden (6.5%):
Financials (1.8%)
Skandinaviska Enskilda Banken AB, Class A	50,780	614
Svenska Handelsbanken AB	18,521	840
		1,454
Industrials (2.0%)
SKF AB	28,417	753
Atlas Copco AB, A Shares	28,521	792
		1,545
Information Technology (1.0%)
Hexagon AB, B Shares	27,089	812
Materials (1.7%)
Svenska Cellulosa AB, B Shares	46,665	1,326
		5,137
Switzerland (5.8%):
Consumer Staples (2.1%)
Nestle SA	23,162	1,673
Health Care (0.7%)
Lonza Group AG — Registered	5,877	524
Materials (3.0%)
Syngenta AG	2,818	1,138
Givaudan SA — Registered	888	1,261
		2,399
		4,596

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Thailand (2.7%):
Consumer Staples (2.0%)
CP ALL Public Co. Ltd.	1,234,300	$1,555
Financials (0.7%)
Kasikornbank Public Co. Ltd.	91,357	556
		2,111
Turkey (0.5%):
Financials (0.5%)
Turkiye Halk Bankasi As	46,319	372
United Kingdom (15.9%):
Consumer Discretionary (4.4%)
Barratt Developments PLC	143,154	767
British Sky Broadcasting Group PLC	56,904	855
Compass Group PLC	79,180	1,139
William Hill PLC	117,374	754
		3,515
Consumer Staples (0.7%)
Unilever PLC	13,281	538
Financials (4.7%)
Legal & General Group PLC	371,177	1,291
Prudential PLC	49,450	1,012
Lloyds Banking Group PLC (c)	724,587	900
Monitise PLC (c)	553,759	494
		3,697
Industrials (3.4%)
AMEC PLC	49,781	939
Aggreko PLC	20,174	521
Rolls-Royce Holdings PLC	6,770,171	1,231
		2,691
Information Technology (1.0%)
Arm Holdings PLC	49,235	773
Materials (0.9%)
Antofagasta PLC	55,410	762
Telecommunication Services (0.8%)
Jazztel PLC (c)	55,743	611
		12,587
United States (1.2%):
Health Care (1.2%)
Celgene Corp. (c)	6,388	949
Total Common Stocks (Cost $59,678)		74,981

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Fair Value(a)
Cash Equivalents (4.1%)
United States (4.1%):
Citibank Money Market Deposit Account, 0.02% (d)	$3,232	$3,232
Total Cash Equivalents (Cost $3,232)		3,232
Total Investments (Cost $62,910) — 99.1%		78,213
Other assets in excess of liabilities — 0.9%		750
NET ASSETS — 100.00%		$78,963

(a)  All securities, except those traded on exchanges in the United States (including ADRs) and Brazil, were fair valued at October 31, 2013.

(b)  Rate 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Select Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (96.8%)
Belgium (4.9%):
Consumer Staples (2.2%)
Anheuser-Busch InBev NV	16,862	$1,750
Financials (2.7%)
KBC Groep NV	39,346	2,139
		3,889
Denmark (2.1%):
Health Care (2.1%)
Novo Nordisk A/S, Class B	9,945	1,657
Finland (4.1%):
Financials (2.2%)
Sampo Oyj	36,462	1,729
Industrials (1.9%)
Kone Oyj, Class B	17,330	1,529
		3,258
France (9.5%):
Consumer Discretionary (3.0%)
Valeo SA	23,628	2,339
Financials (4.4%)
AXA SA	61,897	1,546
BNP Paribas SA	26,125	1,931
		3,477
Industrials (2.1%)
Schneider Electric SA	20,007	1,682
		7,498
Germany (4.2%):
Financials (2.5%)
Allianz SE	12,023	2,022
Information Technology (1.7%)
United Internet AG	33,251	1,313
		3,335
Hong Kong (6.1%):
Energy (2.7%)
CNOOC Ltd.	1,056,667	2,148
Financials (3.4%)
AIA Group Ltd. (b)	531,800	2,696
		4,844
India (0.3%):
Health Care (0.3%)
Wockhardt Ltd.	36,834	268

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Indonesia (1.7%):
Financials (1.7%)
PT Bank Rakyat	1,904,000	$1,332
Isle of Man (3.0%):
Information Technology (3.0%)
Playtech Ltd.	197,946	2,337
Japan (14.4%):
Consumer Discretionary (3.1%)
Bridgestone Corp.	71,500	2,453
Consumer Staples (3.4%)
Japan Tobacco, Inc. (b)	73,900	2,678
Financials (1.7%)
ORIX Corp.	78,800	1,356
Industrials (3.3%)
Hitachi Ltd.	368,000	2,571
Materials (2.9%)
Nippon Paint Co. Ltd.	137,000	2,301
		11,359
Netherlands (1.9%):
Materials (1.9%)
LyondellBasell Industries NV, Class A	20,209	1,508
Singapore (3.1%):
Financials (3.1%)
DBS Group Holdings Ltd.	182,477	2,457
Sweden (4.2%):
Industrials (1.8%)
Atlas Copco AB, A Shares	50,015	1,389
Materials (2.4%)
Svenska Cellulosa AB, B Shares	67,018	1,904
		3,293
Switzerland (8.2%):
Consumer Staples (2.9%)
Nestle SA	32,129	2,321
Materials (5.3%)
Syngenta AG	4,303	1,737
Givaudan SA — Registered	1,713	2,434
		4,171
		6,492
Thailand (3.2%):
Consumer Staples (3.2%)
CP ALL Public Co. Ltd.	2,002,900	2,523

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
United Kingdom (23.0%):
Consumer Discretionary (3.2%)
Compass Group PLC	174,645	$2,511
Financials (8.6%)
Legal & General Group PLC	821,235	2,857
Prudential PLC	63,700	1,303
Lloyds Banking Group PLC (c)	1,505,558	1,871
Monitise PLC (c)	848,896	757
		6,788
Industrials (4.5%)
AMEC PLC	86,612	1,634
Rolls-Royce Holdings PLC	8,461,776	1,907
		3,541
Information Technology (1.8%)
Arm Holdings PLC	93,275	1,464
Materials (3.3%)
Antofagasta PLC	187,047	2,574
Telecommunication Services (1.6%)
Jazztel PLC (c)	112,365	1,232
		18,110
United States (2.9%):
Health Care (2.9%)
Celgene Corp. (c)	15,488	2,300
Total Common Stocks (Cost $62,742)		76,460
Cash Equivalents (3.0%)
United States (3.0%):
Citibank Money Market Deposit Account, 0.02% (d)	$2,341	2,341
Total Cash Equivalents (Cost $2,341)		2,341
Total Investments (Cost $65,083) — 99.8%		78,801
Other assets in excess of liabilities — 0.2%		137
NET ASSETS — 100.00%		$78,938

(a)  All securities, except those traded on exchanges in the United States (including ADRs), were fair valued at October 31, 2013.

(b)  Rate 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on 10/31/13.

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Global Equity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (98.6%)
Belgium (2.1%):
Consumer Staples (0.7%)
Anheuser-Busch InBev NV	725	$75
Financials (1.4%)
KBC Groep NV	2,620	143
		218
China (0.4%):
Health Care (0.4%)
Mindray Medical International Ltd., ADR	1,182	45
Denmark (1.3%):
Health Care (1.3%)
Novo Nordisk A/S, Class B	806	134
Finland (1.8%):
Financials (0.9%)
Sampo Oyj	1,940	92
Industrials (0.9%)
Kone Oyj, Class B	982	87
		179
France (2.9%):
Consumer Discretionary (1.1%)
Valeo SA	1,095	108
Financials (1.2%)
AXA SA	4,790	120
Industrials (0.6%)
Schneider Electric SA	746	63
		291
Germany (1.8%):
Financials (1.2%)
Allianz SE	687	115
Information Technology (0.6%)
United Internet AG	1,592	63
		178
Hong Kong (3.0%):
Energy (1.2%)
CNOOC Ltd.	57,000	116
Financials (1.8%)
AIA Group Ltd. (b)	36,800	186
		302

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Indonesia (1.3%):
Consumer Discretionary (0.6%)
Global MediaCom TBK PT	377,000	$64
Financials (0.7%)
PT Bank Rakyat	94,500	66
		130
Ireland (Republic of) (1.3%):
Energy (0.4%)
Dragon Oil PLC	4,669	44
Financials (0.9%)
Bank of Ireland (c)	247,047	91
		135
Isle of Man (1.8%):
Information Technology (1.8%)
Playtech Ltd.	15,124	179
Japan (9.1%):
Consumer Discretionary (2.5%)
Bridgestone Corp.	5,200	178
Fuji Heavy Industries Ltd.	3,000	82
		260
Consumer Staples (1.7%)
ITO EN Ltd.	2,400	54
Japan Tobacco, Inc. (b)	3,400	123
		177
Financials (1.3%)
Sumitomo Mitsui Financial Group, Inc.	1,700	82
ORIX Corp.	2,800	48
		130
Health Care (0.5%)
Alfresa Holdings Corp.	900	49
Industrials (1.9%)
Hitachi Ltd.	27,000	189
Materials (1.2%)
Nippon Paint Co. Ltd.	7,000	118
		923
Netherlands (0.6%):
Industrials (0.6%)
Koninklijke Philips NV	1,737	61
Singapore (0.7%):
Financials (0.7%)
DBS Group Holdings Ltd.	5,196	70

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Sweden (2.8%):
Financials (0.8%)
Svenska Handelsbanken AB	1,751	$79
Industrials (0.5%)
Atlas Copco AB, A Shares	2,062	57
Materials (1.5%)
Svenska Cellulosa AB, B Shares	5,341	152
		288
Switzerland (5.7%):
Consumer Staples (1.0%)
Nestle SA	1,436	104
Health Care (1.0%)
Lonza Group AG — Registered	1,132	101
Industrials (1.1%)
TE Connectivity Ltd.	2,183	112
Materials (2.6%)
Syngenta AG	230	93
Givaudan SA — Registered	116	165
		258
		575
Thailand (2.0%):
Consumer Staples (2.0%)
CP ALL Public Co. Ltd.	159,800	201
United Kingdom (13.5%):
Consumer Discretionary (1.9%)
Barratt Developments PLC	9,495	51
Compass Group PLC	5,847	84
Delphi Automotive PLC	1,068	61
		196
Consumer Staples (1.0%)
Unilever PLC	2,566	104
Financials (4.2%)
Legal & General Group PLC	47,412	165
Prudential PLC	4,149	85
Lloyds Banking Group PLC (c)	102,362	127
Monitise PLC (c)	54,353	48
		425
Industrials (2.8%)
AMEC PLC	4,195	79
Aggreko PLC	2,578	67
Rolls-Royce Holdings PLC	594,529	135
		281

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.2%)
Arm Holdings PLC	7,987	125
Materials (1.6%)
Antofagasta PLC	11,764	162
Telecommunication Services (0.8%)
Jazztel PLC (c)	7,181	79
		1,372
United States (46.5%):
Consumer Discretionary (10.4%)
Costco Wholesale Corp.	1,289	152
The Walt Disney Co.	2,540	174
Dunkin' Brands Group, Inc.	2,269	108
Hanesbrands, Inc.	2,289	156
The Home Depot, Inc.	2,049	160
Macy's, Inc.	1,255	58
PetSmart, Inc.	924	67
TJX Cos., Inc.	1,340	82
Viacom, Inc., Class B	1,193	99
		1,056
Consumer Staples (4.2%)
Casey's General Stores, Inc.	966	71
Mead Johnson Nutrition Co.	1,359	111
Walgreen Co.	1,304	77
Whole Foods Market, Inc.	2,745	173
		432
Energy (3.1%)
Chevron Corp.	1,429	171
Valero Energy Corp.	3,442	142
		313
Financials (7.6%)
Berkshire Hathaway, Inc., Class B (c)	1,737	200
Citigroup, Inc.	2,931	143
Discover Financial Services	3,349	173
Fifth Third Bancorp	7,085	135
MetLife, Inc.	2,646	125
		776
Health Care (8.0%)
Celgene Corp. (c)	1,171	174
Cerner Corp. (c)	2,930	164
Envision Healthcare Holdings, Inc. (c)	4,257	124
Express Scripts Holding Co. (c)	1,868	117
McKesson Corp.	761	119
Premier, Inc., Class A (c)	3,619	111
		809
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Industrials (6.9%)
Alaska Air Group, Inc.	1,314	$93
General Dynamics Corp.	754	65
General Electric Co.	3,959	104
IDEX Corp.	1,164	81
Lear Corp.	1,401	108
Trinity Industries	1,488	75
Union Pacific Corp.	1,148	174
		700
Information Technology (4.1%)
Apple, Inc.	477	249
MasterCard, Inc., Class A	230	165
		414
Materials (2.2%)
Packaging Corp. of America	1,422	89
Westlake Chemical Corp.	1,239	133
		222
		4,722
Total Common Stocks (Cost $8,268)		10,003
Cash Equivalents (1.8%)
United States (1.8%):
Citibank Money Market Deposit Account, 0.02% (d)	$187	187
Total Cash Equivalents (Cost $187)		187
Total Investments (Cost $8,455) — 100.4%		10,190
Liabilities in excess of other assets — (0.4)%		(44)
NET ASSETS — 100.00%		$10,146

(a)  All securities, except those traded on exchanges in the United States (including ADRs), were fair valued at October 31, 2013.

(b)  Rate 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

	International Fund		International Select Fund		Global Equity Fund
ASSETS:
Investments, at value (Cost $62,910, $65,083 and $8,455)	$78,213		$78,801		$10,190
Foreign currency, at value (Cost $32, $16 and $3)	32		16		3
Unrealized appreciation on foreign currency spot contracts	3		—		—
Interest and dividends receivable	129		103		8
Receivable for investments sold	1,429		33		4
Reclaims receivable	99		93		4
Receivable from Adviser	14		13		16
Prepaid expenses	29		29		12
Total Assets	79,948		79,088		10,237
LIABILITIES:
Payable for investments purchased	862		36		70
Foreign taxes accrued	36		34		3
Accrued expenses and other payables:
Investment advisory fees	53		53		7
Administration fees	9		9		2
Custodian fees	7		4		3
Transfer agent fees	2		1		—	(a)
Chief Compliance Officer fees	—	(a)	—	(a)	—
Trustees' fees	—	(a)	—	(a)	—	(a)
12b-1 fees	1		1		3
Other accrued expenses	15		12		3
Total Liabilities	985		150		91
NET ASSETS:
Capital	56,162		56,507		7,382
Accumulated undistributed net investment income	861		725		36
Accumulated net realized gains from investments and foreign currency transactions	6,683		8,020		996
Net unrealized appreciation on investments and foreign currency transactions	15,257		13,686		1,732
Net Assets	$78,963		$78,938		$10,146
Net Assets
Class A Shares	$943		$763		$3,387
Class C Shares	943		1,001		2,378
Class R Shares	283		284		350
Class I Shares	75,830		75,921		4,031
Class Y Shares	964		969		—
Total	$78,963		$78,938		$10,146
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	61		50		237
Class C Shares	60		67		167
Class R Shares	18		19		24
Class I Shares	4,764		4,898		281
Class Y Shares	61		63		—
Total	4,964		5,097		709
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$15.76		$15.34		$14.34
Class C Shares (c)	$15.59		$15.13		$14.23
Class R Shares	$15.72		$15.30		$14.32
Class I Shares	$15.92		$15.50		$14.38
Class Y Shares	$15.77		$15.36		$—
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$16.72		$16.28		$15.21

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
Investment Income:
Dividend income	$2,080		$1,948		$180
Foreign tax withholding	(251)		(233)		(14)
Total Income	1,829		1,715		166
Expenses:
Investment advisory fees	561		563		66
Administration fees	94		93		27
Shareholder servicing fees — Class A Shares	1		1		6
12b-1 fees — Class A Shares	1		—		2
12b-1 fees — Class C Shares	8		8		22
12b-1 fees — Class R Shares (a)	1		1		1
Custodian fees	26		22		10
Transfer agent fees	14		14		2
Transfer agent fees — Class A Shares	—	(b)	—	(b)	—	(b)
Transfer agent fees — Class C Shares	—	(b)	—	(b)	—	(b)
Transfer agent fees — Class R Shares (a)	—	(b)	—	(b)	—	(b)
Transfer agent fees — Class I Shares	8		7		—	(b)
Trustees' fees	9		9		1
Chief Compliance Officer fees	2		1		—	(b)
Legal and audit fees	20		19		2
State registration and filing fees	67		67		44
Other expenses	13		11		6
Total Expenses	825		816		189
Expenses waived/reimbursed by Adviser	(45)		(44)		(63)
Net Expenses	780		772		126
Net Investment Income	1,049		943		40
Realized/Unrealized Gains (Losses) from Investment Transactions and Foreign Currency Transactions:
Net realized gains from investment transactions	7,161		8,124		1,009
Net realized losses from foreign currency transactions	(111)		(112)		(4)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	5,387		4,340		678
Net realized/unrealized gains on investments	12,437		12,352		1,683
Change in net assets resulting from operations	$13,486		$13,295		$1,723

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$1,049	$1,386	$943	$1,321	$40	$60
Net realized gains from investment transactions and foreign currency transactions	7,050	515	8,012	732	1,005	168
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	5,387	4,246	4,340	5,001	678	542
Change in net assets resulting from operations	13,486	6,147	13,295	7,054	1,723	770
Distributions to Shareholders:
From net investment income:
Class A Shares	(8)	(49)	(6)	(9)	(23)	(25)
Class C Shares	(5)	(6)	(4)	(5)	(2)	(5)
Class I Shares	(1,099)	(1,342)	(1,000)	(1,214)	(26)	(27)
Class Y Shares (a)	(18)	—	(16)	—	—	—
From net realized gains:
Class A Shares	(4)	(141)	(3)	(33)	(22)	—
Class C Shares	(5)	(34)	(4)	(37)	(16)	—
Class I Shares	(474)	(3,498)	(417)	(3,830)	(19)	—
Class Y Shares (a)	(8)	—	(7)	—	—	—
Change in net assets resulting from distributions to shareholders	(1,621)	(5,070)	(1,457)	(5,128)	(108)	(57)
Change in net assets from capital transactions	2,328	(2,140)	2,445	160	1,228	255
Change in net assets	14,193	(1,063)	14,283	2,086	2,843	968
Net Assets:
Beginning of period	64,770	65,833	64,655	62,569	7,303	6,335
End of period	$78,963	$64,770	$78,938	$64,655	$10,146	$7,303
Accumulated undistributed net investment income	$861	$1,019	$725	$910	$36	$40

(a)  Class Y Shares of International Fund and International Select Fund commenced operations on March 7, 2012.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$445	$1,222	$212	$4	$66	$115
Dividends reinvested	12	190	9	42	45	25
Cost of shares redeemed	(27)	(3,438)	(154)	(11)	(116)	(11)
Total Class A Shares	$430	$(2,026)	$67	$35	$(5)	$129
Class C Shares
Proceeds from shares issued	$194	$13	$218	$—	$16	$26
Dividends reinvested	10	40	8	42	18	5
Cost of shares redeemed	(38)	—	—	—	(100)	—
Total Class C Shares	$166	$53	$226	$42	$(66)	$31
Class R Shares (a)
Proceeds from shares issued	$250	$—	$250	$—	$300	$—
Total Class R Shares	$250	$—	$250	$—	$300	$—
Class I Shares
Proceeds from shares issued	$1,258	$3,251	$1,842	$220	$1,071	$71
Dividends reinvested	1,573	4,838	1,417	5,043	45	27
Cost of shares redeemed	(1,125)	(9,256)	(1,130)	(6,180)	(117)	(3)
Total Class I Shares	$1,706	$(1,167)	$2,129	$(917)	$999	$95
Class Y Shares (b)
Proceeds from shares issued	$—	$1,000	$—	$1,000	$—	$—
Dividends reinvested	26	—	23	—	—	—
Cost of shares redeemed	(250)	—	(250)	—	—	—
Total Class Y Shares	$(224)	$1,000	$(227)	$1,000	$—	$—
Change in net assets from capital transactions	$2,328	$(2,140)	$2,445	$160	$1,228	$255
Share Transactions:
Class A Shares
Issued	32	99	16	— (c)	5	11
Reinvested	1	16	1	4	4	2
Redeemed	(2)	(265)	(12)	(1)	(9)	(1)
Total Class A Shares	31	(150)	5	3	— (c)	12
Class C Shares
Issued	13	1	16	—	1	2
Reinvested	1	3	1	4	2	— (c)
Redeemed	(2)	—	—	—	(8)	—
Total Class C Shares	12	4	17	4	(5)	2
Class R Shares (a)
Issued	18	—	19	—	24	—
Total Class R Shares	18	—	19	—	24	—
Class I Shares
Issued	87	248	130	17	80	6
Reinvested	115	407	106	440	4	3
Redeemed	(82)	(716)	(84)	(484)	(9)	— (c)
Total Class I Shares	120	(61)	152	(27)	75	9
Class Y Shares (b)
Issued	—	77	—	80	—	—
Reinvested	2	—	2	—	—	—
Redeemed	(18)	—	(19)	—	—	—
Total Class Y Shares	(16)	77	(17)	80	—	—
Change in Shares	165	(130)	176	60	94	23

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Class Y Shares of the International Fund and International Select Fund commenced operations on March 7, 2012.

(c)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.36	$13.24	$15.17	$13.39	$10.00
Investment Activities:
Net investment income	0.08	0.16 (b)	0.17	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.61	0.98	(1.07)	2.09	3.30
Total from Investment Activities	2.69	1.14	(0.90)	2.18	3.39
Distributions:
Net investment income	(0.19)	(0.26)	(0.11)	(0.11)	—
Net realized gains from investments	(0.10)	(0.76)	(0.92)	(0.29)	—
Total Distributions	(0.29)	(1.02)	(1.03)	(0.40)	—
Net Asset Value, End of Period	$15.76	$13.36	$13.24	$15.17	$13.39
Total Return (excludes sales charge) (c)	20.47%	9.59%	(6.62)%	16.65%	33.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$943	$392	$2,380	$1,546	$626
Ratio of net expenses to average net assets (d)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (d)	1.08%	1.29%	1.45%	0.66%	1.01%
Ratio of gross expenses to average net assets (d) (e)	2.88%	3.41%	1.90%	2.69%	5.11%
Ratio of net investment income (loss) to average net assets (d) (e)	(0.40)%	(0.72)%	0.95%	(0.63)%	(2.70)%
Portfolio turnover (c) (f)	100%	94%	102%	120%	155%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.24	$13.10	$15.02	$13.30	$10.00
Investment Activities:
Net investment income	0.01	0.14	0.09	0.02	0.05
Net realized and unrealized gains (losses) on investments	2.55	0.91	(1.09)	2.04	3.25
Total from Investment Activities	2.56	1.05	(1.00)	2.06	3.30
Distributions:
Net investment income	(0.11)	(0.15)	— (b)	(0.05)	—
Net realized gains from investments	(0.10)	(0.76)	(0.92)	(0.29)	—
Total Distributions	(0.21)	(0.91)	(0.92)	(0.34)	—
Net Asset Value, End of Period	$15.59	$13.24	$13.10	$15.02	$13.30
Total Return (excludes contingent deferred sales charge) (c)	19.56%	8.82%	(7.34)%	15.75%	33.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$943	$647	$582	$626	$536
Ratio of net expenses to average net assets (d)	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income to average net assets (d)	0.29%	1.13%	0.64%	0.10%	0.44%
Ratio of gross expenses to average net assets (d) (e)	3.47%	4.14%	3.75%	4.26%	6.08%
Ratio of net investment loss to average net assets (d) (e)	(1.03)%	(0.86)%	(0.96)%	(2.01)%	(3.49)%
Portfolio turnover (c) (f)	100%	94%	102%	120%	155%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Fund
Class R Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$13.89
Investment Activities:
Net investment income	0.13
Net realized and unrealized gains on investments	1.70
Total from Investment Activities	1.83
Distributions:
Net investment income	—
Total Distributions	—
Net Asset Value, End of Period	$15.72
Total Return (b)	13.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$283
Ratio of net expenses to average net assets (c)	1.70%
Ratio of net investment income to average net assets (c)	1.33%
Ratio of gross expenses to average net assets (c) (d)	7.09%
Ratio of net investment loss to average net assets (c) (d)	(4.06)%
Portfolio turnover (e)	100%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.50	$13.36	$15.28	$13.42	$10.00
Investment Activities:
Net investment income	0.19	0.30	0.25	0.15	0.15
Net realized and unrealized gains (losses) on investments	2.57	0.89	(1.11)	2.08	3.27
Total from Investment Activities	2.76	1.19	(0.86)	2.23	3.42
Distributions:
Net investment income	(0.24)	(0.29)	(0.14)	(0.08)	—
Net realized gains from investments	(0.10)	(0.76)	(0.92)	(0.29)	—
Total Distributions	(0.34)	(1.05)	(1.06)	(0.37)	—
Net Asset Value, End of Period	$15.92	$13.50	$13.36	$15.28	$13.42
Total Return (b)	20.85%	9.94%	(6.36)%	16.98%	34.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$75,830	$62,697	$62,871	$63,680	$53,823
Ratio of net expenses to average net assets (c)	1.09%	1.09%	1.10%	1.13%	1.15%
Ratio of net investment income to average net assets (c)	1.35%	2.20%	1.69%	1.13%	1.65%
Ratio of gross expenses to average net assets (c) (d)	1.09%	1.09%	1.10%	1.13%	1.28%
Ratio of net investment income to average net assets (c) (d)	1.35%	2.20%	1.69%	1.13%	1.52%
Portfolio turnover (b) (e)	100%	94%	102%	120%	155%

(a)  Class I Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class Y Shares
	Year Ended October 31, 2013	Period Ended October 31, 2012(a)
Net Asset Value, Beginning of Period	$13.38	$12.95
Investment Activities:
Net investment income	0.16	0.21
Net realized and unrealized gains on investments	2.56	0.22
Total from Investment Activities	2.72	0.43
Distributions:
Net investment income	(0.23)	—
Net realized gains from investments	(0.10)	—
Total Distributions	(0.33)	—
Net Asset Value, End of Period	$15.77	$13.38
Total Return (b)	20.78%	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$964	$1,034
Ratio of net expenses to average net assets (c)	1.15%	1.15%
Ratio of net investment income to average net assets (c)	1.20%	2.52%
Ratio of gross expenses to average net assets (c) (d)	2.73%	2.12%
Ratio of net investment income (loss) to average net assets (c) (d)	(0.38)%	1.55%
Portfolio turnover (b) (e)	100%	94%

(a)  Class Y Shares commenced operations on March 7, 2012.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.01	$12.75	$14.83	$13.15	$10.00
Investment Activities:
Net investment income	0.14	0.22	0.15	0.10	0.09
Net realized and unrealized gains (losses) on investments	2.44	1.05	(1.40)	2.14	3.06
Total from Investment Activities	2.58	1.27	(1.25)	2.24	3.15
Distributions:
Net investment income	(0.16)	(0.21)	(0.08)	(0.07)	—
Net realized gains from investments	(0.09)	(0.80)	(0.75)	(0.49)	—
Total Distributions	(0.25)	(1.01)	(0.83)	(0.56)	—
Net Asset Value, End of Period	$15.34	$13.01	$12.75	$14.83	$13.15
Total Return (excludes sales charge) (b)	20.13%	11.11%	(9.12)%	17.58%	31.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$763	$585	$535	$523	$427
Ratio of net expenses to average net assets (c)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (c)	0.90%	1.82%	1.17%	0.73%	0.88%
Ratio of gross expenses to average net assets (c) (d)	2.96%	3.57%	3.05%	3.98%	5.79%
Ratio of net investment loss to average net assets (c) (d)	(0.66)%	(0.35)%	(0.48)%	(1.85)%	(3.51)%
Portfolio turnover (b) (e)	128%	99%	127%	130%	213%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$12.85	$12.59	$14.69	$13.06	$10.00
Investment Activities:
Net investment income (loss)	(0.01)	0.12	0.06	—	0.01
Net realized and unrealized gains (losses) on investments	2.46	1.05	(1.41)	2.12	3.05
Total from Investment Activities	2.45	1.17	(1.35)	2.12	3.06
Distributions:
Net investment income	(0.08)	(0.11)	—	—	—
Net realized gains from investments	(0.09)	(0.80)	(0.75)	(0.49)	—
Total Distributions	(0.17)	(0.91)	(0.75)	(0.49)	—
Net Asset Value, End of Period	$15.13	$12.85	$12.59	$14.69	$13.06
Total Return (excludes contingent deferred sales charge) (b)	19.24%	10.32%	(9.83)%	16.68%	30.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,001	$635	$575	$638	$522
Ratio of net expenses to average net assets (c)	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (c)	0.14%	1.07%	0.42%	(0.01)%	0.11%
Ratio of gross expenses to average net assets (c) (d)	3.35%	4.14%	3.72%	4.17%	6.04%
Ratio of net investment loss to average net assets (c) (d)	(1.06)%	(0.92)%	(1.15)%	(2.03)%	(3.78)%
Portfolio turnover (b) (e)	128%	99%	127%	130%	213%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Select Fund
Class R Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$13.47
Investment Activities:
Net investment income	0.10
Net realized and unrealized gains on investments	1.73
Total from Investment Activities	1.83
Distributions:
Net investment income	—
Total Distributions	—
Net Asset Value, End of Period	$15.30
Total Return (b)	13.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$284
Ratio of net expenses to average net assets (c)	1.69%
Ratio of net investment income to average net assets (c)	1.03%
Ratio of gross expenses to average net assets (c) (d)	7.06%
Ratio of net investment loss to average net assets (c) (d)	(4.34)%
Portfolio turnover (e)	128%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.14	$12.88	$14.96	$13.18	$10.00
Investment Activities:
Net investment income	0.17	0.26	0.22	0.13	0.12
Net realized and unrealized gains (losses) on investments	2.49	1.05	(1.44)	2.16	3.06
Total from Investment Activities	2.66	1.31	(1.22)	2.29	3.18
Distributions:
Net investment income	(0.21)	(0.25)	(0.11)	(0.02)	—
Net realized gains from investments	(0.09)	(0.80)	(0.75)	(0.49)	—
Total Distributions	(0.30)	(1.05)	(0.86)	(0.51)	—
Net Asset Value, End of Period	$15.50	$13.14	$12.88	$14.96	$13.18
Total Return (b)	20.60%	11.43%	(8.85)%	17.91%	31.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$75,921	$62,394	$61,459	$63,470	$53,810
Ratio of net expenses to average net assets (c)	1.08%	1.06%	1.08%	1.11%	1.15%
Ratio of net investment income to average net assets (c)	1.20%	2.14%	1.50%	1.03%	1.31%
Ratio of gross expenses to average net assets (c) (d)	1.08%	1.06%	1.08%	1.11%	1.25%
Ratio of net investment income to average net assets (c) (d)	1.20%	2.14%	1.50%	1.03%	1.21%
Portfolio turnover (b) (e)	128%	99%	127%	130%	213%

(a)  Class I Shares commenced operations on November 25, 2008.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class Y Shares
	Year Ended October 31, 2013	Period Ended October 31, 2012(a)
Net Asset Value, Beginning of Period	$13.03	$12.52
Investment Activities:
Net investment income	0.15	0.20
Net realized and unrealized gains on investments	2.47	0.31
Total from Investment Activities	2.62	0.51
Distributions:
Net investment income	(0.20)	—
Net realized gains from investments	(0.09)	—
Total Distributions	(0.29)	—
Net Asset Value, End of Period	$15.36	$13.03
Total Return (b)	20.48%	4.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$969	$1,041
Ratio of net expenses to average net assets (c)	1.15%	1.15%
Ratio of net investment income to average net assets (c)	1.04%	2.45%
Ratio of gross expenses to average net assets (c) (d)	2.70%	2.08%
Ratio of net investment income (loss) to average net assets (c) (d)	(0.51)%	1.52%
Portfolio turnover (b) (e)	128%	99%

(a)  Class Y Shares commenced operations on March 7, 2012.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$11.89	$10.72	$10.97	$10.00
Investment Activities:
Net investment income	0.07	0.11	0.08	0.03
Net realized and unrealized gains (losses) on investments	2.57	1.17	(0.09)	0.94
Total from Investment Activities	2.64	1.28	(0.01)	0.97
Distributions:
Net investment income	(0.10)	(0.11)	(0.24)	—
Net realized gains from investments	(0.09)	—	—	—
Total Distributions	(0.19)	(0.11)	(0.24)	—
Net Asset Value, End of Period	$14.34	$11.89	$10.72	$10.97
Total Return (excludes sales charge) (b)	22.53%	12.06%	(0.24)%	9.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,387	$2,815	$2,410	$1,840
Ratio of net expenses to average net assets (c)	1.40%	1.40%	1.40%	1.39%
Ratio of net investment income to average net assets (c)	0.56%	1.00%	0.85%	0.43%
Ratio of gross expenses to average net assets (c) (d)	2.01%	2.32%	2.70%	5.81%
Ratio of net investment income (loss) to average net assets (c) (d)	(0.05)%	0.08%	(0.45)%	(3.99)%
Portfolio turnover (b) (e)	119%	90%	87%	80%

(a)  Class A Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$11.81	$10.64	$10.92	$10.00
Investment Activities:
Net investment income (loss)	(0.02)	0.03	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	2.54	1.17	(0.12)	0.94
Total from Investment Activities	2.52	1.20	(0.10)	0.92
Distributions:
Net investment income	(0.01)	(0.03)	(0.18)	—
Net realized gains from investments	(0.09)	—	—	—
Total Distributions	(0.10)	(0.03)	(0.18)	—
Net Asset Value, End of Period	$14.23	$11.81	$10.64	$10.92
Total Return (excludes contingent deferred sales charge) (b)	21.55%	11.32%	(1.04)%	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,378	$2,036	$1,805	$1,819
Ratio of net expenses to average net assets (c)	2.15%	2.15%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets (c)	(0.19)%	0.27%	0.11%	(0.32)%
Ratio of gross expenses to average net assets (c) (d)	2.93%	3.18%	3.39%	6.56%
Ratio of net investment loss to average net assets (c) (d)	(0.97)%	(0.76)%	(1.13)%	(4.74)%
Portfolio turnover (b) (e)	119%	90%	87%	80%

(a)  Class C Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Global Equity Fund
Class R Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.29
Investment Activities:
Net investment income	0.04
Net realized and unrealized gains on investments	1.99
Total from Investment Activities	2.03
Distributions:
Net investment income	—
Total Distributions	—
Net Asset Value, End of Period	$14.32
Total Return (b)	16.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$350
Ratio of net expenses to average net assets (c)	1.67%
Ratio of net investment income to average net assets (c)	0.45%
Ratio of gross expenses to average net assets (c) (d)	6.31%
Ratio of net investment loss to average net assets (c) (d)	(4.19)%
Portfolio turnover (e)	119%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$11.92	$10.74	$10.98	$10.00
Investment Activities:
Net investment income	0.10	0.15	0.13	0.04
Net realized and unrealized gains (losses) on investments	2.57	1.17	(0.11)	0.94
Total from Investment Activities	2.67	1.32	0.02	0.98
Distributions:
Net investment income	(0.12)	(0.14)	(0.26)	—
Net realized gains from investments	(0.09)	—	—	—
Total Distributions	(0.21)	(0.14)	(0.26)	—
Net Asset Value, End of Period	$14.38	$11.92	$10.74	$10.98
Total Return (b)	22.85%	12.42%	0.03%	9.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,031	$2,452	$2,120	$1,854
Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.14%
Ratio of net investment income to average net assets (c)	0.77%	1.26%	1.10%	0.68%
Ratio of gross expenses to average net assets (c) (d)	1.77%	2.20%	2.51%	5.10%
Ratio of net investment income (loss) to average net assets (c) (d)	0.15%	0.21%	(0.26)%	(3.28)%
Portfolio turnover (b) (e)	119%	90%	87%	80%

(a)  Class I Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  October 31, 2013

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2013, the Trust offered shares of 14 funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Dividend Growth Fund	Classes A, C, R, I and Y
Established Value Fund	Classes A, R, I and Y
Special Value Fund	Classes A, C, R, I and Y
Small Company Opportunity Fund	Classes A, R, I and Y
Large Cap Growth Fund	Classes A, C, R, I and Y
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Fund for Income	Classes A, C, R, I and Y
National Municipal Bond Fund	Classes A and Y
Ohio Municipal Bond Fund	Class A
International Fund	Classes A, C, R, I and Y
International Select Fund	Classes A, C, R, I and Y
Global Equity Fund	Classes A, C, R and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Dividend Growth Fund and Special Value Fund seek to provide long-term growth of capital and dividend income. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The International Fund seeks to provide long-term growth of capital. The Small Company Opportunity Fund and the International Select Fund seek to provide capital appreciation. The Global Equity Fund seeks to provide long-term growth and capital appreciation. The Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The International Fund, International Select Fund and Global Equity Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

For the fiscal year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs		Total
Dividend Growth Fund
Common Stocks	$6,374	$—		$6,374
Investment Companies	—	66		66
Total	6,374	66		6,440
Established Value Fund
Common Stocks	1,826,130	—		1,826,130
Exchange-Traded Funds	27,614	—		27,614
Investment Companies	—	81,783		81,783
Total	1,853,744	81,783		1,935,527
Special Value Fund
Common Stocks	218,893	—		218,893
Exchange-Traded Funds	1,880	—		1,880
Investment Companies	—	8,514		8,514
Total	220,773	8,514		229,287
Small Company Opportunity Fund
Common Stocks	1,837,969	—		1,837,969
Exchange-Traded Funds	19,625	—		19,625
Investment Companies	—	132,407		132,407
Total	1,857,594	132,407		1,990,001
Large Cap Growth Fund
Common Stocks	207,685	—		207,685
Investment Companies	—	6,372		6,372
Total	207,685	6,372		214,057
Balanced Fund
Common Stocks	14,692	—		14,692
U.S. Government Agency Securities	—	20		20
U.S. Government Mortgage Backed Agencies	—	6,174		6,174
U.S. Treasury Obligations	—	1,625		1,625
Investment Companies	—	1,184		1,184
Total	14,692	9,003		23,695
Investment Grade Convertible Fund
Common Stocks	87	—		87
Convertible Corporate Bonds	—	11,405		11,405
Convertible Preferred Stocks	2,729	336	(a)	3,065
Investment Companies	—	1,011		1,011
Total	2,816	12,752		15,568
Fund for Income
Government National Mortgage Association	—	1,088,372		1,088,372
U.S. Treasury Obligations	—	42,173		42,173
Investment Companies	—	76		76
Total	—	1,130,621		1,130,621

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
National Municipal Bond Fund
Municipal Bonds	$—		$85,513	$85,513
Investment Companies	—		2,257	2,257
Total	—		87,770	87,770
Ohio Municipal Bond Fund
Municipal Bonds	—		63,136	63,136
Investment Companies	—		1,118	1,118
Total	—		64,254	64,254
International Fund
Common Stocks	2,774	(b)	72,207	74,981
Cash Equivalents	—		3,232	3,232
Total	2,774		75,439	78,213
International Select Fund
Common Stocks	3,808	(c)	72,652	76,460
Cash Equivalents	—		2,341	2,341
Total	3,808		74,993	78,801
Global Equity Fund
Common Stocks	4,940	(d)	5,063	10,003
Cash Equivalents	—		187	187
Total	4,940		5,250	10,190

(a)  Consists of holdings: Wells Fargo & Co., Series L listed under Financials.

(b)  Consists of holdings: Mindray Medical International, Ltd. listed under China; all securities listed under Brazil and United States.

(c)  Consists of holdings: All securities listed under United States.

(d)  Consists of holdings: All securities listed under China and United States.

There were no transfers between Level 1 and Level 2 as of October 31, 2013.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. It is the Trust's policy to include the portion of realized and unrealized gains and losses from investments that result from foreign currency changes with other foreign currency gains and losses.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Foreign Currency Contracts :

The International Fund, International Select Fund and Global Equity Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The International Fund, International Select Fund and Global Equity Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of October 31, 2013, the Funds had no open forward foreign currency contracts.

Futures Contracts:

Each Fund, with the exception of the Established Value Fund, Large Cap Growth Fund and Global Equity Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2013, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared and paid monthly for the Balanced Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Dividend Growth Fund, Established Value Fund and Investment Grade Convertible Fund. Dividends from net investment income are declared and paid annually for the Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, International Fund, International Select Fund and Global Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

New Accounting Pronouncements:

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01") which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 "Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity's financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Trust's financial statements.

Subsequent Events:

The Funds have evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2013 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Dividend Growth Fund	$8,554	$3,480	$—	$—
Established Value Fund	881,912	708,504	—	—
Special Value Fund	281,749	433,384	—	—
Small Company Opportunity Fund	1,146,885	832,666	—	—
Large Cap Growth Fund	151,121	128,482	—	—
Balanced Fund	13,371	17,491	13,967	10,414
Investment Grade Convertible Fund	4,556	9,386	—	—
Fund for Income	12,668	—	877,510	1,219,402
National Municipal Bond Fund	41,081	88,985	—	—
Ohio Municipal Bond Fund	19,204	31,327	—	—
International Fund	67,136	67,595	—	—
International Select Fund	88,061	86,280	—	—
Global Equity Fund	10,717	9,661	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). As of August 1, 2013, the Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

	Adviser Fee Tier and Rate
Fund	Up to $1.5 billion	$1.5 billion — $3.0 billion	over $3.0 billion
Dividend Growth Fund	0.70%	0.65%	0.60%
Fund	Up to $100 million	$100 million — $200 million	over $200 million
Established Value Fund	0.65%	0.55%	0.45%
Fund	Up to $500 million	over $500 million
Small Company Opportunity Fund	0.85%	0.75%
Fund	Up to $400 million	$400 million — $800 million	over $800 million
Special Value Fund	0.75%	0.65%	0.60%
Large Cap Growth Fund	0.75%	0.65%	0.60%
Balanced Fund	0.60%	0.55%	0.50%
Investment Grade Convertible Fund	0.75%	0.65%	0.60%
Fund for Income	0.50%	0.45%	0.40%
National Municipal Bond Fund	0.55%	0.50%	0.45%
Ohio Municipal Bond Fund	0.55%	0.50%	0.45%
Fund	Up to $2.5 billion	$2.5 billion — $5.0 billion	over $5.0 billion
International Fund	0.80%	0.75%	0.70%
International Select Fund	0.80%	0.75%	0.70%
Global Equity Fund	0.80%	0.75%	0.70%

Prior to August 1, 2013, VCM was a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Effective July 31, 2013, VCM is no longer affiliated with KeyBank. KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian. For its custody services to the Trust, The Victory Institutional Funds and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.00774% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2013, this fee was 0.0081%. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and the Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds. Prior to August 1, 2013, Class A Shares were not part of the Distribution and Shareholder Servicing Plan under Rule 12b-1. For the fiscal year ended October 31, 2013, the Funds paid affiliates of the Adviser or the Funds $86 thousand under the Distribution and Service Plans.

Prior to August 1, 2013, the Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, received from Class A Shares of each Fund, a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2013, the Funds paid affiliates of the Adviser or the Funds $35 thousand under the Shareholder Servicing Plan.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2013, the Distributor received approximately $130 thousand from commissions earned on sales of Class A Shares and the transfer agent received $44 thousand from redemptions of Class C Shares of the Funds. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Funds' shares, including approximately $1 thousand to affiliates of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2013, the expense limits are as follows:

Fund	Class	Expense Limit
Dividend Growth Fund	Class A Shares	1.25	%(a)
Dividend Growth Fund	Class C Shares	2.00	%(a)
Dividend Growth Fund	Class R Shares	1.50	%(a)
Dividend Growth Fund	Class I Shares	0.95	%(a)
Dividend Growth Fund	Class Y Shares	1.00	%(a)
Established Value Fund	Class Y Shares	0.83	%(b)
Special Value Fund	Class C Shares	2.20	%(c)
Special Value Fund	Class Y Shares	1.03	%(b)
Small Company Opportunity Fund	Class Y Shares	1.15	%(b)
Large Cap Growth Fund	Class C Shares	2.10	%(c)
Large Cap Growth Fund	Class R Shares	1.65	%(c)

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Fund	Class	Expense Limit
Large Cap Growth Fund	Class I Shares	0.95	%(c)
Large Cap Growth Fund	Class Y Shares	1.02	%(b)
Balanced Fund	Class A Shares	1.15	%(c)
Balanced Fund	Class C Shares	1.85	%(c)
Balanced Fund	Class R Shares	1.45	%(c)
Balanced Fund	Class I Shares	0.90	%(c)
Investment Grade Convertible Fund	Class I Shares	1.00	%(c)
Fund for Income	Class C Shares	1.82	%(c)
Fund for Income	Class Y Shares	0.71	%(b)
National Municipal Bond Fund	Class A Shares	0.99	%(c)
National Municipal Bond Fund	Class Y Shares	0.72	%(b)
International Fund	Class A Shares	1.40	%(d)
International Fund	Class C Shares	2.15	%(d)
International Fund	Class R Shares	1.70	%(a)
International Fund	Class I Shares	1.15	%(d)
International Fund	Class Y Shares	1.15	%(b)
International Select Fund	Class A Shares	1.40	%(d)
International Select Fund	Class C Shares	2.15	%(d)
International Select Fund	Class R Shares	1.69	%(a)
International Select Fund	Class I Shares	1.15	%(d)
International Select Fund	Class Y Shares	1.15	%(b)
Global Equity Fund	Class A Shares	1.40	%(e)
Global Equity Fund	Class C Shares	2.15	%(e)
Global Equity Fund	Class R Shares	1.67	%(a)
Global Equity Fund	Class I Shares	1.15	%(e)

(a)  In effect until at least February 28, 2018.

(b)  In effect until at least February 28, 2017.

(c)  In effect until at least February 28, 2014.

(d)  In effect until at least August 31, 2017.

(e)  In effect until at least February 28, 2020.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010 the Balanced Fund is no longer subject to repaying waived or reimbursed fees to the Advisor. As of October 31, 2013, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Dividend Growth Fund	151,604	—	2016
Established Value Fund	12,297	—	2016
Special Value Fund	7,139	—	2015
Special Value Fund	18,123	—	2016
Small Company Opportunity Fund	7,932	—	2016
Large Cap Growth Fund	11,177	—	2014
Large Cap Growth Fund	31,102	—	2015
Large Cap Growth Fund	31,024	—	2016
Balanced Fund	2,247	—	2014
Investment Grade Convertible Fund	9,780	—	2014
Investment Grade Convertible Fund	15,046	—	2015
Investment Grade Convertible Fund	16,194	—	2016
Fund for Income	13,973	—	2016
National Municipal Bond Fund	88,402	—	2014
National Municipal Bond Fund	112,955	—	2015
National Municipal Bond Fund	106,644	—	2016
International Fund	20,344	—	2014
International Fund	37,245	—	2015
International Fund	44,642	—	2016
International Select Fund	20,277	—	2014
International Select Fund	29,876	—	2015
International Select Fund	44,079	—	2016
Global Equity Fund	76,607	—	2014
Global Equity Fund	68,323	—	2015
Global Equity Fund	63,285	—	2016

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the SEC approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The corresponding impact to the total return is disclosed in the Financial Highlights, except for Small Company Opportunity Fund and Large Cap Growth Fund which impacted total return by less than 0.01%.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

5.  Risks:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The International Fund, International Select Fund and Global Equity Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. Prior to June 1, 2013, the annual commitment fee was 0.15%. For the fiscal year ended October 31, 2013, KeyCorp earned approximately $64 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2013 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Dividend Growth Fund	$8	1.17%
Special Value Fund	456	0.96%
Large Cap Growth Fund	1,382	0.93%
Investment Grade Convertible Fund	476	1.05%
Fund for Income	1,661	1.12%
National Municipal Bond Fund	1,152	0.92%
Ohio Municipal Bond Fund	106	1.16%

As of October 31, 2013, the Funds had no loans outstanding with KeyCorp.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Dividend Growth	$43	$—	$43	$—	$—	$43
Established Value Fund	10,398	33,684	44,082	—	—	44,082
Small Company Opportunity Fund	18,976	42,178	61,154	—	—	61,154
Large Cap Growth Fund	—	6,737	6,737	—	—	6,737
Balanced Fund	279	—	279	—	—	279
Investment Grade Convertible Fund	245	—	245	—	—	245
Fund for Income	71,731	—	71,731	—	—	71,731
National Municipal Bond Fund	1,497	796	2,293	2,154	—	4,447
Ohio Municipal Bond Fund	399	242	641	1,904	—	2,545
International Fund	1,130	491	1,621	—	—	1,621
International Select Fund	1,026	432	1,458	—	—	1,458
Global Equity Fund	51	56	107	—	—	107

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Stock Index Fund	$486	$—	$486	$—	$—	$486
Established Value Fund	8,701	22,012	30,713	—	—	30,713
Small Company Opportunity Fund	2,738	3,388	6,126	—	—	6,126
Large Cap Growth Fund	—	2,127	2,127	—	—	2,127
Balanced Fund	428	446	874	—	—	874
Investment Grade Convertible Fund	699	—	699	—	—	699
Core Bond Index Fund	1,158	—	1,158	—	—	1,158
Fund for Income	62,726	—	62,726	—	—	62,726
National Municipal Bond Fund	1,113	1,584	2,697	2,440	—	5,137
Ohio Municipal Bond Fund	1	835	836	2,077	—	2,913
International Fund	1,396	3,674	5,070	—	—	5,070
International Select Fund	1,228	3,900	5,128	—	—	5,128
Global Equity Fund	57	—	57	—	—	57

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses**	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Dividend Growth	$271	$—	$271	$—	$—	$1,033	$1,304
Established Value Fund	22,511	106,836	129,347	—	—	448,751	578,098
Special Value Fund	—	—	—	(119,629)	(618)	24,385	(95,862)
Small Company Opportunity Fund	50,109	81,955	132,064	—	(248)	394,535	526,351
Large Cap Growth Fund	—	19,197	19,197	—	(868)	60,094	78,423
Balanced Fund	6	336	342	(6,243)	—	2,027	(3,874)
Investment Grade Convertible Fund	378	—	378	(4,916)	—	2,049	(2,489)
Fund for Income	2,577	—	2,577	(130,781)	—	(13,827)	(142,031)
International Fund	2,867	5,336	8,203	—	—	14,619	22,822
International Select Fund	4,404	5,055	9,459	—	—	12,994	22,453
Global Equity Fund	444	618	1,062	—	—	1,704	2,766

	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Capital and Other Losses	Accumulated Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
National Muncipal Bond Fund	$70	$20	$90	$—	$4,935	$5,025
Ohio Municipal Bond Fund	54	281	335	—	4,019	4,354

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

**  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses are as follows.

As of the end of their tax year ended October 31, 2013, the following Funds had net capital loss carryforwards ("CLCF") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	2014	2015	2016	2017	2018	2019	2020	Total
Special Value Fund	$—	$—	$—	$119,629	$—	$—	$—	$119,629
Investment Grade Convertible Fund	—	—	1,624	3,292	—	—	—	4,916
Fund for Income	6,110	9,829	3,917	3,074	3,563	10,878	—	37,371

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2014	2015	2016	2017	2018	2019	2020	Total
Balanced Fund	$—	$—	$—	$6,243	$—	$—	$—	$6,243

During the year ended October 31, 2013 the Special Value Fund, Balanced Fund and Investment Grade Convertible Fund utilized $46,836, $4,503 and $495, respectively, (in thousands) of capital loss carryforwards.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Fund for Income	$61,945	$31,465	$93,410

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2013 were as follows (in thousands):

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth Fund	$5,407	$1,067	$(34)	$1,033
Established Value	1,486,776	455,348	(6,597)	448,751
Special Value Fund	204,902	26,063	(1,678)	24,385
Small Company Opportunity	1,595,466	405,775	(11,240)	394,535
Large Cap Growth Fund	153,963	60,609	(515)	60,094
Balanced Fund	21,669	2,232	(205)	2,027
Investment Grade Convertible Fund	13,519	2,301	(252)	2,049
Fund for Income	1,144,448	11,140	(24,967)	(13,827)
National Municipal Bond Fund	82,835	5,041	(106)	4,935
Ohio Municipal Bond Fund	60,235	11,140	(7,121)	4,019
International Fund	63,548	15,043	(378)	14,665
International Select Fund	65,775	13,376	(350)	13,026
Global Equity Fund	8,483	1,733	(26)	1,707

8.  Proxy Voting Information (Unaudited)

At Special Meetings of Shareholders of the Funds held on May 17, 2013 and various adjournments thereof, Fund shareholders elected the proposed Trustees, and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, at the same fee rates as those under the previous investment advisory agreements. Shareholders also approved a new Investment Sub-Advisory Agreement between the Adviser, KPB Investment Advisors LLC and the Trust on behalf of each of National Municipal Bond Fund and Ohio Municipal Bond Fund. In addition, shareholders approved a Distribution and Service Plan for Class A shares of each Fund.

The tables below indicate the voting results for the items noted:

Nominee	Date Passed	For	Withheld
Mr. David Brooks Adcock	5/17/13	219,827,698	4,643,338
Mr. Nigel D. T. Andrews	5/17/13	219,719,633	4,751,404
Ms. E. Lee Beard	5/17/13	219,841,760	4,629,278
Mr. David C. Brown	5/17/13	180,028,489	44,442,547
Ms. Sally M. Dungan	5/17/13	219,365,476	5,105,562
Mr. David L. Meyer	5/17/13	219,657,970	4,813,066
Mr. Leigh A. Wilson	5/17/13	219,544,840	4,926,196

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Fund Name	Resolution	Date Passed	For	Against	Abstain	Broker Non-Vote
Dividend Growth Fund	Investment Advisory Agreement	5/17/13	504,214	—	—	—
	Class A Distribution and Service Plan	5/17/13	100,362	—	—	—
Established Value Fund	Investment Advisory Agreement	6/7/13	19,349,173	202,797	338,095	7,108,753
	Class A Distribution and Service Plan	7/10/13	9,303,172	169,386	567,402	3,047,320
Special Value Fund	Investment Advisory Agreement	8/15/13	6,038,060	149,547	538,804	1,16,687
	Class A Distribution and Service Plan	6/21/13	2,680,012	57,280	147,549	1,039,543
Small Company Opportunity Fund	Investment Advisory Agreement	5/17/13	17,523,519	89,400	61,338	4,035,733
	Class A Distribution and Service Plan	6/21/13	4,602,493	479,004	275,011	1,220,162
Large Cap Growth Fund	Investment Advisory Agreement	6/7/13	6,682,342	34,676	68,965	—
	Class A Distribution and Service Plan	6/21/13	1,604,523	26,975	164,356	—
Balanced Fund	Investment Advisory Agreement	6/7/13	814,229	3,086	28,235	—
	Class A Distribution and Service Plan	6/21/13	392,947	4,137	29,867	—
Investment Grade Convertible Fund	Investment Advisory Agreement	5/17/13	833,230	16,786	2,442	332,184
	Class A Distribution and Service Plan	6/7/13	561,992	21,451	16,266	219,739

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Fund Name	Resolution	Date Passed	For	Against	Abstain	Broker Non-Vote
Fund for Income	Investment Advisory Agreement	6/7/13	75,997,073	827,666	3,800,593	—
	Class A Distribution and Service Plan	7/10/13	28,249,074	1,007,871	3,437,371	—
National Municipal Bond Fund	Investment Advisory Agreement	5/17/13	6,646,720	21,769	77,164	—
	Class A Distribution and Service Plan	5/17/13	6,627,992	21,696	77,164	—
	Sub-Advisory Agreemet	5/17/13	6,644,541	22,301	78,812	—
Ohio Municipal Bond Fund	Investment Advisory Agreement	5/17/13	3,702,772	47,325	69,775	—
	Class A Distribution and Service Plan	5/17/13	3,697,780	47,325	74,767	—
	Sub-Advisory Agreemet	5/17/13	3,680,605	64,173	75,095	—
International Fund	Investment Advisory Agreement	5/17/13	4,841,490	—	—	4,203
	Class A Distribution and Service Plan	5/17/13	45,002	—	—	1,815
International Select Fund	Investment Advisory Agreement	5/17/13	5,005,455	74	—	3,543
	Class A Distribution and Service Plan	5/17/13	40,360	74	—	775
Global Equity Fund	Investment Advisory Agreement	5/17/13	600,072	81	—	8,913
	Class A Distribution and Service Plan	5/17/13	219,802	81	—	1,815

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Dividend Growth Fund, Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, International Fund, International Select Fund, and Global Equity Fund (the "Funds"), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2013

Supplemental Information

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(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 14 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 62	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 62	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 69	Chair and Trustee	November 1994

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Supplemental Information — continued

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Dividend Growth Fund
Class A Shares	$1,000.00	$1,126.60	$6.70	1.25%
Class C Shares	1,000.00	1,121.90	10.70	2.00%
Class R Shares	1,000.00	1,125.40	8.04	1.50%
Class I Shares	1,000.00	1,128.40	5.10	0.95%
Class Y Shares	1,000.00	1,128.10	5.36	1.00%
Established Value Fund
Class A Shares	1,000.00	1,126.40	5.68	1.06%
Class R Shares	1,000.00	1,125.50	6.54	1.22%
Class I Shares	1,000.00	1,128.90	3.60	0.67%
Class Y Shares	1,000.00	1,127.80	4.45	0.83%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

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(Unaudited)

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Special Value Fund
Class A Shares	$1,000.00	$1,125.00	$6.59	1.23%
Class C Shares	1,000.00	1,119.80	11.75	2.20%
Class R Shares	1,000.00	1,123.40	8.03	1.50%
Class I Shares	1,000.00	1,126.90	5.15	0.96%
Class Y Shares	1,000.00	1,126.10	5.52	1.03%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,146.60	7.25	1.34%
Class R Shares	1,000.00	1,145.30	8.44	1.56%
Class I Shares	1,000.00	1,148.70	5.31	0.98%
Class Y Shares	1,000.00	1,147.90	6.33	1.17%
Large Cap Growth Fund
Class A Shares	1,000.00	1,155.10	6.84	1.26%
Class C Shares	1,000.00	1,150.20	11.33	2.09%
Class R Shares	1,000.00	1,152.20	8.95	1.65%
Class I Shares	1,000.00	1,156.60	5.16	0.95%
Class Y Shares	1,000.00	1,156.20	5.65	1.04%
Balanced Fund
Class A Shares	1,000.00	1,087.50	6.05	1.15%
Class C Shares	1,000.00	1,083.80	9.72	1.85%
Class R Shares	1,000.00	1,085.20	7.62	1.45%
Class I Shares	1,000.00	1,088.50	4.74	0.90%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,092.80	7.91	1.50%
Class I Shares	1,000.00	1,095.40	5.28	1.00%
Fund for Income
Class A Shares	1,000.00	981.30	4.64	0.93%
Class C Shares	1,000.00	977.20	8.52	1.71%
Class R Shares	1,000.00	980.50	4.64	0.93%
Class I Shares	1,000.00	981.90	3.25	0.65%
Class Y Shares	1,000.00	982.40	3.60	0.72%
National Municipal Bond Fund
Class A Shares	1,000.00	981.00	4.94	0.99%
Class Y Shares	1,000.00	982.40	3.60	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	979.70	5.14	1.03%
International Fund
Class A Shares	1,000.00	1,087.60	7.37	1.40%
Class C Shares	1,000.00	1,083.40	11.29	2.15%
Class R Shares	1,000.00	1,086.40	8.94	1.70%
Class I Shares	1,000.00	1,089.70	5.79	1.10%
Class Y Shares	1,000.00	1,089.10	6.06	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

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(Unaudited)

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
International Select Fund
Class A Shares	$1,000.00	$1,086.40	$7.36	1.40%
Class C Shares	1,000.00	1,083.00	11.29	2.15%
Class R Shares	1,000.00	1,085.10	8.88	1.69%
Class I Shares	1,000.00	1,089.20	5.69	1.08%
Class Y Shares	1,000.00	1,088.60	6.05	1.15%
Global Equity Fund
Class A Shares	1,000.00	1,112.50	7.45	1.40%
Class C Shares	1,000.00	1,108.30	11.43	2.15%
Class R Shares	1,000.00	1,110.90	8.89	1.67%
Class I Shares	1,000.00	1,113.90	6.13	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Dividend Growth Fund
Class A Shares	$1,000.00	$1,018.90	$6.36	1.25%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class Y Shares	1,000.00	1,020.16	5.09	1.00%
Established Value Fund
Class A Shares	1,000.00	1,019.86	5.40	1.06%
Class R Shares	1,000.00	1,019.06	6.21	1.22%
Class I Shares	1,000.00	1,021.83	3.41	0.67%
Class Y Shares	1,000.00	1,021.02	4.23	0.83%
Special Value Fund
Class A Shares	1,000.00	1,019.00	6.26	1.23%
Class C Shares	1,000.00	1,014.12	11.17	2.20%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Class I Shares	1,000.00	1,020.37	4.89	0.96%
Class Y Shares	1,000.00	1,020.01	5.24	1.03%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Supplemental Information — continued

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(Unaudited)

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Small Company Opportunity Fund
Class A Shares	$1,000.00	$1,018.45	$6.82	1.34%
Class R Shares	1,000.00	1,017.34	7.93	1.56%
Class I Shares	1,000.00	1,020.27	4.99	0.98%
Class Y Shares	1,000.00	1,019.31	5.96	1.17%
Large Cap Growth Fund
Class A Shares	1,000.00	1,018.85	6.41	1.26%
Class C Shares	1,000.00	1,014.67	10.61	2.09%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class Y Shares	1,000.00	1,019.96	5.30	1.04%
Balanced Fund
Class A Shares	1,000.00	1,019.41	5.85	1.15%
Class C Shares	1,000.00	1,015.88	9.40	1.85%
Class R Shares	1,000.00	1,017.90	7.37	1.45%
Class I Shares	1,000.00	1,020.67	4.58	0.90%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,017.64	7.63	1.50%
Class I Shares	1,000.00	1,020.16	5.09	1.00%
Fund for Income
Class A Shares	1,000.00	1,020.52	4.74	0.93%
Class C Shares	1,000.00	1,016.59	8.69	1.71%
Class R Shares	1,000.00	1,020.52	4.74	0.93%
Class I Shares	1,000.00	1,021.93	3.31	0.65%
Class Y Shares	1,000.00	1,021.58	3.67	0.72%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class Y Shares	1,000.00	1,021.58	3.67	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.01	5.24	1.03%
International Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class R Shares	1,000.00	1,016.64	8.64	1.70%
Class I Shares	1,000.00	1,019.66	5.60	1.10%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%
International Select Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class R Shares	1,000.00	1,016.69	8.59	1.69%
Class I Shares	1,000.00	1,019.76	5.50	1.08%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

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(Unaudited)

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Global Equity Fund
Class A Shares	$1,000.00	$1,018.15	$7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class R Shares	1,000.00	1,016.79	8.49	1.67%
Class I Shares	1,000.00	1,019.41	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2013, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Dividend Growth Fund	35%
Established Value Fund	78%
Small Company Opportunity Fund	71%
Balanced Fund	100%
Investment Grade Convertible Fund	41%
International Fund	88%
International Select Fund	83%
Global Equity Fund	78%

Dividends qualifying for corporate dividends received deductions of:

Amount
Dividend Growth Fund	31%
Established Value Fund	77%
Small Company Opportunity Fund	72%
Balanced Fund	100%
Investment Grade Convertible Fund	35%
International Fund	7%
International Select Fund	13%
Global Equity Fund	62%

For the year ended October 31, 2013, the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$2,154
Ohio Municipal Bond Fund	1,904

For the year ended October 31, 2013, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Small Company Opportunity Fund	$13,253
National Municipal Bond Fund	1,486
Ohio Municipal Bond Fund	399

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(Unaudited)

For the year ended October 31, 2013, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Established Value Fund	$33,684
Small Company Opportunity Fund	42,178
Large Cap Growth Fund	6,737
National Municipal Bond Fund	796
Ohio Municipal Bond Fund	242
International Fund	491
International Select Fund	432
Global Equity Fund	56

For the year ended October 31, 2013 for non-resident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
Balanced Fund	45%
Investment Grade Convertible Fund	70%
Fund for Income	100%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2013 were as follows:

	Foreign Source Income	Foreign Tax Expense
International Fund	0.41	0.04
International Select Fund	0.38	0.04
Global Equity Fund	0.16	0.02

Supplemental Information — continued

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(Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement (the "Agreement")

In anticipation of the acquisition of VCM by VCH from KeyBank (the "Transaction"), the Board approved the Agreement on behalf of each of the Funds at a special meeting, which was called for that purpose, on February 20, 2013. The Board had approved the previous investment advisory agreement at a December 29, 2012 meeting, and that agreement would automatically terminate upon the closing of the Transaction, pursuant to Section 15 of the 1940 Act. The Agreement, approved by the Board on February 20, 2013 and subsequently approved by shareholders of each Fund, contains the same fee rates as the previous investment advisory agreement. The Agreement on behalf of each Fund except Special Value Fund became effective on August 1, 2013. The Agreement of behalf of Special Value Fund became effective on August 15, 2013.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each Fund. The Board considered each Fund's investment performance as a significant factor in determining whether the Agreement should be approved. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature and quality of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Funds for custodian and administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current gross management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board recalled its review at prior Board meetings of: (1) each Fund's expense ratio, taking into consideration any distribution or shareholder servicing fees, and management fee compared to those of mutual funds in a peer group compiled by the Adviser; (2) the factors and methodology used by the Adviser in the selection of each Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board; (3) with respect to the Large Cap Growth Fund, Special Value Fund, Established Value Fund, Small Company Opportunity Fund, Investment Grade Convertible Fund, Fund for Income, National Municipal Bond Fund, and Ohio Municipal Bond Fund, fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts; (4) the breakpoints in the advisory fee schedule for each of the Funds evidencing the Adviser's willingness to share in its economies of scale; and (5) each Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Dividend Growth Fund

The Board considered the Dividend Growth Fund with the understanding that it had been operational only since November 1, 2012.

Having concluded, among other things, that: (1) the Dividend Growth Fund's management fee and expenses were within the range of management fees charged to comparable mutual funds; and (2) the Adviser's willingness to limit the Fund's Class A, Class C, Class I, Class R and Class Y expenses through February 28, 2018 would provide stability to the Fund's expenses during its initial growth period; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Established Value Fund:

Having concluded, among other things, that: (1) the Established Value Fund's management fee and annual expenses were within the range of management fees and expenses attributable to comparable mutual funds; and (2) the Fund had outperformed its peer group, benchmark index and Morningstar category over longer periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Special Value Fund:

The Board considered management's updated plan to address the underperformance of the Fund.

Having concluded, among other things, that: (1) the Special Value Fund's management fee and annual expenses were within the range of fees and expenses of comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class C and Class Y expense ratios would provide stability to the Fund's expenses; and (3) management was addressing the Trustees' concerns about the Fund's performance; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Small Company Opportunity Fund:

Having concluded, among other things, that: (1) the Small Company Opportunity Fund's annual management fee and expenses remained in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Fund outperformed the peer group, benchmark index, and Morningstar category for at least the one-year, five-year and ten-year periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Large Cap Growth Fund:

Having concluded, among other things, that: (1) the Large Cap Growth Fund's management fee and annual expenses were within the range of management fees and expenses attributable to comparable mutual funds; (2) the Adviser's willingness to limit the Fund's expense ratio would provide stability to the Fund's expenses; and (3) the Fund had outperformed its peer group and its Morningstar category for the three-year and five-year periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Balanced Fund:

The Board considered the steps being taken to improve the Fund's performance.

Having concluded, among other things, that: (1) the Balanced Fund's management fee and annual expenses were within the range of management fees and expenses of comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class A, Class C, Class I and Class R expense ratios would provide stability to the expenses of those share classes; and (3) management was addressing the Trustees' concerns about the Fund's

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

performance; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Investment Grade Convertible Fund:

The Board discussed the Fund's expenses, performance and size with the Adviser and was assured that the Fund remained an important part of the overall product line.

Having concluded, among other things, that: (1) the Investment Grade Convertible Fund's higher management fee reflected the Fund's inability to take advantage of the Adviser's economics of scale because of the Fund's small asset size; (2) the Adviser's willingness to limit the Fund's Class I expense ratios would provide stability to the expenses of that share class; (3) the Fund's performance compared to a limited peer group was appropriate given the Fund's specific investment strategy; and (4) the Fund was important to the strategy of offering a broad range of products; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Fund for Income:

Having concluded, among other things, that: (1) the Fund for Income's gross management fee, though higher than the median gross management fee for the peer group, was within the range of management fees charged to comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class C and Class Y expenses through February 28, 2014 and February 28, 2017 would provide stability to the Fund's expenses for those share classes during those periods; and (3) the Fund had performed well as compared to its peer group during all of the periods reviewed; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

National Municipal Bond Fund:

Having concluded, among other things, that: (1) the National Municipal Bond Fund's gross management fee, while higher than the peer group median, was acceptable given the small size of the Fund and the Adviser's willingness to limit the Fund's expense ratio; and (2) the Fund had outperformed its peer group and Morningstar category over the longer term; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Ohio Municipal Bond Fund:

Having concluded, among other things, that: (1) while the Ohio Municipal Bond Fund's management fee and expense ratio were higher than those of the peer group median, the Fund's management fee and expenses were within the range of fees and expenses of comparable mutual funds; and (2) the Fund had performed reasonably well compared to its Morningstar category over the longer term; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

International Fund:

Having concluded, among other things, that: (1) the International Fund's management fee and expenses were within the range of management fees and expenses of comparable mutual funds; and (2) the Fund had performed better than its peer group; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

International Select Fund:

Having concluded, among other things, that: (1) the International Select Fund's management fee and expenses were within the range of management fees and expenses of comparable mutual funds; and (2) the Fund had performed better than its peer group; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Global Equity Fund:

Having concluded, among other things, that: (1) although the Global Equity Fund's management fee was higher than that of the peer group median, the Fund's expenses were within the range of expenses of comparable mutual funds; (2) the Adviser's willingness to limit the Fund's expense ratio would provide stability to the Fund's expenses; and (3) the Fund had performed better than its peer group; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to this Fund.

Approval of the Agreement on Behalf of the Funds

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for the period ending December 31, 2014 on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds and the comparability of the fees paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in each Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Considerations of the Board in Approving the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement")

In anticipation of the Transaction, the Board also approved the Sub-Advisory Agreement between the Adviser, KPB Investment Advisors LLC (the "Sub-Adviser") and the Trust on behalf of each of National Municipal Bond Fund and Ohio Municipal Bond Fund at a special meeting, which was called for that purpose, on February 20, 2013. After the closing of the Transaction, the portfolio management team for the National Municipal Bond Fund and the Ohio Municipal Bond Fund would no longer be employed by VCM and would be employed by the Sub-Adviser, an affiliate of KeyBank. The Board approved the Sub-Advisory Agreement in order to retain the same portfolio management team to continue to manage the National Municipal Bond Fund and the Ohio Municipal Bond Fund after the Transaction.

In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each Fund. The Trustees discussed the services to be provided by VCM as the investment adviser, and its profitability with respect to the Funds. In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Sub-Adviser;

•  The nature and quality of the services provided and expected to be provided;

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Sub-Adviser's commitments to operating the Funds at competitive expense levels;

•  The profitability of the Sub-Adviser (as reflected by comparing fees earned against an estimate of the Sub-Adviser's costs) with respect to the Sub-Adviser's relationship with the Funds;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser, including revenues paid to affiliates of the Sub-Adviser by the Funds for custodian and administration services;

•  The capabilities and financial condition of the Sub-Adviser; and

•  Current economic and industry trends.

In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Sub-Advisory Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the Sub-Advisory Agreement, on behalf of each Fund, for the period ending December 31, 2014 on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services, the estimated profitability of the Sub-Adviser's relationship with the Funds and the comparability of the fees paid to the fees paid by other investment advisers;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which, over the years, have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Considerations of the Board in Approving the Interim Investment Advisory Agreement (the "Interim Agreement")

Following the February 20, 2013 Board approval of the Agreement and the Sub-Advisory Agreement, at Special Meetings of Shareholders of the Funds held on May 17, 2013 and various adjournments thereof, Fund shareholders approved the Agreement and the Sub-Advisory Agreement. Because shareholders did not approve the Agreement on behalf of the Special Value Fund in advance of the Transaction, in order to ensure uninterrupted portfolio management services by the Sub-Adviser to the Fund, the Board approved an interim investment advisory agreement for the Special Value Fund, which satisfied the requirements of Rule 15a-4 under the 1940 Act. The Board approved the Interim Agreement at a special meeting, which was called for that purpose, on July 26, 2013. The Interim Agreement deferred payment of accrued advisory fees until approval of the Agreement by shareholders of Special Value Fund. The Interim Agreement, which did not require shareholder approval, became effective after the completion of the Transaction on August 1, 2013 and had a maximum term of 150 days. Shareholders approved the Agreement on behalf of the Special Value Fund at a Special Meeting of Shareholders held on August 15, 2013, at which time the Interim Agreement terminated.

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-ANN (10/13)

October 31, 2013

Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	6
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Supplemental Information
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Letter to Our Shareholders

The U.S. equity market posted strong returns in 2013 against a backdrop of modest growth, reduced financial stresses, and improving investor sentiment toward stocks. All major market indices, with the exception of the NASDAQ, established new all-time record highs with regularity as the year progressed. It has been a noteworthy performance to be sure, with even the most bullish strategists failing to foresee gains of this magnitude in 2013. In fact, while there have been pauses and retrenchments, the markets have managed to avoid a serious correction (10% or greater) since late 2011.

Fueling the advance have been a number of factors, including signs of stabilization in Europe, the apparent soft landing in Chinese economic growth, a continuation of easy global monetary policy, and evidence of investment flows out of fixed income and into equities. Earnings have benefitted from pockets of strength in end markets and a steadfast focus on margins, where stagnant or falling input prices have also provided a lift.

Washington's unending standoff over fiscal policy likely served as the market's biggest headwind, while questions surrounding the timing of Fed tapering led to wide swings in interest rates, prompting angst among fixed income investors. Bond markets entered a period of upheaval in May and June with the rate on the 10-year U.S. Treasury note rising a staggering 82 basis points to levels not seen since July 2011.

Emerging markets lagged developed markets by a wide margin as their commodity-intensive economies floundered in the face of middling demand and ample supply. Underperformance turned into outright panic in late-Spring and early-Summer as the effects of the surge in U.S. interest rates ricocheted around the globe, leading to a furious unwinding of the carry trade and precipitous declines in the currencies of developing countries with high current account balances.

While it has been a halting year for fixed income investors, it has been a tremendously rewarding one for developed-market equity investors. The feverish search for yield that characterized the final months of 2012 and first part of 2013 has given way to a preference for the more growth-oriented and cyclical areas of the market. We have witnessed the restoration of a more normal market environment, made evident by the steady decline in intra-stock correlations. This has allowed the investment merit of the individual company to reassert as the overriding driver of stock performance, which serves as tailwind for skilled active managers.

We continue to believe that those investors with consistent, differentiated, and effective investment processes stand to reap disproportionate benefit. By nature, the market will always present opportunities for outperformance, and our pursuit of this achievement will remain focused and unwavering. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on

3

fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

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5

The Victory Equity Funds

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

Equity markets appreciated meaningfully in Fiscal 2013, building on the gains from Fiscal 2012. Importantly, from a psychological perspective, markets have reached new all-time highs and the 2008 downturn is becoming a distant memory. Corporate profit growth was positive, however multiple expansion was an even greater contributor to returns as P/E multiples grew from 13.0 to 16.2x 2013. With "tail risks" of a global recession residing and fixed income markets looking more vulnerable in anticipation of higher interest rates, equities had a phenomenal year, as the S&P 500 Index1 (the "Index") returned 27.18%. The U.S. economy continued on its slow growth trajectory as the housing, auto and manufacturing industries performed well. Emerging market growth has slowed, causing most commodities to underperform and keeping inflation in check, which also helped provide a tailwind for consumer spending. Accommodative monetary policy by European central bankers has helped to stabilize economic activity in that region, where expectations for recovery have been low. The Fund was positioned very well with an emphasis on more cyclically oriented sectors. The Fund (Class A Shares at net asset value) returned 31.19%, outperforming the Index by 400 basis points.

Leading the market higher were the Consumer Discretionary, Industrial, Health Care, and Financial sectors, all of which exceeded 30%. Defensive sectors such as Telecom, Utilities and Consumer Staples lagged as valuations were high and the relative attractiveness of higher dividend yields waned as the 10-year treasury appreciated from 1.75% to near 3.0% toward the end of the fiscal year. Within the Fund, relative performance was greatest in the Consumer Discretionary, Industrial and Energy sectors, while the Health Care and Technology sectors were detractors.

Correlations between securities receded and stock picking was rewarded in fiscal 2013. This was evident in the Fund, where stock selection contributed to approximately 70% of the outperformance, while sector allocation was also positive. Boeing Co., Google, Inc., Class A and General Motors Co. were the three largest contributors to the portfolio. Boeing recovered from concerns earlier in the year related to battery problems in its new Dreamliner aircraft. Deliveries increased, and orders for new aircraft improved meaningfully during the year. Concerns over Google, Inc.'s business model transitioning to the mobile world were alleviated, with the company growing the top line at a high-teens level. General Motors Co. was boosted by the gradual exit of government ownership, strong auto sales, improvement in their struggling European business, and the rollout of its new truck platform.

Apple, Inc. declined during the fiscal year, and was the largest detractor to portfolio performance. The stock suffered despite a low valuation as growth slowed more than anticipated and investors grew concerned about new product development under new leadership. Other detractors included Broadcom Corp., Class A and Citrix Systems, Inc., which declined on lower-than-expected growth.

6

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2013

	Class A		Class C		Class R	Class I	Class Y
Inception Date	10/20/89		2/28/02		3/26/99	8/31/07	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	31.19%	23.66%	30.16%	29.16%	30.82%	31.49%	N/A	27.18%
Three Year	14.48%	12.25%	13.56%	13.56%	14.17%	14.80%	N/A	16.56%
Five Year	12.65%	11.33%	11.74%	11.74%	12.37%	12.97%	N/A	15.17%
Ten Year	7.50%	6.87%	6.66%	6.66%	7.20%	N/A	N/A	7.46%
Since Inception	10.34%	10.07%	5.30%	5.30%	5.71%	4.45%	20.41%	N/A
Expense Ratios
Gross	1.09%		1.93%		1.38%	0.82%	1.21%
With Applicable Waivers	1.09%		1.93%		1.38%	0.82%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Consumer Discretionary (13.7%):
Comcast Corp., Class A	607,440	$28,902
Dick's Sporting Goods, Inc.	325,000	17,293
DIRECTV (a)	400,600	25,033
General Motors Co. (a)	1,257,190	46,453
News Corp. (a)	1,767,600	31,111
PetSmart, Inc.	385,400	28,042
PVH Corp.	282,600	35,203
		212,037
Consumer Staples (5.4%):
Anheuser-Busch InBev NV, ADR	299,600	31,078
The Procter & Gamble Co.	641,000	51,760
		82,838
Energy (9.5%):
Anadarko Petroleum Corp.	355,879	33,912
BP PLC, ADR	892,200	41,487
Chesapeake Energy Corp.	1,249,100	34,925
Occidental Petroleum Corp.	388,709	37,347
		147,671
Financials (14.6%):
Bank of New York Mellon Corp.	980,700	31,186
Capital One Financial Corp.	670,900	46,071
Citigroup, Inc.	728,650	35,544
JPMorgan Chase & Co.	890,530	45,897
MetLife, Inc.	817,480	38,675
Wells Fargo & Co.	674,300	28,786
		226,159
Health Care (13.8%):
Abbott Laboratories	507,000	18,531
Baxter International, Inc.	478,950	31,548
Johnson & Johnson	288,570	26,724
Merck & Co., Inc.	1,070,700	48,279
Pfizer, Inc.	1,331,860	40,861
Roche Holdings Ltd., ADR	472,300	32,749
Zimmer Holdings, Inc.	172,000	15,045
		213,737
Industrials (16.5%):
Boeing Co.	168,260	21,958
Danaher Corp.	264,842	19,092
Eaton Corp. PLC	437,600	30,877
General Dynamics Corp.	503,460	43,615
Koninklijke Philips NVR, NYS	1,376,400	48,738
Siemens AG, ADR	357,500	45,764
TE Connectivity Ltd.	292,770	15,075
United Parcel Service, Inc., Class B	302,148	29,683
		254,802

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (19.7%):
Altera Corp.	585,000	$19,656
Apple, Inc.	130,300	68,063
Applied Materials, Inc.	2,162,200	38,595
Broadcom Corp., Class A	426,500	11,396
Citrix Systems, Inc. (a)	458,500	26,034
EMC Corp.	1,852,200	44,582
Google, Inc., Class A (a)	53,110	54,734
Intel Corp.	1,692,000	41,336
		304,396
Materials (5.6%):
Air Products & Chemicals, Inc.	525,200	57,252
The Dow Chemical Co.	751,980	29,681
		86,933
Total Common Stocks (Cost $1,321,042)		1,528,573
Investment Companies (1.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	22,303,342	22,303
Total Investment Companies (Cost $22,303)		22,303
Total Investments (Cost $1,343,345) — 100.2%		1,550,876
Liabilities in excess of other assets — (0.2)%		(2,617)
NET ASSETS — 100.00%		$1,548,259

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Liability Co.

See notes to financial statements.

9

Statement of Assets and Liabilities

The Victory Portfolios  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $1,343,345)	$1,550,876
Dividends receivable	1,597
Receivable for capital shares issued	513
Receivable for investments sold	11,796
Receivable from Adviser	9
Prepaid expenses	43
Total Assets	1,564,834
LIABILITIES:
Payable for investments purchased	9,368
Payable for capital shares redeemed	5,650
Accrued expenses and other payables:
Investment advisory fees	822
Administration fees	142
Custodian fees	12
Transfer agent fees	99
Chief Compliance Officer fees	3
Trustees' fees	5
12b-1 fees	318
Other accrued expenses	156
Total Liabilities	16,575
NET ASSETS:
Capital	1,313,142
Accumulated undistributed net investment income	448
Accumulated net realized gains from investments	27,138
Net unrealized appreciation on investments	207,531
Net Assets	$1,548,259
Net Assets
Class A Shares	$920,589
Class C Shares	82,069
Class R Shares	125,974
Class I Shares	394,394
Class Y Shares	25,233
Total	$1,548,259
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	43,622
Class C Shares	3,999
Class R Shares	6,031
Class I Shares	18,706
Class Y Shares	1,196
Total	73,554
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$21.10
Class C Shares (b)	$20.53
Class R Shares	$20.89
Class I Shares	$21.08
Class Y Shares	$21.10
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$22.39

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

10

Statement of Operations

The Victory Portfolios  For the Year Ended October 31, 2013

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$38,652
Total Income	38,652
Expenses:
Investment advisory fees	10,966
Administration fees	1,930
Shareholder servicing fees — Class A Shares	2,091
12b-1 fees — Class A Shares	585
12b-1 fees — Class C Shares	776
12b-1 fees — Class R Shares	591
Custodian fees	153
Transfer agent fees	356
Transfer agent fees — Class A Shares	370
Transfer agent fees — Class C Shares	62
Transfer agent fees — Class R Shares	73
Transfer agent fees — Class I Shares	49
Transfer agent fees — Class Y Shares (a)	28
Trustees' fees	225
Chief Compliance Officer fees	38
Legal and audit fees	304
State registration and filing fees	67
Other expenses	214
Total Expenses	18,878
Expenses waived/reimbursed by Adviser	(29)
Net Expenses	18,849
Net Investment Income	19,803
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	365,930
Net change in unrealized appreciation/depreciation on investments	97,208
Net realized/unrealized gains on investments	463,138
Change in net assets resulting from operations	$482,941

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$19,803	$21,170
Net realized gains from investment transactions	365,930	227,770
Net change in unrealized appreciation/depreciation on investments	97,208	56,590
Change in net assets resulting from operations	482,941	305,530
Distributions to Shareholders:
From net investment income:
Class A Shares	(11,976)	(13,792)
Class C Shares	(268)	(191)
Class R Shares	(939)	(844)
Class I Shares	(5,917)	(6,848)
Class Y Shares (a)	(190)	—
Change in net assets resulting from distributions to shareholders	(19,290)	(21,675)
Change in net assets from capital transactions	(787,930)	(1,255,586)
Change in net assets	(324,279)	(971,731)
Net Assets:
Beginning of period	1,872,538	2,844,269
End of period	$1,548,259	$1,872,538
Accumulated undistributed (distributions in excess of) net investment income	$448	$(65)

(a)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

12

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$106,581	$143,154
Dividends reinvested	10,189	11,554
Cost of shares redeemed	(692,699)	(1,045,990)
Total Class A Shares	$(575,929)	$(891,282)
Class C Shares
Proceeds from shares issued	$3,648	$3,919
Dividends reinvested	167	116
Cost of shares redeemed	(15,496)	(28,074)
Total Class C Shares	$(11,681)	$(24,039)
Class R Shares
Proceeds from shares issued	$15,973	$13,431
Dividends reinvested	894	786
Cost of shares redeemed	(33,186)	(53,549)
Total Class R Shares	$(16,319)	$(39,332)
Class I Shares
Proceeds from shares issued	$51,627	$129,868
Dividends reinvested	4,303	4,635
Cost of shares redeemed	(260,765)	(435,436)
Total Class I Shares	$(204,835)	$(300,933)
Class Y Shares (a)
Proceeds from shares issued	$26,749	$—
Dividends reinvested	2	—
Cost of shares redeemed	(5,917)	—
Total Class Y Shares	$20,834	$—
Change in net assets from capital transactions	$(787,930)	$(1,255,586)
Share Transactions:
Class A Shares
Issued	5,764	9,282
Reinvested	568	759
Redeemed	(36,646)	(68,551)
Total Class A Shares	(30,314)	(58,510)
Class C Shares
Issued	199	264
Reinvested	10	8
Redeemed	(864)	(1,875)
Total Class C Shares	(655)	(1,603)
Class R Shares
Issued	851	878
Reinvested	50	52
Redeemed	(1,810)	(3,501)
Total Class R Shares	(909)	(2,571)
Class I Shares
Issued	2,824	8,316
Reinvested	238	303
Redeemed	(14,202)	(28,387)
Total Class I Shares	(11,140)	(19,768)
Class Y Shares (a)
Issued	1,506	—
Reinvested	— (b)	—
Redeemed	(310)	—
Total Class Y Shares	1,196	—
Change in Shares	(41,822)	(82,452)

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Rounds to less than 1.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$16.26	$14.40	$14.47	$12.93		$12.20
Investment Activities:
Net investment income	0.21	0.14	0.13	0.12		0.12
Net realized and unrealized gains (losses) on investments	4.83	1.86	(0.08)	1.54		0.73
Total from Investment Activities	5.04	2.00	0.05	1.66		0.85
Distributions:
Net investment income	(0.20)	(0.14)	(0.12)	(0.12)		(0.12)
Total Distributions	(0.20)	(0.14)	(0.12)	(0.12)		(0.12)
Net Asset Value, End of Period	$21.10	$16.26	$14.40	$14.47		$12.93
Total Return (excludes sales charge)	31.19%	14.00%	0.32%	12.87	%(a)	7.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$920,589	$1,202,263	$1,907,016	$2,966,629		$3,304,413
Ratio of net expenses to average net assets	1.08%	1.09%	1.06%	1.06%		1.07%
Ratio of net investment income to average net assets	1.12%	0.92%	0.80%	0.86%		1.02%
Portfolio turnover (b)	89%	87%	84%	87%		104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$15.83	$14.04	$14.12	$12.64		$11.92
Investment Activities:
Net investment income (loss)	0.04	0.01	(0.01)	—	(a)	0.03
Net realized and unrealized gains (losses) on investments	4.72	1.82	(0.05)	1.50		0.72
Total from Investment Activities	4.76	1.83	(0.06)	1.50		0.75
Distributions:
Net investment income	(0.06)	(0.04)	(0.02)	(0.02)		(0.03)
Total Distributions	(0.06)	(0.04)	(0.02)	(0.02)		(0.03)
Net Asset Value, End of Period	$20.53	$15.83	$14.04	$14.12		$12.64
Total Return (excludes contingent deferred sales charge)	30.16%	13.02%	(0.44)%	11.89	%(b)	6.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$82,069	$73,664	$87,817	$110,194		$123,091
Ratio of net expenses to average net assets	1.90%	1.93%	1.88%	1.87%		1.88%
Ratio of net investment income (loss) to average net assets	0.25%	0.06%	(0.03)%	0.05%		0.24%
Portfolio turnover (c)	89%	87%	84%	87%		104%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$16.10	$14.26	$14.33	$12.81		$12.08
Investment Activities:
Net investment income	0.14	0.09	0.07	0.09		0.09
Net realized and unrealized gains (losses) on investments	4.80	1.85	(0.06)	1.52		0.73
Total from Investment Activities	4.94	1.94	0.01	1.61		0.82
Distributions:
Net investment income	(0.15)	(0.10)	(0.08)	(0.09)		(0.09)
Total Distributions	(0.15)	(0.10)	(0.08)	(0.09)		(0.09)
Net Asset Value, End of Period	$20.89	$16.10	$14.26	$14.33		$12.81
Total Return	30.82%	13.69%	0.07%	12.61	%(a)	6.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$125,974	$111,727	$135,607	$173,005		$168,316
Ratio of net expenses to average net assets	1.38%	1.38%	1.32%	1.27%		1.33%
Ratio of net investment income to average net assets	0.77%	0.61%	0.53%	0.65%		0.75%
Portfolio turnover (b)	89%	87%	84%	87%		104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$16.25	$14.39	$14.46	$12.92		$12.19
Investment Activities:
Net investment income	0.25	0.19	0.15	0.16		0.16
Net realized and unrealized gains (losses) on investments	4.83	1.86	(0.05)	1.54		0.73
Total from Investment Activities	5.08	2.05	0.10	1.70		0.89
Distributions:
Net investment income	(0.25)	(0.19)	(0.17)	(0.16)		(0.16)
Total Distributions	(0.25)	(0.19)	(0.17)	(0.16)		(0.16)
Net Asset Value, End of Period	$21.08	$16.25	$14.39	$14.46		$12.92
Total Return	31.49%	14.33%	0.63%	13.21	%(a)	7.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$394,394	$484,884	$713,829	$264,798		$240,602
Ratio of net expenses to average net assets	0.82%	0.82%	0.78%	0.76%		0.78%
Ratio of net investment income to average net assets	1.38%	1.20%	1.01%	1.18%		1.33%
Portfolio turnover (b)	89%	87%	84%	87%		104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

17

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Diversified Stock Fund
Class Y Shares
Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$17.66
Investment Activities:
Net investment income	0.16
Net realized and unrealized gains on investments	3.43
Total from Investment Activities	3.59
Distributions:
Net investment income	(0.15)
Total Distributions	(0.15)
Net Asset Value, End of Period	$21.10
Total Return (b)	20.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,233
Ratio of net expenses to average net assets (c)	0.86%
Ratio of net investment income to average net assets (c)	1.06%
Ratio of gross expenses to average net assets (c) (d)	1.01%
Ratio of net investment income to average net assets (c) (d)	0.91%
Portfolio turnover (e)	89%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

18

Notes to Financial Statements

The Victory Portfolios  October 31, 2013

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2013, the Trust offered shares of 14 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class I Shares and Class Y Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2— Other Significant Observable Inputs	Total
Common Stocks	$1,528,573	$—	$1,528,573
Investment Companies	—	22,303	22,303
Total	$1,528,573	$22,303	$1,550,876

There were no transfers between Level 1 and Level 2 as of October 31, 2013.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gains (losses) to paid-in capital. During the fiscal year ended October 31, 2013, the Diversified Stock Fund realized $40,131 of net gain on $221,804 of in-kind redemptions (in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2013 were as follows for the Fund (in thousands):

Purchases*	Sales*
$1,526,715	$2,314,734

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). As of August 1, 2013, the Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at rate of 0.65% of the first $800 million in average daily net assets, 0.60% of the average daily net assets above $800 million to $2.4 billion and 0.55% of the average daily net assets over $2.4 billion of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Prior to August 1, 2013, VCM was a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Effective July 31, 2013, VCM is no longer affiliated with KeyBank. KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Trust, The Victory Institutional Funds and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.00774% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2013, this fee was 0.0081%. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and the Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R and Class C Shares of the Fund. For the fiscal year ended October 31, 2013, the Fund paid affiliates of the Adviser or the Fund $37 thousand under the Distribution and Service Plans.

Prior to August 1, 2013, the Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, received from Class A Shares of the Fund a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. Prior to August 1, 2013, Class A Shares were not part of the Distribution and

22

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

Shareholder Servicing Plan under Rule 12b-1. For the fiscal year ended October 31, 2013, the Fund paid affiliates of the Adviser or the Fund $36 thousand under the Shareholder Servicing Plan.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2013, the Distributor received approximately $16 thousand from commissions earned on sales of Class A Shares and the transfer agent received $1 thousand from redemptions of Class C Shares of the Fund. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Fund's shares, including approximately $1 thousand to affiliates of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2013, the expense limits were as follows:

Class	Expense Limit
Class C Shares	2.00	%(a)
Class Y Shares	0.86	%(b)

(a) In effect until at least February 28, 2014.

(b) In effect until at least February 28, 2017.

Amount Waived or Reimbursed Available to Recoup	Expires October 31,
$29,169	2016

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. There were no recoupments by the Adviser during the year ended, October 31, 2013.

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the SEC approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The corresponding impact to the total return is disclosed in the Financial Highlights.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively

23

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. Prior to June 1, 2013, the annual commitment fee was 0.15%. For the fiscal year ended October 31, 2013, KeyCorp earned approximately $64 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding for the Fund during the fiscal year ended October 31, 2013 was $3,817 thousand. The average interest rate during the fiscal year ended October 31, 2013 was 1.04%. As of October 31, 2013, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$19,290	$—	$19,290

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$21,675	$—	$21,675

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$636	$27,585	$207,084	$235,305

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

During the year ended October 31, 2013, the Fund utilized $293,390 thousand of capital loss carryforwards.

24

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2013

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2013, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$1,343,792	$217,109	$(10,025)	$207,084

8.  Proxy Voting Information (Unaudited)

At Special Meetings of Shareholders of the Fund held on May 17, 2013 and various adjournments thereof, Fund shareholders elected the proposed Trustees, and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, at the same fee rate as that under the previous investment advisory agreement. Shareholders also approved a Distribution and Service Plan for Class A Shares of the Fund.

The tables below indicate the voting results for the items noted:

Nominee	Date Passed	For	Withheld
Mr. David Brooks Adcock	5/17/13	219,827,698	4,643,338
Mr. Nigel D. T. Andrews	5/17/13	219,719,633	4,751,404
Ms. E. Lee Beard	5/17/13	219,841,760	4,629,278
Mr. David C. Brown	5/17/13	180,028,489	44,442,547
Ms. Sally M. Dungan	5/17/13	219,365,476	5,105,562
Mr. David L. Meyer	5/17/13	219,657,970	4,813,066
Mr. Leigh A. Wilson	5/17/13	219,544,840	4,926,196

Shareholder votes for the election of Trustees are disclosed for the entire Victory Portfolios.

Resolution	Date Passed	For	Against	Abstain	Broker Non-Vote
Investment Advisory Agreement	6/21/13	34,880,397	1,285,064	3,359,957	12,197,513
Class A Distribution and Service Plan	7/31/13	21,701,326	1,323,240	3,460,027	5,649,742

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2013, the results of their operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2013

26

Supplemental Information

The Victory Portfolios  October 31, 2013

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 14 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 62	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 62	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

27

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 69	Chair and Trustee	November 1994

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

29

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Diversified Stock Fund
Class A Shares	$1,000.00	$1,141.70	$5.78	1.07%
Class C Shares	1,000.00	1,137.80	10.13	1.88%
Class R Shares	1,000.00	1,140.40	7.39	1.37%
Class I Shares	1,000.00	1,143.40	4.43	0.82%
Class Y Shares	1,000.00	1,143.00	4.65	0.86%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

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Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.81	$5.45	1.07%
Class C Shares	1,000.00	1,015.73	9.55	1.88%
Class R Shares	1,000.00	1,018.30	6.97	1.37%
Class I Shares	1,000.00	1,021.07	4.18	0.82%
Class Y Shares	1,000.00	1,020.87	4.38	0.86%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2013, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 100%.

Dividends qualifying for corporate dividends received a deduction of 100%.

31

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement (the "Agreement").

In anticipation of the acquisition of VCM by VCH from KeyBank (the "Transaction"), the Board approved the Agreement on behalf of the Fund at a special meeting, which was called for that purpose, on February 20, 2013. The Board had approved the previous investment advisory agreement at a December 29, 2012 meeting, and that agreement would automatically terminate upon the closing of the Transaction, pursuant to Section 15 of the 1940 Act. The Agreement, approved on February 20, 2013 and effective August 1, 2013, contains the same fee rate as the previous investment advisory agreement.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be approved. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature and quality of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for custodian and administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board recalled its review at prior Board meetings of: (1) the Fund's expense ratio, taking into consideration any distribution or shareholder servicing fees, and management fee compared to those of mutual funds in a peer group compiled by the Adviser; (2) the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board; (3) fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts; (4) the breakpoints in the advisory fee schedule for the Fund evidencing the Adviser's willingness to share in its economies of scale; and (5) the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems. The Board noted the Fund's favorable performance record over longer periods, and the longevity of the portfolio manager and the management team. The Board considered the steps being taken to improve performance.

32

Supplemental Information — continued

The Victory Portfolios  October 31, 2013

(Unaudited)

In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that: (1) the Fund's management fee, while higher than the peer group median, was within a reasonable range of the peer group median; (2) the Adviser's willingness to limit the Fund's Class C and Class Y expense ratios would provide stability to the Fund's Class C and Class Y expenses; and (3) management was addressing the Trustees' concerns about the Fund's performance; the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for the period ending December 31, 2014, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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36

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (10/13)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Leigh Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2013	2012
(a) Audit Fees (1)	$251,014	$258,475
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	95,620	118,600
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended October 31, 2013 and October 31, 2012, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2013 and 2012 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1)The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f)  Not applicable

(g)

2013	$233,605
2012	$198,455

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	December 18, 2013

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 18, 2013